Rule 497(c)
                                                                File No. 2-94935
--------------------------------------------------------------------------------
CORTLAND TRUST, INC.                    600 FIFTH AVENUE
                                        NEW YORK, N.Y. 10020
                                        (212) 830-5220
================================================================================

CORTLAND GENERAL MONEY MARKET FUND
U.S. GOVERNMENT FUND
MUNICIPAL MONEY MARKET FUND

PROSPECTUS


  July 28, 2000


  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

   TABLE OF CONTENTS
--------------------------------------------------------------------------------------------------------------------------
3       CORTLAND GENERAL MONEY MARKET FUND                     12       MUNICIPAL MONEY MARKET FUND
3       Risk/Return Summary: Investments, Risks and            12       Risk/Return Summary: Investments, Risks and
          Performance                                                     Performance
5       Fee Table                                              14       Fee Table
6       Investment Objectives, Principal Investment            15       Investment Objectives, Principal Investment
          Strategies and Related Risks                                    Strategies and Related Risks
8       U.S. GOVERNMENT FUND                                   16       Principal Investment Strategies For All Funds
8       Risk/Return Summary: Investments, Risks and            19       Management, Organization and Capital Structure
          Performance
10      Fee Table                                              19       Shareholder Information
11      Investment Objectives, Principal Investment            25       Dividends and Taxes
          Strategies and Related Risks
                                                               28       Financial Highlights
------------------------------------------------------------------------------------------------------------------------

CORTLAND GENERAL MONEY MARKET FUND ("CORTLAND GENERAL FUND")
RISK/RETURN SUMMARY: INVESTMENTS,    RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     The CORTLAND GENERAL FUND seeks to provide its investors with as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
    The CORTLAND GENERAL FUND intends to achieve its investment objective by investing at least 80% of its assets in marketable securities and instruments issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Obligations"), in bank instruments (domestic and foreign), in trust instruments, in corporate commercial instruments and in other corporate instruments maturing in 397 days or less (collectively, "Money Market Obligations").

    The CORTLAND GENERAL FUND is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

PRINCIPAL RISKS
--------------------------------------------------------------------------------
o Although the CORTLAND GENERAL FUND seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the CORTLAND GENERAL FUND. The value of the CORTLAND GENERAL FUND's shares and the securities held by the CORTLAND GENERAL FUND can each decline in value due to changes in interest rates. For example, rising interest rates cause the prices of the CORTLAND GENERAL FUND's securities to decrease.

o An investment in the CORTLAND GENERAL FUND is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o Payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligators of state, municipal, public authority, and corporate debt obligations to meet their payment obligations. If such issuers fail to make timely payments of interest and principal, the CORTLAND GENERAL FUND's investments would decline in value.

o The CORTLAND GENERAL FUND may invest in obligations from foreign issuers, it is subject to risks involving a lack of liquidity, imposition of foreign taxes, and other adverse results due to political and economic developments.

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------
    The following bar chart and table may assist you in your decision to invest in the CORTLAND GENERAL FUND. The bar chart shows how the CORTLAND GENERAL FUND'S annual returns have changed over the last ten calendar years. The table shows the CORTLAND GENERAL FUND's average annual returns for the last one, five and ten year periods, and since inception. While analyzing this information, please note that the CORTLAND GENERAL FUND's past performance is not an indicator of how it will perform in the future. The CORTLAND GENERAL FUND's current 7-day yield may be obtained by calling toll-free at 1-800-221-3079.

CORTLAND GENERAL FUND (1), (2)

[GRAPHIC OMITTED]

CALENDAR YEAR END        % TOTAL RETURN

1999                     4.38%
1998                     4.71%
1997                     4.71%
1996                     4.53%
1995                     5.05%
1994                     3.31%
1993                     2.55%
1992                     3.16%
1991                     5.49%
1990                     7.62%

(1) The CORTLAND GENERAL FUND's highest quarterly return was 2.20% for the quarter ended June 30, 1989; the lowest quarterly return was 0.63% for the quarter ended June 30, 1993.

(2) Securities dealers may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the CORTLAND GENERAL FUND directly.


       AVERAGE ANNUAL TOTAL RETURNS-CORTLAND GENERAL FUND
       FOR THE PERIODS ENDED DECEMBER 31, 1999

       One Year                                               4.38%
       Five Years                                             4.68%
       Ten Years                                              4.54%
       Since Inception [May 9, 1985]                          5.36%


                                    FEE TABLE
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the CORTLAND GENERAL FUND.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                  CORTLAND GENERAL FUND

Management Fees                                          0.76%
Distribution and Service (12b-1) Fees                    0.25%
Other Expenses                                           0.01%
                                                         -----
Total Annual Fund Operating Expenses                     1.02%*
                                                         =====

* The Manager and Distributor have voluntarily waived a portion of the Management Fee and Distribution Support and Services Fee with respect to the CORTLAND GENERAL FUND. After such waivers, the Management Fee was 0.73% and the Distribution Support and Services Fee was 0.23%. The actual Total Fund Operating Expenses were 0.97%. This fee waiver may be terminated at any time at the option of the Manager.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds. Assume that you invest
$10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year           3 Years           5 Years          10 Years
                                     $104             $325              $563             $1,248


INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
    The CORTLAND GENERAL FUND seeks to provide its investors with as high a level of current income as is consistent with preservation of capital and liquidity. There can be no assurance that the CORTLAND GENERAL FUND will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
    The CORTLAND GENERAL FUND seeks to achieve its objective by investing at least 80% of its assets in U.S. Government Obligations, in bank instruments (domestic and foreign), in trust instruments, in corporate commercial instruments and in other corporate instruments maturing in 397 days or less (collectively, "Money Market Obligations").

    The CORTLAND GENERAL FUND may invest in bank instruments, which consist mainly of certificates of deposit, bankers' acceptances and time deposits. The CORTLAND GENERAL FUND may also invest in corporate instruments supported by bank letters of credit. The CORTLAND GENERAL FUND generally limits investments in bank instruments to (a) those which are fully insured as to principal by the FDIC or (b) those issued by banks which at the date of their latest public reporting have total assets in excess of $1.5 billion. However, the total assets of a bank will not be the sole factor determining the Fund's investment decisions, and the Fund may invest in bank instruments issued by institutions which the Board of Directors believes present minimal credit risk.

    The CORTLAND GENERAL FUND may invest up to 100% of its assets in obligations issued by banks, and up to 10% of its assets in obligations issued by any one bank, subject to the provisions of Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). If the bank is a domestic bank, it must be a member of the FDIC. The CORTLAND GENERAL FUND may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks or foreign branches of foreign banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations). The CORTLAND GENERAL FUND will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 25% of its total assets at the time of purchase, provided that there is no limitation upon the Cortland General Fund investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligation is unconditionally liable in the event that the foreign branch fails to pay on the Eurodollar obligation for any reason; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The CORTLAND GENERAL FUND will limit its purchases of time deposits to those which mature in seven days or less, and will limit its purchases of time deposits maturing in two to seven days to 10% of such Fund's total assets at the time of purchase.

    The CORTLAND GENERAL FUND may invest in short-term corporate obligations and instruments, including but not limited to corporate commercial paper, notes, bonds and debentures. Corporate commercial instruments generally consist of short-term unsecured promissory notes issued by corporations. The Cortland General Fund may also purchase variable amount master demand notes, which are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the foregoing quality criteria. The interest rate on a variable amount master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal and interest upon notice not exceeding five business or seven calendar days. The CORTLAND GENERAL FUND may also purchase participation interests in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards set forth above. (See the Statement of Additional Information for information with respect to corporate commercial instruments and bond ratings.) The CORTLAND GENERAL FUND may also invest in fixed or variable rate debt units representing an undivided interest in a trust's distributions of principal and interest that a trust receives from an underlying portfolio of bonds issued by a highly rated corporate or U.S. Government agency issuer and/or payments from re-characterized distributions made possible by the swap of certain payments due on the underlying bonds. The CORTLAND GENERAL FUND's investment will be limited solely to the debt units and in each case, must meet the credit quality standards under Rule 2a-7 of the 1940 Act. Debt units will be purchased by the CORTLAND GENERAL FUND as an institutional accredited investor pursuant to a private placement memorandum. Sale of debt units will be effected pursuant to Rule 144A or other exemptions from registration under the Securities Act of 1933, subject to the eligibility of the purchaser and compliance with trust agreement requirements. The Manager will monitor the liquidity of the debt units under the supervision of Cortland's Board of Directors.

PRINCIPAL RISKS
--------------------------------------------------------------------------------
    The CORTLAND GENERAL FUND complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price.

    However, the CORTLAND GENERAL FUND is still subject to risks involving changes in interest rates and the credit risk surrounding the issuers of Money Market Obligations.

    Rising interest rates cause the prices of debt securities to decrease, which would lead to a loss in the value of the CORTLAND GENERAL FUND's investment. Moreover, changes in interest rates may be caused by various economic factors or political events.

    In addition, the CORTLAND GENERAL FUND is exposed to the credit risk of the institutions that issue Money Market Obligations. Changes in the credit quality of the issuers could affect their ability to meet their payment obligations of interest or principal. Any failure to make such payments could adversely affect the value of the security and your investment in the CORTLAND GENERAL FUND.

    Investors should also note that the CORTLAND GENERAL FUND will invest in Eurodollar and Yankee dollar obligations. Eurodollar, Yankee dollar and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable domestic obligations of domestic issuers, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on those obligations, that the selection of foreign obligations may be more difficult because there may be less information publicly available concerning foreign issuers, that there may be difficulties in enforcing a judgment against a foreign issuer or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by United States Government agencies or instrumentalities.

U.S. GOVERNMENT FUND
("GOVERNMENT FUND")
RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
    The GOVERNMENT FUND seeks to provide its investors with as high a level of current income as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
    The GOVERNMENT FUND intends to achieve its investment objective by investing 65% of its assets in short-term marketable securities and instruments issued or guaranteed by the U.S. Government or by its agencies or instrumentalities (U.S. Government Obligations").

    The GOVERNMENT FUND is a money market GOVERNMENT FUND and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

PRINCIPAL RISKS
--------------------------------------------------------------------------------
o Although the GOVERNMENT FUND seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the GOVERNMENT FUND. The value of the GOVERNMENT FUND's shares and the securities held by the GOVERNMENT FUND can each decline in value due to changes in interest rates. For example, rising interest rates cause the prices of the GOVERNMENT FUND's securities to decrease.

o An investment in the GOVERNMENT FUND is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o The GOVERNMENT FUND is exposed to the credit risk of the institutions that issue U.S. Government Obligations. Changes in the credit quality of the issuers could affect their ability to meet their payment obligations of interest or principal. Any failure to make such payments could adversely affect the value of the security and your investment in the GOVERNMENT FUND.

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------
    The following bar chart and table may assist you in your decision to invest in the GOVERNMENT FUND. The bar chart shows how the GOVERNMENT FUND's annual returns have changed over the last ten calendar years. The table shows the GOVERNMENT FUND's average annual returns for the last one, five and ten year periods, and since inception. While analyzing this information, please note that the GOVERNMENT FUND's past performance is not an indicator of how the GOVERNMENT FUND will perform in the future. The GOVERNMENT FUND's current 7-day yield may be obtained by calling toll-free at 1-800-221-3079.

GOVERNMENT FUND (1), (2)

[GRAPHIC OMITTED]

CALENDAR YEAR END        % TOTAL RETURN

1999                     4.13%
1998                     4.52%
1997                     4.54%
1996                     4.39%
1995                     4.90%
1994                     3.27%
1993                     2.56%
1992                     3.18%
1991                     5.46%
1990                     7.31%

(1) The GOVERNMENT FUND's highest quarterly return was 2.11% for the quarter ended June 30, 1989; the lowest quarterly return was 0.62% for the quarter ended June 30, 1993.

(2) Securities dealers may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the GOVERNMENT FUND directly.

     AVERAGE ANNUAL TOTAL RETURNS - GOVERNMENT FUND
     FOR THE PERIODS ENDED DECEMBER 31, 1999

     One Year                                               4.13%
     Five Years                                             4.49%
     Ten Years                                              4.42%
     Since Inception [May 9, 1985]                          5.09%


                                    FEE TABLE
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the GOVERNMENT FUND.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                         GOVERNMENT FUND

Management Fees                                              0.76%
Distribution and Service (12b-1) Fees                        0.25%
Other Expenses                                               0.03%
                                                             -----
Total Annual Fund Operating Expenses                         1.04%*
                                                             =====

* The Manager and Distributor have voluntarily waived a portion of the Management Fee and Distribution Support and Services Fee with respect to the GOVERNMENT FUND. After such waivers, the Management Fee was 0.63% and the Distribution Support and Services Fee was 0.22%. The actual Total Fund Operating Expenses were 0.88%. This fee waiver may be terminated at any time at the option of the Manager.

Example

This Example is intended to help you compare the cost of investing in the GOVERNMENT FUND with the cost of investing in other money market funds. Assume that you invest $10,000 in the GOVERNMENT FUND for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the GOVERNMENT FUND's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year           3 Years           5 Years          10 Years
                                     $106             $331              $574             $1,271

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
RELATED RISKS

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
    The GOVERNMENT FUND seeks to provide its investors with a high a level of current income as is consistent with preservation of capital and liquidity. There can be no assurance that the GOVERNMENT FUND will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
    The GOVERNMENT FUND endeavors to achieve its objective by investing at least 65% of its assets in short-term "U.S. Government Obligations." U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. Government agencies and instrumentalities ("Agencies") are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, e.g., obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration; in other cases payment of interest and principal is not guaranteed, e.g., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. The GOVERNMENT FUND will invest in Agencies which are not guaranteed or backed by the full faith and credit of the U.S. Government only when the Fund's Board of Directors is satisfied that the credit risk with respect to a particular agency or instrumentality is minimal.

PRINCIPAL RISKS
--------------------------------------------------------------------------------
    The GOVERNMENT FUND complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price.

     However, the GOVERNMENT FUND is still subject to risks involving changes in interest rates and the credit risk surrounding the issuers of U.S. Government Obligations.

    Rising interest rates cause the prices of debt securities to decrease, which would lead to a loss in the value of the GOVERNMENT FUND's investment. Moreover, changes in interest rates may be caused by various economic factors or political events.

    In addition, the GOVERNMENT FUND is exposed to the credit risk of the institutions that issue U.S. Government Obligations. Changes in the credit quality of the issuers could affect their ability to meet their payment obligations of interest or principal. Any failure to make such payments could adversely affect the value of the security and your investment in the Government Fund.

MUNICIPAL MONEY MARKET FUND ("MUNICIPAL FUND")
RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
    The MUNICIPAL FUND seeks to provide its investors with as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
    The MUNICIPAL FUND intends to achieve its investment objective by investing principally in short-term, high quality, debt obligations issued by states and municipal governments and their authorities, agencies and political subdivisions ("Municipal Securities").

    The MUNICIPAL FUND is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

PRINCIPAL RISKS
--------------------------------------------------------------------------------
o Although the MUNICIPAL FUND seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the MUNICIPAL FUND. The value of the MUNICIPAL FUND's shares and the securities held by the MUNICIPAL FUND can each decline in value due to changes in interest rates. For example, rising interest rates will cause the prices of the MUNICIPAL FUND's securities to decrease.

o An investment in the MUNICIPAL FUND is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o Payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligators of state, municipal and public authority debt obligations to meet their payment obligations. If such issuers fail to make timely payments of interest and principal, the MUNICIPAL FUND's investments would decline in value.

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------
    The following bar chart and table may assist you in your decision to invest in the MUNICIPAL FUND. The bar chart shows how the MUNICIPAL FUND's annual returns have changed over the last ten calendar years. The table shows the MUNICIPAL FUND's average annual returns for the last one, five and ten year periods, and since inception. While analyzing this information, please note that the MUNICIPAL FUND's past performance is not an indicator of how it will perform in the future. The MUNICIPAL FUND's current 7-day yield may be obtained by calling toll-free at 1-800-221-3079.

MUNICIPAL FUND (1), (2)

[GRAPHIC OMITTED]

CALENDAR YEAR END        % TOTAL RETURN

1999                     2.44%
1998                     2.64%
1997                     2.82%
1996                     2.70%
1995                     3.18%
1994                     2.24%
1993                     1.85%
1992                     2.48%
1991                     4.18%
1990                     5.37%

(1) The MUNICIPAL FUND's highest quarterly return was 1.54% for the quarter ended June 30, 1989; the lowest quarterly return was 0.43% for the quarter ended March 31, 1994.

(2) Securities dealers may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the MUNICIPAL FUND directly.


      Average Annual Total Returns - MUNICIPAL FUND
      For the periods ended December 31, 1999

      One Year                                               2.44%
      Five Years                                             2.76%
      Ten Years                                              2.99%
      Since Inception [June 10, 1985]                        3.50%

                                    FEE TABLE
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the MUNICIPAL FUND.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                      MUNICIPAL FUND

Management Fees                                           0.76%
Distribution and Service (12b-1) Fees                     0.25%
Other Expenses                                            0.02%
                                                          -----
Total Annual Fund Operating Expenses                      1.03%*
                                                          =====

* The Distributor has voluntarily waived a portion of the Distribution Support and Services Fee with respect to the MUNICIPAL FUND. After such waivers, the Distribution Support and Services Fee was 0.22%. The actual Total Fund Operating Expenses were 1.00%. This fee waiver may be terminated at any time at the option of the Manager.

Example

This Example is intended to help you compare the cost of investing in the MUNICIPAL FUND with the cost of investing in other money market funds. Assume that you invest $10,000 in the MUNICIPAL FUND for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the MUNICIPAL FUND's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year           3 Years           5 Years          10 Years
                                     $105             $328              $569             $1,259


INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
    The MUNICIPAL FUND's investment objective is to seek to provide its investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
    The MUNICIPAL FUND will invest primarily (i.e., at least 80%) in short-term, high quality, tax-exempt, Municipal Securities.

    The MUNICIPAL FUND will invest in Municipal Securities which include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of private activity bonds or industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Such obligations are considered to be Municipal Securities provided that the interest paid thereon generally qualifies as exempt from federal income tax in the opinion of bond counsel. However, interest on Municipal Securities may give rise to federal alternative minimum tax liability and may have other federal income tax consequences.

    The MUNICIPAL FUND also may purchase any Municipal Security which depends on the credit of the U.S. Government and may invest in Municipal Securities which are not rated if, in the opinion of Cortland's investment advisor, and in accordance with procedures established by the Board of Directors, such securities possess creditworthiness comparable to those rated obligations in which the MUNICIPAL FUND may invest. The MUNICIPAL FUND may, from time to time, on a temporary or defensive basis, invest in short-term, high quality U.S. Government Obligations, Money Market Obligations and repurchase agreements. Income from any such temporary investments would be taxable to shareholders as ordinary income. It is the present policy of the MUNICIPAL FUND to invest only in securities the interest on which is tax-exempt. Moreover, the MUNICIPAL FUND will endeavor to be invested at all times in Municipal Securities. It is a fundamental policy of the MUNICIPAL FUND that its assets will be invested so that at least 80% of its income will be exempt from federal income taxes. The MUNICIPAL FUND may from time to time hold cash reserves.

    The MUNICIPAL FUND's investment manager considers the following factors when buying and selling securities for the portfolio: (i) availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

    In order to maintain a share price of $1.00, the MUNICIPAL FUND must comply with certain industry regulations. Other requirements pertain to the maturity and credit quality of the securities in which the MUNICIPAL FUND may invest. The MUNICIPAL FUND will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the MUNICIPAL FUND, on a dollar-weighted basis, will be 90 days or less.

    The MUNICIPAL FUND will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but which have been determined by the MUNICIPAL FUND's Board of Directors to be of comparable quality.

    Subsequent to its purchase by the MUNICIPAL FUND, the quality of an investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the MUNICIPAL FUND. If this occurs, the Board of Directors of the MUNICIPAL FUND shall reassess the security's credit risks and shall take such action as it determines is in the best interest of the Municipal Fund and its shareholders. Reassessment is not required, however, if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

    Although the MUNICIPAL FUND will attempt to invest 100% of its total assets in Municipal Securities, the MUNICIPAL FUND reserves the right to invest up to 20% of its total assets in taxable securities whose interest income is subject to regular federal, state and local income tax, as well as the Federal alternative minimum tax. The kinds of taxable securities in which the Municipal Fund may invest are limited to specific types of short-term, fixed income securities.

    As a temporary defensive measure the MUNICIPAL FUND may, from time to time, invest in securities that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions as determined by the Manager. Such a temporary defensive position may prevent the MUNICIPAL FUND from achieving its investment objective.

PRINCIPAL RISKS
--------------------------------------------------------------------------------
    The MUNICIPAL FUND complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price.

    However, the MUNICIPAL FUND is still subject to risks involving changes in interest rates and the credit risk surrounding the issuers of Municipal Securities.

    Rising interest rates cause the prices of debt securities to decrease, which would lead to a loss in the value of the MUNICIPAL FUND's investment. Moreover, changes in interest rates may be caused by various economic factors or political events.

    In addition, the MUNICIPAL FUND is exposed to the credit risk of the institutions that issue Municipal Securities. Changes in the credit quality of the issuers could affect their ability to meet their payment obligations of interest or principal. Any failure to make such payments could adversely affect the value of the security and your investment in the MUNICIPAL FUND.

PRINCIPAL INVESTMENT STRATEGIES FOR ALL FUNDS

    The Cortland General Money Market Fund, U.S. GOVERNMENT FUND , and Municipal Money Market Fund (each, a "Fund" collectively, the "Funds") will invest only in U.S. dollar-denominated securities which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Directors. The NRSROs currently rating instruments of the type one or more of the Funds may purchase are Moody's Investors Service, Inc., Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Duff and Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited and IBCA Inc.

    Investments in rated securities not rated in the highest category by at least two NRSROs (or one NRSRO if the instrument was rated by only one such organization), and unrated securities not determined by the Board of Directors to be comparable to those rated in the highest category, will be limited to 5% of a Fund's total assets, with the investment in any such issuer being limited to not more than the greater of 1% of a Fund's total assets or $1 million. A Fund may invest in obligations issued or guaranteed by the U.S. Government without any such limitation.

    Each Fund invests in such high quality debt obligations with relatively short maturities. Each Fund seeks to achieve its objective by investing in different types of securities, as described below. Unless otherwise stated, the investment policies and restrictions set forth below are not fundamental policies, and may be changed by the Board of Directors, with notice to shareholders.

    The securities in which the Funds invest may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value. The values of the securities in which the Funds invest fluctuate based upon interest rates, the financial stability of the issuers and market factors.

    Cortland may enter into the following arrangements with respect to all three Funds. Repurchase Agreements: under a repurchase agreement, the purchaser (for example, one of the Funds) acquires ownership of an obligation and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This arrangement results in a fixed rate of return insulated from market fluctuations during such period. Although the underlying collateral for repurchase agreements may have maturities exceeding one year, a Fund will not enter into a repurchase agreement if as a result of such investment more than 10% of such Fund's total assets would be invested in illiquid securities, including repurchase agreements which expire in more than seven days. A Fund may, however, enter into "continuing contract" or "open" repurchase agreements under which the seller is under a continuing obligation to repurchase the underlying obligation from that Fund on demand and the effective interest rate is negotiated on a daily basis.

    In general, a Fund will enter into repurchase agreements only with domestic banks with total assets of at least $1.5 billion or with primary dealers in U.S. Government securities. However, the total assets of a bank will not be the sole factor determining the Fund's investment decisions, and the Fund may enter into repurchase agreements with other institutions which the Board of Directors believes present minimal credit risk. Nevertheless, if the seller of a repurchase agreement fails to repurchase the obligation in accordance with the terms of the agreement, the Fund which entered into the repurchase agreement may incur a loss to the extent that the proceeds it realized on the sale of the underlying obligation are less than the repurchase price. Repurchase agreements may be considered loans to the seller of the underlying security. Income with respect to repurchase agreements is not tax-exempt.

    Securities purchased pursuant to a repurchase agreement are held by the Fund's custodian and (i) are recorded in the name of the Fund with the Federal Reserve Book-Entry System, or (ii) the Fund receives daily written confirmation of each purchase of a security and a receipt from the custodian. The Funds purchase securities subject to a repurchase agreement only when the purchase price of the security acquired is equal to or less than its market price at the time of purchase.

    A Fund may also enter into reverse repurchase agreements which involve the sale by a Fund of a portfolio security at an agreed upon price, date and interest payment. A Fund will enter into reverse repurchase agreements for temporary or defensive purposes to facilitate the orderly sale of portfolio securities, to accommodate abnormally heavy redemption requests should they occur, or in some cases as a technique to enhance income. A Fund will use reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. A Fund will enter into reverse repurchase agreements only in amounts up to 10% of the value of its total assets at the time of entering into such agreements. Reverse repurchase agreements involve the risk that the market value of securities retained by a Fund in lieu of liquidation may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. This risk, if encountered, could cause a reduction in the net asset value of a Fund's shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. As such, they are subject to limitations on the level of Fund assets that may be invested in such instruments.

    Delayed delivery agreements are commitments by any of the Funds to dealers or issuers to acquire securities beyond the customary same-day settlement for money market instruments. These commitments fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, the Funds' investment advisor can anticipate that cash for investment purposes will result from scheduled maturities of existing portfolio instruments or from net sales of shares of a Fund; therefore, to assure that a Fund will be as fully invested as possible in instruments meeting that Fund's investment objective, a Fund may enter into delayed delivery agreements, but only to the extent of anticipated funds available for investment during a period of not more than five business days.

    Money Market Obligations and Municipal Securities are sometimes offered on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such Money Market Instruments or Municipal Securities with the intention of actually acquiring such securities, but a Fund may sell these securities before the settlement date if it is deemed advisable.

    If a Fund enters into a delayed delivery agreement or purchases a when-issued security, that Fund will direct Cortland's custodian bank to place cash or other high grade securities (including Money Market Obligations and Municipal Securities) in a segregated account of such Fund in an amount equal to its delayed delivery agreements or when-issued commitments. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of such Fund's delayed delivery agreements and when-issued commitments. To the extent that funds are in a segregated account, they will not be available for new investment or to meet redemptions. Investment in securities on a when-issued basis and use of delayed delivery agreements may increase a Fund's exposure to market fluctuation; may increase the possibility that the Municipal Fund will incur a short-term gain subject to federal taxation; or may increase the possibility that a Fund will incur a short-term loss, if the Fund must engage in portfolio transactions in order to honor a when-issued commitment or accept delivery of a security under a delayed delivery agreement. The Funds will employ techniques designed to minimize these risks.

    No additional delayed delivery agreements or when-issued commitments will be made if more than 25% of a Fund's net assets would become so committed. The Funds will enter into when-issued and delayed delivery transactions only when the time period between trade date and settlement date is at least 30 days and not more than 120 days.

    The MUNICIPAL FUND may attempt to improve its portfolio liquidity by assuring same-day settlements on portfolio sales (and thus facilitate the same-day payment of redemption proceeds) through the acquisition of "Stand-by Commitments." A Stand-by Commitment is a right of the MUNICIPAL FUND, when it purchases Municipal Securities for its portfolio from a broker, dealer or other financial institution, to sell the same principal amount of such securities back to the seller, at the MUNICIPAL FUND's option, at a specified price. Stand-by Commitments are also sometimes known as "puts." The MUNICIPAL FUND will acquire Stand-by Commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition or exercisability of a Stand-by Commitment by the MUNICIPAL FUND will not affect the valuation or the average weighted maturity of its underlying portfolio securities. See "Investment Programs and Restrictions - Stand-by Commitments" in the Statement of Additional Information for additional information with respect to Stand-by Commitments.

     Consistent with the objective of stability of principal, each Fund attempts to maintain a constant net asset value per share of $1.00 and, to this end, values its assets by the amortized cost method and rounds its per share net asset value to the nearest whole cent in compliance with applicable rules and regulations. Accordingly, the Funds invest in Money MarketObligations and Municipal Securities having remaining maturities of 397 days or less and maintain a weighted average maturity for each Fund of 90 days or less. However, there can be no assurance that a Fund's net asset value per share of $1.00 will be maintained.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
    The Funds' investment adviser is Reich & Tang Asset Management L.P. (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of June 30, 2000, the Manager was the investment manager, advisor or supervisor with respect to assets aggregating in excess of $15.6 billion. The Manager has been an investment adviser since 1970 and currently is manager of seventeen other registered investment companies and also advises pension trusts, profit-sharing trusts and endowments.

    Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.

    The Funds pay the Manager an annual fee, calculated daily and paid monthly, of .80% of the first $500 million of Cortland's average daily net assets, plus
 .775% of the next $500 million of Cortland's average daily net assets, plus .750% of the next $500 million of Cortland's average daily net assets, plus .725% of Cortland's average daily net assets in excess of $1.5 billion.
Cortland's comprehensive fee is higher than most other money market mutual funds which do not offer services that Cortland offers. However, most other funds bear expenses that are being borne for Cortland by the Manager. During the fiscal year ended March 31, 2000, Cortland paid the Manager fees which represented .76% of the CORTLAND GENERAL FUND's average daily net assets, .76% of the Government Fund's average daily net assets and .76% of the MUNICIPAL FUND's average daily net assets, respectively, on an annualized basis. During such year, expenses borne by each of the Funds, including fees paid to the Manager, amounted to 0.97% of the CORTLAND GENERAL FUND's average daily net assets, 0.88% of the GOVERNMENT FUND's average daily net assets and 1.00% of the MUNICIPAL FUND's average daily net assets, respectively, on an annualized basis.

SHAREHOLDER INFORMATION

    Each Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either sales or redemptions. All transactions in Fund shares are effected through the Funds' transfer agent, who accepts orders for purchases and redemptions from securities dealers and from investors directly.

GENERAL INFORMATION ON PURCHASES
--------------------------------------------------------------------------------
    Shares of each Fund may be purchased from Cortland or through securities dealers which have entered into dealer agreements with Reich & Tang Distributors, Inc. (the "Distributor"), 600 Fifth Avenue, New York, New York 10020, or by institutions which maintain accounts with Cortland on behalf of their customers. Orders for purchase of shares are accepted only on a "business day of

Cortland" which means any day on which both the New York Stock Exchange and State Street Kansas City (the "Custodian"), Cortland's custodian, are open for business. It is expected that the New York Stock Exchange and/or the Custodian will be closed on Saturdays and Sundays, New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas. The minimum initial purchase made directly through Cortland may be as low as $1,000 and subsequent purchases will be accepted in any amount. Participating brokers may impose different initial and/or subsequent minimum investment requirements. For further information, contact the Distributor or your participating broker.

     An order to purchase Fund shares is effective only when it is received in proper form and payment in the form of Federal funds (member bankdeposits with the Federal Reserve Bank) is received by Cortland for investment. Cortland reserves the right to reject any order for the purchase of shares. Fund shares are purchased or exchanged at the net asset value next determined after acceptance of the order. Net asset value is normally determined at 12 noon Eastern time on each business day of Cortland. Because Cortland uses the amortized cost method of valuing the securities held by each Fund and rounds each Fund's per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of each Fund will remain constant at $1.00 per share. However, Cortland makes no assurance that it can maintain a $1.00 net asset value per share. In order to earn dividends the same day, purchase orders must be received before 12 noon Eastern time; otherwise, the purchase of shares will occur the following business day. Payments transmitted by check are normally converted into federal funds within one business day and are accepted subject to collection at full face amount. Cortland will not issue share certificates but will record investor holdings on the books of Cortland in noncertificate form and regularly advise the shareholder of his ownership position.

    There is no sales charge to the investor on purchases placed directly with Cortland. However, the costs of distributing Fund shares are borne in part by Cortland and in part by the Manager.

    Purchases may be made by following the procedures specified below. If these purchase procedures are not followed, the processing of orders may be delayed.

PURCHASES THROUGH SECURITIES DEALERS
--------------------------------------------------------------------------------
    Investors may submit their initial and subsequent investments directly through participating securities dealers. For an initial investment, investors should submit payment and, if required, a completed Investor Application to their participating securities dealer, who will transmit such payment to Cortland on behalf of the investor and supply Cortland with required account information. Some securities dealers may charge a fee for this service. For customers of securities dealers who offer the service, investors may have their "free-credit" cash balances automatically invested in Cortland shares on a daily basis depending upon which Fund has been designated by the investor as the primary Fund for his account. Automatic purchases and redemptions of Cortland shares are treated on the same basis as direct purchases and redemptions from Cortland. "Free-credit" cash balances begin to earn dividends on the first day following the date that the share purchase or exchange order is effected and through the date that a redemption order is effected. For further information and for details concerning the automatic purchase and redemption of Cortland shares, contact your participating securities dealer or the Distributor. Cortland is not responsible for any delay caused by securities dealers in forwarding an order to Cortland. Securities dealers have a responsibility to transmit orders promptly.

PURCHASES THROUGH CORTLAND
--------------------------------------------------------------------------------
    You may purchase shares of Cortland by wire and by mail. Cortland will only accept direct orders from investors through the Distributor or through securities dealers that have entered into dealer agreements with the Distributor and are registered to sell securities in such state. The initial purchase must be accompanied by a completed Investor Application available from the Distributor.

INITIAL PURCHASE OF SHARES
--------------------------------------------------------------------------------
Mail

    Investors may send a check made payable to "Cortland" along with a completed subscription order form to:

    Mutual Funds Group
    P.O. Box 13232
    Newark, NJ 07101-3232

     Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member bank of the Federal Reserve System can normally be converted into Federal Funds within one business day after receipt of the check. Checks drawn on a nonmember bank may take substantially longer to convert into Federal Funds and to be invested in Fund shares. An investor's subscription will not be accepted until the Fund receives Federal Funds.

Bank Wire

    To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor should first obtain a new account number by telephoning the Fund at either (212) 830-5280 (within New York State) or at
(800) 433-1918 (outside New York State) and then instruct a member commercial bank to wire money immediately to:

    State Street Kansas City
    ABA# 101003621
    Reich & Tang Services, Inc.
    DDA# 890752-954-6

    The investor should then promptly complete and mail the subscription order form.

    An investor planning to wire funds should instruct his bank to wire before 12 noon, New York City time, on the same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12 noon, New York City time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Personal Delivery

    Deliver a check made payable to "Cortland" along with a completed subscription order form to:

    Reich & Tang Funds
    600 Fifth Avenue - 9th Floor
    New York, New York 10020

SUBSEQUENT PURCHASES OF SHARES
--------------------------------------------------------------------------------
    There is a $50 minimum for each subsequent purchase. All payments should clearly indicate the shareholder's account number. Provided that the information on the subscription order form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new subscription order form at any time during the year the shareholder's account is closed or during the following calendar year.

    Subsequent purchases can be made either by bank wire or by personal delivery, as indicated above or by mailing a check to the Fund's transfer agent at:

    Mutual Funds Group
    P.O. Box 13232
    Newark, New Jersey 07101-3232

ELECTRONIC FUNDS TRANSFERS (EFT)
AND DIRECT DEPOSIT PRIVILEGE
--------------------------------------------------------------------------------
    You may purchase shares of Cortland (minimum of $50) by having salary, dividend payments, interest payments or any other payments designated by you, or by having federal salary, social security, military or other payments from the federal government, automatically deposited into your Cortland account. You may deposit as much of such payments as you elect. To enroll in this program, you must file with Cortland a completed EFT Application and/or a Direct Deposit Sign-Up Form for each type of payment that you desire to include in the privilege. The appropriate form may be obtained from your broker or Cortland. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will terminate your participation in the privilege. Further, Cortland may terminate your participation upon 30 days' notice to you.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------
     You may redeem your shares, in whole or in part, on any day on which the Fund's net asset value is calculated. Shares are redeemed at the net asset value next determined after receipt of proper notice of redemption. If you redeem all of your shares, you will receive payment of all dividends declared but unpaid through the date of redemption. If you redeem only a portion of the shares in your account, the dividends declared butunpaid on the shares redeemed will not be distributed to you until the next regular dividend payment date. If your redemption order is received prior to 12 noon Eastern time, the redemption will be effective on that day and Cortland will endeavor to transmit payment that same business day. If the notice of redemption is received after 12 noon Eastern time, the redemption will be made on the next business day.

    Some of the redemption procedures described below may require you to complete and file an authorization form in advance. If purchases are made by check, redemption of those shares by wire, by check redemption or by telephone are restricted for fifteen calendar days following the purchase of shares. Under certain circumstances Cortland may redeem accounts of less than $500 or impose a monthly service charge of not more than $10 on such accounts.

REDEMPTIONS THROUGH SECURITIES DEALERS
--------------------------------------------------------------------------------
    Shareholders may redeem shares by instructing their securities dealer to effect their redemption transactions. The securities dealer will transmit the required redemption information to Cortland and the proceeds from that redemption will be transmitted to the securities dealer for the account of the shareholder. Securities dealers, including participants in the plan of distribution described under the heading "Distributor", may impose redemption minimums, service fees or other requirements. Securities dealers have a responsibility to transmit redemption requests promptly.

REDEMPTIONS BY CHECK
--------------------------------------------------------------------------------
    Shareholders may use checks to effect redemptions. The standard checking allows checks to be drawn in any amount of $500 or more. Checks drawn in amounts of less than $500 may be returned to the payee or a $15 fee will be imposed for such checks paid.

    Shareholders may elect to establish a Spectrum Account. A Spectrum Account provides draft checking services which is part of a range of cash management services provided by the Manager and/or its affiliates. The account entitles shareholders to write checks in any amount that will clear through an agent bank. SHAREHOLDERS WHO ARE INTERESTED IN PARTICIPATING IN THE SPECTRUM ACCOUNT PROGRAM SHOULD CONSIDER THE INFORMATION AVAILABLE FROM THE DISTRIBUTOR WITH RESPECT TO THE SPECTRUM ACCOUNT, INCLUDING THE FEES RELATED THERETO.

    The payee of a check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the agent bank for payment, the agent bank will cause Cortland to redeem a sufficient number of shares to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed up until the day on which the check is presented to the agent bank for payment. Checks drawn on insufficient funds will be returned to the payee and a fee (currently $16) will be imposed. Additionally, a fee (currently $20) will be imposed for stop payment orders.

PREAUTHORIZED REDEMPTIONS
--------------------------------------------------------------------------------
    Shareholders may make preauthorized redemptions by contacting Cortland by:

(a)  calling (212) 830-5280 if calling from New York or

(b) calling toll free at (800) 433-1918 if calling from elsewhere in the United States or

(c) sending a telegram or letter to Cortland Trust, Inc., 600 Fifth Avenue, New York, New York 10020

     and have the proceeds mailed or wired only to a previously designated broker or bank account if (a) shares were paid for in federal funds or were purchased by check and have been on Cortland's books at least fifteen calendar days and (b) a telephone redemption authorization included in the Investor Application is on file with Cortland before the redemption request is placed. This authorization requires designation of a brokerage or bank account to which the redemption payment is to be sent. The proceeds will not be mailed or wired to other than the designated account. Redemptions of $10,000 or more will be sent bybank wire if requested. Smaller amounts will normally be mailed to the designated account.

    Cortland will employ procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. The failure by Cortland to employ such procedures may cause Cortland to be liable for any losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions.

REDEMPTIONS BY LETTER OF INSTRUCTION
--------------------------------------------------------------------------------
    Shareholders may redeem shares by a letter of instruction sent directly to Reich & Tang Funds, 600 Fifth Avenue, New York, New York 10020 containing:

(a)  your Cortland account number

(b)  your redemption Fund choice

(c)  your name and telephone number

(d) the dollar amount or number of shares to be redeemed or a statement that all shares in the account are to be redeemed

(e) payment instructions (normally redemption proceeds will be mailed to the shareholder's address as registered with Cortland)

(f)  signature(s) of the registered shareholder(s)

(g) signature(s) guaranteed stamped under the signature and signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to Cortland's standards and procedures.

    The proceeds of redemption are sent to the shareholder's bank or the shareholder's address as it appears in Cortland's records. In order to change such designation, the shareholder must submit a written notification to Cortland with the signature guarantee(s) described above.

EXCHANGES
--------------------------------------------------------------------------------
    Shares of each Fund may be exchanged at net asset value for shares of any of the other Funds without charge by instructions to a shareholder's securities dealer or by mail. The value of the shares being exchanged must meet the minimum initial investment requirements of the Fund or the participating securities dealer. Mail exchange orders should be addressed and sent as shown under the heading "Redemptions by Letter of Instruction" and must contain:

o    your Cortland account number

o    your name and telephone number

o the amount of shares to be exchanged (or, if all shares are to be exchanged, a statement to this effect)

o    the Fund shares to be exchanged

o    the Fund shares to be acquired

o    any change in dividend election

RETIREMENT PLANS
--------------------------------------------------------------------------------
    The Fund has available a form of individual retirement account ("IRA") for investment in the Fund's shares. In general, an individual can make an annual contribution to an IRA in an amount equal to the lesser of $2000 or 100% of the individual's earned income. In addition, in the case of a married couple filing a joint return, annual IRA contributions of up to $2000 can generally be made for each spouse, as long as the combined compensation of both spouses is at least equal to the contributed amounts. IRA contributions can, in general, be made to either traditional deductible IRAs, traditional non-deductible IRAs or non-deductible Roth IRAs, a new type of IRA established by the Taxpayer Relief Act of 1997. Contributions to a Roth IRA are not deductible, but qualified distributions from a Roth IRA are not includable in income or subject to the additional ten-percent tax on early withdrawals, if deemed a qualified distribution. A "qualified distribution" is a distribution that is made after the end of the five taxable year period beginning with the first taxable year in which the individual made a contribution to a Roth IRA, and which is made on or after the date in which the individual attains an age of 59 1/2, on or after the death of the individual or is attributable to the disability of the individual, or is a distribution for specified first-time home buyer expenses or certain education expenses.

    Contributions to traditional deductible IRAs and Roth IRAs may be limited based on adjusted gross income levels. The ability of a person who is an active participant in an employer sponsored retirement plan to make deductible contributions to a regular IRA is phased out based on the individual's adjusted gross incomes. The phase out occurs over a range of adjusted gross incomes from $51,000 to $61,000 on a joint return and $31,000 to $41,000 on a single return. The phase out range for a married individual who is not an active participant but whose spouse is an active participant is between $150,000 and $160,000.

    The maximum annual contribution that can be made to a Roth IRA is also subject to phase out rules that apply to married individuals filing joint returns when adjusted gross income is between $150,000 and $160,000 and to single individuals when adjusted gross income is between $95,000 and $110,000.

    For both traditional deductible IRAs and Roth IRAs, the phase out range for married individuals filing separate returns is from $0 to $10,000. The minimum investment required to open an IRA is $250. Generally, there are penalties for premature distributions from an IRA before the attainment of age 59 1/2, except in the case of the participant's death or disability and certain other circumstances including first-time home buyer expenses and certain education expenses.

    Fund shares may also be a suitable investment for assets of other types of qualified pension or profit-sharing plans, including cash or deferred or salary reduction "Section 401(k) plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans.

    Persons desiring information concerning investments by IRAs and other retirement plans should write or telephone the Fund.

DISTRIBUTOR
--------------------------------------------------------------------------------
    Each of the Funds has entered into a distribution agreement dated September 15, 1993 (the "Distribution Agreements") with Reich & Tang Distributors, Inc. (the "Distributor"), 600 Fifth Avenue, New York,

New York 10020. The Distributor, which was organized on January 4, 1991, has the exclusive right to enter into dealer agreements with securities dealers who sell shares of the Funds, including sales where a securities dealer automatically "sweeps" free credit balances into a fund at the end of each day ("Sweep Arrangement") allowing the account holder to earn dividends otherwise unavailable in the brokerage account, and with financial institutions which may furnish services to shareholders on behalf of Cortland. Pursuant to plans of distribution (the "Plans") approved by the Funds' shareholders on July 31, 1989, each of the Funds may make distribution related payments, under a sweep arrangement or otherwise, in an amount not to exceed on an annualized basis .25% of the value of the Fund's assets. Securities dealers and other financial institutions may receive distribution payments directly or indirectly from the Funds for services that may include payments for opening shareholder accounts, processing investor purchase and redemption orders, responding to inquiries from shareholders concerning the status of their accounts and operations of their Fund and communications with Cortland on behalf of Fund shareholders. Additionally, the Distributor may pay for advertisements, promotional materials, sales literature and printing and mailing of prospectuses to other than Fund shareholders and other services to support distribution pursuant to the Plans. The Distributor may also make payments to securities dealers, under a sweep arrangement or otherwise, and to financial institutions, such as banks, out of the investment management fee the Manager receives from the Funds, out of its past profits or from any other source available to the Distributor.

    The Plans will only make payments for expenses actually incurred by the Distributor. The Plans will not carry over expenses from year to year and if a Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Plan terminates.

    As a result of 12b-1 fees, a long-term shareholder in a Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the Rules of the National Association of Securities Dealers, Inc.

DIVIDENDS AND TAXES

DIVIDENDS
--------------------------------------------------------------------------------
    It is the policy of Cortland, with respect to each Fund, to declare dividends from the net investment income earned by each Fund daily; such dividends are generally reinvested in additional Fund shares on the subsequent business day. A shareholder may, by letter to Cortland, elect to have dividends paid by check. Any such election or revocation thereof must be made in writing to Cortland Trust, Inc., 600 Fifth Avenue, New York, New York 10020. Shareholders whose dividends are being reinvested will receive a summary of their accounts at least quarterly indicating the reinvestment of dividends. Dividends from net realized capital gain, offset by capital loss carryovers, if any, are generally declared and paid when realized except to the extent that a net realized capital gain is deemed necessary to offset future capital losses.

TAXES
--------------------------------------------------------------------------------
    Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is each Fund's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code, so that each Fund will satisfy the distribution requirement of Subchapter M and will not be subject to federal income tax or the 4% excise tax.

    If a Fund fails to satisfy any of the Code requirements for qualification as a regulated investment company, it will be taxed at regular corporate tax rates on all its taxable income (including capital gains) without any deduction for distributions to shareholders, and distributions to shareholders will be taxable as ordinary dividends (even if derived from the Fund's net long-term capital gains) to the extent of the Fund's current and accumulated earnings and profits.

    Distributions by the MUNICIPAL FUND of its tax-exempt interest income are designated as exempt-interest dividends, which are excludable from gross income for federal income tax purposes. However, shareholders are required to report the receipt of exempt-interest dividends, together with other tax-exempt interest, on their federal income tax returns. In addition, these exempt-interest dividends may be subject to the federal alternative minimum tax ("AMT") and will be taken into account in determining the portion, if any, of Social Security benefits received which must be included in gross income for federal income tax purposes. Further, interest or indebtedness incurred or continued to purchase or carry shares of the MUNICIPAL FUND (which indebtedness likely need not be directly traceable to the purchase or carrying of such shares) will not be deductible for federal income tax purposes. Finally, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the MUNICIPAL FUND likely will be subject to tax on dividends paid by such Fund that are derived from interest on such bonds.

     The MUNICIPAL FUND may invest in securities the interest on which is (and the dividends paid by the Fund derived from such interest are) subject to federal income tax, but such taxable securities will not exceed 20% of the value of the MUNICIPAL FUND's total assets. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of the MUNICIPAL FUND declared during that year. These percentages may differ from the actual percentages for any particular day.

    Distributions by a Fund of its taxable net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes but are not expected to qualify for the 70% dividends-received deduction for corporate shareholders. Distributions by a Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have held their shares.

    Tax-exempt interest on specified private activity bonds issued after August 7, 1986, is treated as a tax preference item for purposes of the AMT. Thus, corporate and individual shareholders of the MUNICIPAL FUND may incur an AMT liability as a result of receiving exempt-interest dividends from the Fund to the extent such dividends are attributable to interest from such private activity bonds. In addition, because all exempt-interest dividends are included in a corporate shareholder's adjusted current earnings (which is used in computing a separate preference item for corporations), corporate shareholders may incur an AMT liability as a result of receiving exempt-interest dividends from the MUNICIPAL FUND.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of a Fund. In general, distributions by a Fund are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by a Fund and received by the shareholders on December 31 of the preceding year.

    A shareholder will recognize gain or loss upon the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. However, as long as a Fund's Net Asset Value per share does not deviate from $1.00, there will be no gain or loss upon the sale or redemption of shares of a Fund. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of a Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    If a shareholder is a non-resident alien or foreign entity shareholder, ordinary income dividends paid to such shareholder generally will be subject to United States withholding tax at a rate of 30% (or lower applicable treaty rate). We urge non-United States shareholders to consult their own tax adviser concerning the applicability of the United States withholding tax.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on ordinary income dividends paid by a Fund. In order to avoid this backup withholding, a shareholder must provide the Fund with a correct taxpayer identification number (which for most individuals is his or her Social Security number) or certify that it is a corporation or otherwise exempt from or not subject to backup withholding.

    The exclusion from gross income for federal income tax purposes of exempt-interest dividends does not necessarily result in exclusion under the income or other tax laws of any state or local taxing authority.

     The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, judicial or administrative action. As the foregoing discussion is for general information only, a prospective shareholder also should review the more detailed discussion of federal income tax considerations relevant to the Funds that is contained in the Statement of Additional Information. In addition, each prospective shareholder should consult with his own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes which may differ from the federal income tax consequences described above.

FINANCIAL HIGHLIGHTS
This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                        Cortland General Money Market Fund
                                       --------------------------------------------------------------------------
                                                             For the Year Ended March 31,
                                       --------------------------------------------------------------------------
                                          2000            1999            1998           1997             1996
                                       ---------       ----------      ----------      ----------      ----------
Per Share Operating Performance:
(for a share outstanding
   throughout the year)
Net asset value,
   beginning of year................   $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                       ---------       ----------      ----------      ----------      ----------
Income from investment operations:
   Net investment income............       0.045           0.045           0.047           0.044           0.049
   Net realized and unrealized
    gain/(loss) on investments......      --               0.001       (   0.001)         --               0.001
                                       ---------       ----------      ----------      ----------      ----------
Total from investment operations.          0.045           0.046           0.046           0.044           0.050
Less distributions:
   Dividends from net
    investment income...............   (   0.045)      (   0.045)      (   0.047)      (   0.044)      (   0.048)
                                        --------        --------        --------        --------        --------
Total distributions.................   (   0.045)      (   0.045)      (   0.047)      (   0.044)      (   0.048)
                                        --------        --------        --------        --------        --------
Net asset value, end of year........   $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                       =========       =========       =========       =========       =========
Total Return........................       4.60%           4.56%           4.77%           4.52%           4.95%

Ratios/Supplemental Data
Net assets,
   end of year (000's omitted)......   $  834,259      $  659,890      $  505,442      $1,160,352      $1,159,173

Ratios to average net assets:
   Expenses.........................       0.97%           1.00%           0.99%           1.02%           1.03%
   Net investment income............       4.54%           4.41%           4.67%           4.41%           4.86%
Management and Distribution support
   and service fees waived..........       0.05%           0.03%           0.04%          --              --

This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                                 U.S. Government Fund
                                       --------------------------------------------------------------------------
                                                              For the Year Ended March 31,
                                       --------------------------------------------------------------------------
                                          2000            1999            1998           1997             1996
                                       ---------       ----------      ----------      ----------      ----------
Per Share Operating Performance:
(for a share outstanding
 throughout the year)
Net asset value,
 beginning of year.................    $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                       ---------       ----------      ----------      ----------      ----------
Income from investment operations:
   Net investment income...........        0.043           0.042           0.046           0.043           0.047
   Net realized and unrealized
    gain/(loss) on investments.....       --               0.001       (   0.001)      (   0.001)         --
                                       ---------       ----------       ---------       --------       ----------
Total from investment operations...        0.043           0.043           0.045           0.042           0.047
Less distributions:
   Dividends from net
    investment income..............    (   0.043)      (   0.042)      (   0.045)      (   0.043)      (   0.047)
                                        --------        --------        --------        --------        --------
Total distributions................    (   0.043)      (   0.042)      (   0.045)      (   0.043)      (   0.047)
                                        --------        --------        --------        --------        --------
Net asset value, end of year.......    $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                       =========       =========       =========       =========       =========
Total Return.......................        4.35%           4.33%           4.61%           4.37%           4.80%

Ratios/Supplemental Data
Net assets,
 end of year (000's omitted).......    $   58,121      $   64,438      $   48,069       $ 164,464       $ 255,222
Ratios to average net assets:
   Expenses........................        0.88%           1.00%           0.81%           1.01%           1.04%
   Net investment income...........        4.38%           4.18%           4.58%           4.30%           4.72%
Management and Distribution support
 and service fees waived...........        0.16%           0.04%           0.25%           0.02%          --

This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                Municipal Money Market Fund
                                       --------------------------------------------------------------------------
                                                              For the Year Ended March 31,
                                       --------------------------------------------------------------------------
                                          2000            1999            1998           1997             1996
                                       ---------       ----------      ----------      ----------      ----------
Per Share Operating Performance:
(for a share outstanding
   throughout the year)
Net asset value,
   beginning of year...............    $  1.00         $  1.00         $  1.00         $  1.00         $  1.00
                                       ---------       ----------      ----------      ----------      ----------

Income from investment operations:
   Net investment income...........       0.026           0.025           0.028           0.026           0.030
                                       ---------       ----------      ----------      ----------      ----------
Total from investment operations...       0.026           0.025           0.028           0.026           0.030
Less distributions:
   Dividends from net
    investment income..............    (  0.026)       (  0.025)       (  0.028)       (  0.026)       (  0.030)
                                        -------         -------         -------         -------         -------
Total distributions................    (  0.026)       (  0.025)       (  0.028)       (  0.026)       (  0.030)
                                        -------         -------         -------         -------         -------
Net asset value, end of year.......    $  1.00         $  1.00         $  1.00         $  1.00         $  1.00
                                       =========       =========       =========       =========       =========

Total Return.......................       2.58%           2.56%           2.81%           2.68%           3.06%

Ratios/Supplemental Data
Net assets,
   end of year (000's omitted).....    $  54,792       $  49,234       $  47,780       $ 153,322       $ 216,456

Ratios to average net assets:
   Expenses........................       1.00%           1.00%           1.01%           1.02%           1.03%
   Net investment income...........       2.55%           2.51%           2.81%           2.64%           3.02%
Management and Distribution support
   and service fees waived.........       0.03%           0.04%            --              --              --

==================================================

A Statement of Additional Information (SAI) dated July 28, 2000, and the Funds' Annual and Semi-Annual Reports include additional information about the Funds and their investments and are incorporated by reference into this prospectus. You may obtain the SAI and the Annual and Semi-Annual Reports and other material incorporated by reference without charge by calling the Funds at 1-800-221-3079. To request other information, please call your financial intermediary or the Funds.


======================================================


======================================================

A current SAI has been filed with the Securities and Exchange Commission. You may visit the EDGAR database on the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. Copies of the information may be obtained, after paying a duplication fee, by sending an electronic request to publicinfo@sec.gov. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


811-4179
Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020
======================================================
  CORTLAND
  TRUST, INC.
======================================================


Prospectus
July 28, 2000

--------------------------------------------------------------------------------
LIVE OAK SHARES

Live Oak General Money Market Fund                          600 Fifth Avenue
Live Oak U.S. Government Fund                               New York, NY 10020
Live Oak Municipal Money Market Fund                        (212) 830-5280
================================================================================
     PROSPECTUS

     July 28, 2000


     The Company, Cortland Trust, Inc. is an open-end, diversified money market fund designed as a cash management service for institutional customers and individuals. The Company consists of three portfolios (collectively, the "Portfolios"). This Prospectus relates exclusively to the Live Oak classes (the "Live Oak Shares") of the Portfolios (collectively, the "Funds").

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   TABLE OF CONTENTS
--------------------------------------------------------------------------------------------------------------------------
3       LIVE OAK GENERAL MONEY MARKET FUND                     13       LIVE OAK MUNICIPAL MONEY MARKET FUND
3       Risk/Return Summary: Investments, Risks  and           13       Risk/Return Summary: Investments, Risks and
        Performance                                                     Performance
5       Fee Table                                              15       Fee Table
6       Investment Objectives, Principal Investment            16       Investment Objectives, Principal Investment
        Strategies and Related Risks                                    Strategies and Related Risks
9       LIVE OAK U.S. GOVERNMENT FUND                          17       Principal Investment Strategies For All Funds
9       Risk/Return Summary: Investments, Risks  and           20       Management, Organization and Capital Structure
        Performance
11      Fee Table                                              21       Shareholder Information
12      Investment Objectives, Principal Investment            26       Dividends and Taxes
        Strategies and Related Risks
                                                               29       Financial Highlights
------------------------------------------------------------------------------------------------------------------------

LIVE OAK GENERAL MONEY MARKET FUND ("LIVE OAK GENERAL FUND")
RISK/RETURN SUMMARY: INVESTMENTS,    RISKS AND PERFORMANCE

Investment Objective
--------------------------------------------------------------------------------
    The LIVE OAK GENERAL FUND seeks to provide its investors with as high a level of current income as is consistent with preservation of capital and liquidity.

Principal Investment Strategies
--------------------------------------------------------------------------------
    The LIVE OAK GENERAL FUND intends to achieve its investment objective by investing at least 80% of its assets in marketable securities and instruments issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Obligations"), in bank instruments (domestic and foreign), in trust instruments, in corporate commercial instruments and in other corporate instruments maturing in 397 days or less (collectively, "Money Market Obligations").

    The LIVE OAK GENERAL FUND is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

Principal Risks
--------------------------------------------------------------------------------
o Although the LIVE OAK GENERAL FUND seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the LIVE OAK GENERAL FUND. The value of the LIVE OAK GENERAL FUND's shares and the securities held by the LIVE OAK GENERAL FUND can each decline in value due to changes in interest rates. For example, rising interest rates cause the prices of the LIVE OAK GENERAL FUND's securities to decrease.

o An investment in the LIVE OAK GENERAL FUND is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o Payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligators of state, municipal, public authority, and corporate debt obligations to meet their payment obligations. If such issuers fail to make timely payments of interest and principal, the LIVE OAK GENERAL FUND's investments would decline in value.

o The LIVE OAK GENERAL FUND may invest in obligations from foreign issuers, it is subject to risks involving a lack of liquidity, imposition of foreign taxes, and other adverse results due to political and economic developments.

Risk/Return Bar Chart
--------------------------------------------------------------------------------
    The following bar chart and table may assist you in your decision to invest in the LIVE OAK GENERAL FUND. The bar chart shows how the Live Oak General Fund's annual returns have changed over the last four calendar years. The table shows the LIVE OAK GENERAL FUND's average annual returns for the last one year period and since inception. While analyzing this information, please note that the LIVE OAK GENERAL FUND's past performance is not an indicator of how it will perform in the future. The LIVE OAK GENERAL FUND's current 7-day yield may be obtained by calling toll-free at 1-800-221-3079.

LIVE OAK GENERAL FUND (1), (2)

[GRAPHIC OMITTED]

CALENDAR YEAR END        % TOTAL RETURN

1999                     4.41%
1998                     4.75%
1997                     4.78%
1996                     4.60%


(1) The LIVE OAK GENERAL FUND's highest quarterly return was 1.21% for the quarter ended December 31, 1999; the lowest quarterly return was 1.01% for the quarter ended June 30, 1999.

(2) Securities dealers may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the LIVE OAK GENERAL FUND directly.

       Average Annual Total Returns - LIVE OAK GENERAL FUND
       For the periods ended December 31, 1999

       One Year                                                4.41%
       Since Inception [November 16, 1995]                     4.64%


                                    FEE TABLE
--------------------------------------------------------------------------------
   This table describes the fees and expenses that you may pay if you buy and hold shares of the LIVE OAK GENERAL FUND.

   Annual Fund Operating Expenses
   (expenses that are deducted from Fund assets)

                                                   LIVE OAK GENERAL FUND

   Management Fees                                          0.76%
   Distribution and Service (12b-1) Fees                    0.20%
   Other Expenses                                           0.01%
                                                            -----
   Total Annual Fund Operating Expenses                     0.97%
                                                            =====

   The Manager has voluntarily waived a portion of the Management Fee with respect to the LIVE OAK GENERAL FUND. After such waiver, the Management Fee was 0.73%. The actual Total Fund Operating Expenses were 0.94%.


   Example

   This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds. Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year           3 Years           5 Years          10 Years

                                     $99              $309              $536             $1,190


INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective
--------------------------------------------------------------------------------
    The LIVE OAK GENERAL FUND seeks to provide its investors with as high a level of current income as is consistent with preservation of capital and liquidity. There can be no assurance that the LIVE OAK GENERAL FUND will achieve its investment objective.

Principal Investment Strategies
--------------------------------------------------------------------------------
    The LIVE OAK GENERAL FUND seeks to achieve its objective by investing at least 80% of its assets in U.S. Government Obligations, in bank instruments (domestic and foreign), in trust instruments, in corporate commercial instruments and in other corporate instruments maturing in 397 days or less (collectively, "Money Market Obligations").

    The LIVE OAK GENERAL FUND may invest in bank instruments, which consist mainly of certificates of deposit, bankers' acceptances and time deposits. The LIVE OAK GENERAL FUND may also invest in corporate instruments supported by bank letters of credit. The LIVE OAK GENERAL FUND generally limits investments in bank instruments to (a) those which are fully insured as to principal by the FDIC or (b) those issued by banks which at the date of their latest public reporting have total assets in excess of $1.5 billion. However, the total assets of a bank will not be the sole factor determining the Fund's investment decisions, and the Fund may invest in bank instruments issued by institutions which the Board of Directors believes present minimal credit risk.

    The LIVE OAK GENERAL FUND may invest up to 100% of its assets in obligations issued by banks, and up to 10% of its assets in obligations issued by any one bank, subject to the provisions of Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). If the bank is a domestic bank, it must be a member of the FDIC. The LIVE OAK GENERAL FUND may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks or foreign branches of foreign banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations). The LIVE OAK GENERAL FUND will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 25% of its total assets at the time of purchase, provided that there is no limitation upon the Live Oak General Fund investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligation is unconditionally liable in the event that the foreign branch fails to pay on the Eurodollar obligation for any reason; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The LIVE OAK GENERAL FUND will limit its purchases of time deposits to those which mature in seven days or less, and will limit its purchases of time deposits maturing in two to seven days to 10% of such Fund's total assets at the time of purchase.

    The LIVE OAK GENERAL FUND may invest in short-term corporate obligations and instruments, including but not limited to corporate commercial paper, notes, bonds and debentures. Corporate commercial instruments generally consist of short-term unsecured promissory notes issued by corporations. The Live Oak General Fund may also purchase variable amount master demand notes, which are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the foregoing quality criteria. The interest rate on a variable amount master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal and interest upon notice not exceeding five business or seven calendar days. The LIVE OAK GENERAL FUND may also purchase participation interests in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards set forth above. (See the Statement of Additional Information for information with respect to corporate commercial instruments and bond ratings.) The LIVE OAK GENERAL FUND may also invest in fixed or variable rate debt units representing an undivided interest in a trust's distributions of principal and interest that a trust receives from an underlying portfolio of bonds issued by a highly rated corporate or U.S. Government agency issuer and/or payments from re-characterized distributions made possible by the swap of certain payments due on the underlying bonds. The LIVE OAK GENERAL FUND's investment will be limited solely to the debt units and in each case, must meet the credit quality standards under Rule 2a-7 of the 1940 Act. Debt units will be purchased by the LIVE OAK GENERAL FUND as an institutional accredited investor pursuant to a private placement memorandum. Sale of debt units will be effected pursuant to Rule 144A or other exemptions from registration under the Securities Act of 1933, subject to the eligibility of the purchaser and compliance with trust agreement requirements. The Manager will monitor the liquidity of the debt units under the supervision of the Company's Board of Directors.

Principal Risks
--------------------------------------------------------------------------------
    The LIVE OAK GENERAL FUND complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price.

    However, the LIVE OAK GENERAL FUND is still subject to risks involving changes in interest rates and the credit risk surrounding the issuers of Money Market Obligations.

    Rising interest rates cause the prices of debt securities to decrease, which would lead to a loss in the value of the LIVE OAK GENERAL FUND's investment. Moreover, changes in interest rates may be caused by various economic factors or political events.

    In addition, the LIVE OAK GENERAL FUND is exposed to the credit risk of the institutions that issue Money Market Obligations. Changes in the credit quality of the issuers could affect their ability to meet their payment obligations of interest or principal. Any failure to make such payments could adversely affect the value of the security and your investment in the LIVE OAK GENERAL FUND.

    Investors should also note that the LIVE OAK GENERAL FUND will invest in Eurodollar and Yankee dollar obligations. Eurodollar, Yankee dollar and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable domestic obligations of domestic issuers, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on those obligations, that the selection of foreign obligations may be more difficult because there may be less information publicly available concerning foreign issuers, that there may be difficulties in enforcing a judgment against a foreign issuer or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by United States Government agencies or instrumentalities.

LIVE OAK U.S. GOVERNMENT FUND
("LIVE OAK GOVERNMENT FUND")

RISK/RETURN SUMMARY: INVESTMENTS,
RISKS AND PERFORMANCE

Investment Objective
--------------------------------------------------------------------------------

    The LIVE OAK GOVERNMENT FUND seeks to provide its investors with as high a level of current income as is consistent with preservation of capital and liquidity.

Principal Investment Strategies
--------------------------------------------------------------------------------
    The LIVE OAK GOVERNMENT FUND intends to achieve its investment objective by investing 65% of its assets in short-term marketable securities and instruments issued or guaranteed by the U.S. Government or by its agencies or instrumentalities (U.S. Government Obligations").

    The LIVE OAK GOVERNMENT FUND is a money market LIVE OAK GOVERNMENT FUND and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

Principal Risks
--------------------------------------------------------------------------------
o Although the LIVE OAK GOVERNMENT FUND seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the LIVE OAK GOVERNMENT FUND. The value of the LIVE OAK GOVERNMENT FUND's shares and the securities held by the LIVE OAK GOVERNMENT FUND can each decline in value due to changes in interest rates. For example, rising interest rates cause the prices of the LIVE OAK GOVERNMENT FUND's securities to decrease.

o An investment in the LIVE OAK GOVERNMENT FUND is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o The LIVE OAK GOVERNMENT FUND is exposed to the credit risk of the institutions that issue U.S. Government Obligations. Changes in the credit quality of the issuers could affect their ability to meet their payment obligations of interest or principal. Any failure to make such payments could adversely affect the value of the security and your investment in the LIVE OAK GOVERNMENT FUND.

Risk/Return Bar Chart
--------------------------------------------------------------------------------
    The following bar chart and table may assist you in your decision to invest in the LIVE OAK GOVERNMENT FUND. The bar chart shows how the Live Oak Government Fund's annual returns have changed over the last four calendar years. The table shows the LIVE OAK GOVERNMENT FUND's average annual returns for the last one year period and since inception. While analyzing this information, please note that the LIVE OAK GOVERNMENT FUND's past performance is not an indicator of how the LIVE OAK GOVERNMENT FUND will perform in the future. The Live Oak Government Fund's current 7-day yield may be obtained by calling toll-free at 1-800-221-3079.

LIVE OAK GOVERMENT FUND (1), (2)

[GRAPHIC OMITTED]

CALENDAR YEAR END        % TOTAL RETURN

1999                     4.22%
1998                     4.60%
1997                     4.70%
1996                     4.55%

(1) The LIVE OAK GOVERNMENT FUND's highest quarterly return was 1.18% for the quarter ended December 31, 1997; the lowest quarterly return was 0.98% for the quarter ended June 30, 1999.

(2) Securities dealers may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Live Oak Government Fund directly.

         Average Annual Total Returns - LIVE OAK GOVERNMENT FUND
         For the periods ended December 31, 1999

         One Year                                            4.22%
         Since Inception [November 16, 1995]                 4.53%


                                    FEE TABLE
--------------------------------------------------------------------------------
   This table describes the fees and expenses that you may pay if you buy and hold shares of the LIVE OAK GOVERNMENT FUND.

   Annual Fund Operating Expenses
   (expenses that are deducted from Fund assets)

                                                           LIVE OAK GOVERNMENT FUND

   Management Fees                                                  0.76%
   Distribution and Service (12b-1) Fees                            0.20%
   Other Expenses                                                   0.01%
                                                                    -----
   Total Annual Fund Operating Expenses                             0.97%*
                                                                    =====

  * The Manager and the Distributor have voluntarily waived a portion of the Management Fee and Distribution Support and Services Fee with respect to the LIVE OAK GOVERNMENT FUND. After such waivers, the Management Fee was
      0.63% and the Distribution Support and Services Fee was 0.15%. The actual
      Total Fund Operating Expenses were 0.79%. This fee waiver may be terminated at any time at the option of the Manager.


   Example

   This Example is intended to help you compare the cost of investing in the LIVE OAK GOVERNMENT FUND with the cost of investing in other money market funds. Assume that you invest $10,000 in the LIVE OAK GOVERNMENT FUND for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the LIVE OAK GOVERNMENT FUND's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 Year           3 Years           5 Years          10 Years

           $99              $309              $536             $1,190


INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS Investment Objective
--------------------------------------------------------------------------------
    The LIVE OAK GOVERNMENT FUND seeks to provide its investors with as high a level of current income as is consistent with preservation of capital and liquidity. There can be no assurance that the LIVE OAK GOVERNMENT FUND will achieve its investment objective.

Principal Investment Strategies
--------------------------------------------------------------------------------
    The LIVE OAK GOVERNMENT FUND endeavors to achieve its objective by investing at least 65% of its assets in short-term "U.S. Government Obligations." U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. Government agencies and instrumentalities ("Agencies") are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, e.g., obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration; in other cases payment of interest and principal is not guaranteed, e.g., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. The Live Oak Government Fund will invest in Agencies which are not guaranteed or backed by the full faith and credit of the U.S. Government only when the Fund's Board of Directors is satisfied that the credit risk with respect to a particular agency or instrumentality is minimal.

Principal Risks
--------------------------------------------------------------------------------
    The LIVE OAK GOVERNMENT FUND complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price.

    However, the LIVE OAK GOVERNMENT FUND is still subject to risks involving changes in interest rates and the credit risk surrounding the issuers of U.S. Government Obligations.

    Rising interest rates cause the prices of debt securities to decrease, which would lead to a loss in the value of the LIVE OAK GOVERNMENT FUND's investment. Moreover, changes in interest rates may be caused by various economic factors or political events.

    In addition, the LIVE OAK GOVERNMENT FUND is exposed to the credit risk of the institutions that issue U.S. Government Obligations. Changes in the credit quality of the issuers could affect their ability to meet their payment obligations of interest or principal. Any failure to make such payments could adversely affect the value of the security and your investment in the Live Oak Government Fund.

LIVE OAK MUNICIPAL MONEY MARKET FUND ("LIVE OAK MUNICIPAL FUND")
RISK/RETURN SUMMARY: INVESTMENTS,
RISKS AND PERFORMANCE

Investment Objective
--------------------------------------------------------------------------------
    The LIVE OAK MUNICIPAL FUND seeks to provide its investors with as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and liquidity.

Principal Investment Strategies
--------------------------------------------------------------------------------
    The LIVE OAK MUNICIPAL FUND intends to achieve its investment objective by investing principally in short-term, high quality, debt obligations issued by states and municipal governments and their authorities, agencies and political subdivisions ("Municipal Securities").

    The LIVE OAK MUNICIPAL FUND is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

Principal Risks
--------------------------------------------------------------------------------
o Although the LIVE OAK MUNICIPAL FUND seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the LIVE OAK MUNICIPAL FUND. The value of the LIVE OAK MUNICIPAL FUND's shares and the securities held by the LIVE OAK MUNICIPAL FUND can each decline in value due to changes in interest rates. For example, rising interest rates will cause the prices of the LIVE OAK MUNICIPAL FUND's securities to decrease.

o An investment in the LIVE OAK MUNICIPAL FUND is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o Payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligators of state, municipal and public authority debt obligations to meet their payment obligations. If such issuers fail to make timely payments of interest and principal, the Live Oak Municipal Fund's investments would decline in value.

Risk/Return Bar Chart
--------------------------------------------------------------------------------
    The following bar chart and table may assist you in your decision to invest in the LIVE OAK MUNICIPAL FUND. The bar chart shows how the Live Oak Municipal Fund's annual returns have changed over the last four calendar years. The table shows the LIVE OAK MUNICIPAL FUND's average annual returns for the last one year period and since inception. While analyzing this information, please note that the LIVE OAK MUNICIPAL FUND's past performance is not an indicator of how it will perform in the future. The LIVE OAK MUNICIPAL FUND's current 7-day yield may be obtained by calling toll-free at 1-800-221-3079.

LIVE OAK MUNICIPAL FUND (1), (2)

[GRAPHIC OMITTED]

CALENDAR YEAR END        % TOTAL RETURN

1999                     2.46%
1998                     2.72%
1997                     2.93%
1996                     2.79%

(1) The Live Oak Municipal Fund's highest quarterly return was 0.77% for the quarter ended June 30, 1997; the lowest quarterly return was 0.54% for the quarter ended March 31, 1999.

(2) Securities dealers may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the LIVE OAK MUNICIPAL FUND directly.

   Average Annual Total Returns - LIVE OAK MUNICIPAL FUND
   For the periods ended December 31, 1999

   One Year                                                   2.46%
   Since Inception [November 16, 1995]                        2.74%


                                    FEE TABLE
--------------------------------------------------------------------------------
  This table describes the fees and expenses that you may pay if you buy and hold shares of the LIVE OAK MUNICIPAL FUND.

   Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)

                                                          LIVE OAK MUNICIPAL FUND

  Management Fees                                                0.76%
  Distribution and Service (12b-1) Fees                          0.20%
  Other Expenses                                                 0.02%
                                                                 -----
  Total Annual Fund Operating Expenses                           0.98%
                                                                 =====



  Example

  This Example is intended to help you compare the cost of investing in the Live
  Oak Municipal Fund with the cost of investing in other money market funds.
  Assume that you invest $10,000 in the LIVE OAK MUNICIPAL FUND for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the LIVE OAK MUNICIPAL FUND's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Year           3 Years           5 Years          10 Years
            $100             $312              $542             $1,201

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective
--------------------------------------------------------------------------------
    The LIVE OAK MUNICIPAL FUND's investment objective is to seek to provide its investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and liquidity.

Principal Investment Strategies
--------------------------------------------------------------------------------
     The LIVE OAK MUNICIPAL FUND will invest primarily (i.e., at least 80%) in short-term, high quality, tax-exempt, Municipal Securities.

    The LIVE OAK MUNICIPAL FUND will invest in Municipal Securities which include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of private activity bonds or industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Such obligations are considered to be Municipal Securities provided that the interest paid thereon generally qualifies as exempt from federal income tax in the opinion of bond counsel. However, interest on Municipal Securities may give rise to federal alternative minimum tax liability and may have other federal income tax consequences.

    The LIVE OAK MUNICIPAL FUND also may purchase any Municipal Security which depends on the credit of the U.S. Government and may invest in Municipal Securities which are not rated if, in the opinion of the Company's investment advisor, and in accordance with procedures established by the Board of Directors, such securities possess creditworthiness comparable to those rated obligations in which the LIVE OAK MUNICIPAL FUND may invest. The Live Oak Municipal Fund may, from time to time, on a temporary or defensive basis, invest in short-term, high quality U.S. Government Obligations, Money Market Obligations and repurchase agreements. Income from any such temporary investments would be taxable to shareholders as ordinary income. It is the present policy of the LIVE OAK MUNICIPAL FUND to invest only in securities the interest on which is tax-exempt. The Fund will endeavor to be invested at all times in Municipal Securities. It is a fundamental policy of the Live Oak Municipal Fund that its assets will be invested so that at least 80% of its income will be exempt from federal income taxes. The LIVE OAK MUNICIPAL FUND may from time to time hold cash reserves.

    The LIVE OAK MUNICIPAL FUND's investment manager considers the following factors when buying and selling securities for the portfolio: (i) availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

    In order to maintain a share price of $1.00, the LIVE OAK MUNICIPAL FUND must comply with certain industry regulations. Other requirements pertain to the maturity and credit quality of the securities in which the Live Oak Municipal Fund may invest. The LIVE OAK MUNICIPAL FUND will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Live Oak Municipal Fund, on a dollar-weighted basis, will be 90 days or less.

    The LIVE OAK MUNICIPAL FUND will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but which have been determined by the Live Oak Municipal Fund's Board of Directors to be of comparable quality.

    Subsequent to its purchase by the LIVE OAK MUNICIPAL FUND, the quality of an investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the LIVE OAK MUNICIPAL FUND. If this occurs, the Board of Directors of the LIVE OAK MUNICIPAL FUND shall reassess the security's credit risks and shall take such action as it determines is in the best interest of the LIVE OAK MUNICIPAL FUND and its shareholders. Reassessment is not required, however, if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

    Although the LIVE OAK MUNICIPAL FUND will attempt to invest 100% of its total assets in Municipal Securities, the LIVE OAK MUNICIPAL FUND reserves the right to invest up to 20% of its total assets in taxable securities whose interest income is subject to regular federal, state and local income tax, as well as the Federal alternative minimum tax. The kinds of taxable securities in which the LIVE OAK MUNICIPAL FUND may invest are limited to specific types of short-term, fixed income securities.

    As a temporary defensive measure the LIVE OAK MUNICIPAL FUND may, from time to time, invest in securities that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions as determined by the Manager. Such a temporary defensive position may prevent the LIVE OAK MUNICIPAL FUND from achieving its investment objective.

Principal Risks
--------------------------------------------------------------------------------
    The LIVE OAK MUNICIPAL FUND complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price.

    However, the LIVE OAK MUNICIPAL FUND is still subject to risks involving changes in interest rates and the credit risk surrounding the issuers of Municipal Securities.

    Rising interest rates cause the prices of debt securities to decrease, which would lead to a loss in the value of the LIVE OAK MUNICIPAL FUND's investment. Moreover, changes in interest rates may be caused by various economic factors or political events.

    In addition, the LIVE OAK MUNICIPAL FUND is exposed to the credit risk of the institutions that issue Municipal Securities. Changes in the credit quality of the issuers could affect their ability to meet their payment obligations of interest or principal. Any failure to make such payments could adversely affect the value of the security and your investment in the LIVE OAK MUNICIPAL FUND.

Principal Investment Strategies
For All Funds
--------------------------------------------------------------------------------
    The LIVE OAK GENERAL MONEY MARKET FUND, LIVE OAK U.S. GOVERNMENT FUND, AND LIVE OAK MUNICIPAL MONEY MARKET FUND (each, a "Fund" both, the "Funds") will invest only in U.S. dollar-denominated securities which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Directors. The NRSROs currently rating instruments of the type one or more of the Funds may purchase are Moody's Investors Service, Inc., Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Duff and Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited and IBCA Inc.

    Investments in rated securities not rated in the highest category by at least two NRSROs (or one NRSRO if the instrument was rated by only one such organization), and unrated securities not determined by the Board of Directors to be comparable to those rated in the highest category, will be limited to 5% of a Fund's total assets, with the investment in any such issuer being limited to not more than the greater of 1% of a Fund's total assets or $1 million. A Fund may invest in obligations issued or guaranteed by the U.S. Government without any such limitation.

    Each Fund invests in such high quality debt obligations with relatively short maturities. Each Fund seeks to achieve its objective by investing in different types of securities, as described below. Unless otherwise stated, the investment policies and restrictions set forth below are not fundamental policies, and may be changed by the Board of Directors, with notice to shareholders.

    The securities in which the Funds invest may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value. The values of the securities in which the Funds invest fluctuate based upon interest rates, the financial stability of the issuers and market factors.

    The Company may enter into the following arrangements with respect to all three Funds. Repurchase Agreements: under a repurchase agreement, the purchaser (for example, one of the Funds) acquires ownership of an obligation and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This arrangement results in a fixed rate of return insulated from market fluctuations during such period. Although the underlying collateral for repurchase agreements may have maturities exceeding one year, a Fund will not enter into a repurchase agreement if as a result of such investment more than 10% of such Fund's total assets would be invested in illiquid securities, including repurchase agreements which expire in more than seven days. A Fund may, however, enter into "continuing contract" or "open" repurchase agreements under which the seller is under a continuing obligation to repurchase the underlying obligation from that Fund on demand and the effective interest rate is negotiated on a daily basis.

    In general, a Fund will enter into repurchase agreements only with domestic banks with total assets of at least $1.5 billion or with primary dealers in U.S. Government securities. However, the total assets of a bank will not be the sole factor determining the Fund's investment decisions, and the Fund may enter into repurchase agreements with other institutions which the Board of Directors believes present minimal credit risk. Nevertheless, if the seller of a repurchase agreement fails to repurchase the obligation in accordance with the terms of the agreement, the Fund which entered into the repurchase agreement may incur a loss to the extent that the proceeds it realized on the sale of the underlying obligation are less than the repurchase price. Repurchase agreements may be considered loans to the seller of the underlying security. Income with respect to repurchase agreements is not tax-exempt.

    Securities purchased pursuant to a repurchase agreement are held by the Fund's custodian and (i) are recorded in the name of the Fund with the Federal Reserve Book-Entry System, or (ii) the Fund receives daily written confirmation of each purchase of a security and a receipt from the custodian. The Funds purchase securities subject to a repurchase agreement only when the purchase price of the security acquired is equal to or less than its market price at the time of purchase.

    A Fund may also enter into reverse repurchase agreements which involve the sale by a Fund of a portfolio security at an agreed upon price, date and interest payment. A Fund will enter into reverse repurchase agreements for temporary or defensive purposes to facilitate the orderly sale of portfolio securities, to accommodate abnormally heavy redemption requests should they occur, or in some cases as a technique to enhance income. A Fund will use reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. A Fund will enter into reverse repurchase agreements only in amounts up to 10% of the value of its total assets at the time of entering into such agreements. Reverse repurchase agreements involve the risk that the market value of securities retained by a Fund in lieu of liquidation may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. This risk, if encountered, could cause a reduction in the net asset value of a Fund's shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. As such, they are subject to limitations on the level of Fund assets that may be invested in.

    Delayed delivery agreements are commitments by any of the Funds to dealers or issuers to acquire securities beyond the customary same-day settlement for money market instruments. These commitments fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, the Funds' investment advisor can anticipate that cash for investment purposes will result from scheduled maturities of existing portfolio instruments or from net sales of shares of a Fund; therefore, to assure that a Fund will be as fully invested as possible in instruments meeting that Fund's investment objective, a Fund may enter into delayed delivery agreements, but only to the extent of anticipated funds available for investment during a period of not more than five business days.

    Money Market Obligations and Municipal Securities are sometimes offered on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such Money Market Instruments or Municipal Securities with the intention of actually acquiring such securities, but a Fund may sell these securities before the settlement date if it is deemed advisable.

    If a Fund enters into a delayed delivery agreement or purchases a when-issued security, that Fund will direct the Company's custodian bank to place cash or other high grade securities (including Money Market Obligations and Municipal Securities) in a segregated account of such Fund in an amount equal to its delayed delivery agreements or when-issued commitments. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of such Fund's delayed delivery agreements and when-issued commitments. To the extent that funds are in a segregated account, they will not be available for new investment or to meet redemptions. Investment in securities on a when-issued basis and use of delayed delivery agreements may increase a Fund's exposure to market fluctuation; may increase the possibility that the LIVE OAK MUNICIPAL FUND will incur a short-term gain subject to federal taxation; or may increase the possibility that a Fund will incur a short-term loss, if the Fund must engage in portfolio transactions in order to honor a when-issued commitment or accept delivery of a security under a delayed delivery agreement. The Funds will employ techniques designed to minimize these risks.

    No additional delayed delivery agreements or when-issued commitments will be made if more than 25% of a Fund's net assets would become so committed. The Funds will enter into when-issued and delayed delivery transactions only when the time period between trade date and settlement date is at least 30 days and not more than 120 days.

    The LIVE OAK MUNICIPAL FUND may attempt to improve its portfolio liquidity by assuring same-day settlements on portfolio sales (and thus facilitate the same-day payment of redemption proceeds) through the acquisition of "Stand-by Commitments." A Stand-by Commitment is a right of the LIVE OAK MUNICIPAL FUND, when it purchases Municipal Securities for its portfolio from a broker, dealer or other financial institution, to sell the same principal amount of such securities back to the seller, at the LIVE OAK MUNICIPAL FUND's option, at a specified price. Stand-by Commitments are also sometimes known as "puts." The LIVE OAK MUNICIPAL FUND will acquire Stand-by Commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition or exercisability of a Stand-by Commitment by the LIVE OAK MUNICIPAL FUND will not affect the valuation or the average weighted maturity of its underlying portfolio securities. See "Investment Programs and Restrictions - Stand-by Commitments" in the Statement of Additional Information for additional information with respect to Stand-by Commitments.

    Consistent with the objective of stability of principal, each Fund attempts to maintain a constant net asset value per share of $1.00 and, to this end, values its assets by the amortized cost method and rounds its per share net asset value to the nearest whole cent in compliance with applicable rules and regulations. Accordingly, the Funds invest in Money Market Obligations and Municipal Securities having remaining maturities of 397 days or less and maintain a weighted average maturity for each Fund of 90 days or less. However, there can be no assurance that a Fund's net asset value per share of $1.00 will be maintained.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

    The Funds' investment adviser is Reich & Tang Asset Management L.P. (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of June 30, 2000, the Manager was the investment manager, advisor or supervisor with respect to assets aggregating in excess of $15.6 billion. The Manager has been an investment adviser since 1970 and currently is manager of seventeen other registered investment companies and also advises pension trusts, profit-sharing trusts and endowments.

    Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.

    The Funds pay the Manager an annual fee, calculated daily and paid monthly, of .80% of the first $500 million of the Company's average daily net assets, plus .775% of the next $500 million of the Company's average daily net assets, plus .750% of the next $500 million of the Company's average daily net assets, plus .725% of the Company's average daily net assets in excess of $1.5 billion. The Company's comprehensive fee is higher than most other money market mutual funds which do not offer services that the Company offers. However, most other funds bear expenses that are being borne for the Company by the Manager. During the fiscal year ended March 31, 2000, the Company paid the Manager fees which represented 0.73% of the Cortland General Portfolio's average daily net assets, 0.63% of the Government Portfolio's average daily net assets and 0.76% of the Municipal

Portfolio's average daily net assets, respectively, on an annualized basis. During such year, expenses borne by each of the Funds, including fees paid to the Manager, amounted to 0.94% of the Live Oak General Fund's average daily net assets, 0.79% of the Live Oak Government Fund's average daily net assets and 0.98% of the Live Oak Municipal Fund's average daily net assets, respectively, on an annualized basis.

SHAREHOLDER INFORMATION
HOW TO PURCHASE SHARES
GENERAL INFORMATION ON PURCHASES
--------------------------------------------------------------------------------
    Shares of each Fund may be purchased through IJL Wachovia, 210 N. Tryon Street, Charlotte, North Carolina 28202. Orders for purchase of shares are accepted only on a "business day of the Company" which means any day on which both the New York Stock Exchange and State Street Kansas City (the "Custodian"), the Company's custodian, are open for business. It is expected that the New York Stock Exchange and/or the Custodian will be closed on Saturdays and Sundays, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas. The minimum initial purchase made directly through the Company may be as low as $1,000 and subsequent purchases will be accepted in any amount.

    An order to purchase Fund shares is effective only when it is received in proper form and payment in the form of Federal Funds (member bank deposits with the Federal Reserve Bank) is received by the Company for investment. The Company reserves the right to reject any order for the purchase of shares. Fund shares are purchased or exchanged at the net asset value next determined after receipt of the order. Net asset value is normally determined at 12 noon Eastern time on each business day of the Company. Because the Company uses the amortized cost method of valuing the securities held by each Fund and rounds each Fund's per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of each Fund will remain constant at $1.00 per share. However, the Company makes no assurance that it can maintain a $1.00 net asset value per share. In order to earn dividends the same day, purchase orders must be received prior to 12 noon Eastern time; otherwise, the purchase of shares will occur the following business day. Payments transmitted by check are normally converted into Federal Funds within two business days and are accepted subject to collection at full face amount. The Company will not issue share certificates but will record investor holdings on the books of the Company in noncertificate form and regularly advise the shareholder of his ownership position.

    There is no sales charge to the investor on Fund purchases placed directly with the Company. However, the costs of distributing Fund shares are borne in part by the Company and in part by the Manager.

    Purchases may be made by following the procedures specified below. If these purchase procedures are not followed, the processing of orders may be delayed.

Purchases Through IJL Wachovia
--------------------------------------------------------------------------------
    Investors may submit their initial and subsequent investments directly through IJL Wachovia. For an initial investment, investors should submit payment and, if required, a completed Investor Application to IJL Wachovia, who will transmit such payment to the Company on behalf of the investor and supply the Company with required account information. Investors may have their "free-credit" cash balances automatically invested in Fund shares on a daily basis depending upon which Fund has been designated by the investor as the primary Fund for his account. Automatic purchases and redemptions of Fund shares are treated on the same basis as direct purchases and redemptions from the Company. "Free-credit" cash balances begin to earn dividends on the first day following the date that the share purchase or exchange order is effected and through the date that a redemption order is effected. For further information and for details concerning the automatic purchase and redemption of Fund shares, contact IJL Wachovia. The Company is not responsible for any delay caused by IJL Wachovia in forwarding an order to the Company. IJL Wachovia has a responsibility to transmit orders promptly.

Purchases From the Company
--------------------------------------------------------------------------------
    You may purchase Fund shares by wire and by mail. The Company will only accept direct orders from investors through the Distributor or through IJL Wachovia. The initial purchase must be accompanied by a completed Investor Application available from the Distributor or from IJL Wachovia.

Initial Purchase of Shares
--------------------------------------------------------------------------------
Mail

    Investors may send a check made payable to "Reich & Tang Funds" along with a completed subscription order form to:

    Mutual Funds Group
    P.O. Box 13232
    Newark, New Jersey 07101-3232

    Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member bank of the Federal Reserve System can normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a nonmember bank may take substantially longer to convert into Federal Funds and to be invested in Fund shares. An investor's subscription will not be accepted until the Fund receives Federal Funds.

Bank Wire

    To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor should first obtain a new account number from IJL Wachovia and then instruct a member commercial bank to wire money immediately to:

    State Street Kansas City
    ABA# 101003621
    Reich & Tang Services, Inc.
    DDA# 890752-954-6

    The investor should then promptly complete and mail the subscription order form.

    An investor planning to wire funds should instruct his bank to wire before 12 noon, New York City time, on the same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12 noon, New York City time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Personal Delivery
--------------------------------------------------------------------------------
    Deliver a check made payable to "Reich & Tang Funds" along with a completed subscription order form to:

    Reich & Tang Funds
    600 Fifth Avenue, 9th Floor
    New York, New York 10020

Subsequent Purchases of Shares
--------------------------------------------------------------------------------
    There is a $50 minimum for each subsequent purchase. All payments should clearly indicate the shareholder's account number. Provided that the information on the subscription order form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new subscription order form at any time during the year the shareholder's account is closed or during the following calendar year.

    Subsequent purchases can be made either by bank wire or by personal delivery, as indicated above or by mailing a check to the Fund's transfer agent at:

    Mutual Funds Group
    P.O. Box 13232
    Newark, New Jersey 07101-3232

Electronic Funds Transfers (EFT)
and Direct Deposit Privilege
--------------------------------------------------------------------------------
    You may purchase Fund shares (minimum of $50) by having salary, dividend payments, interest payments or any other payments designated by you, or by having federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your account. You may deposit as much of such payments as you elect. To enroll in this program, you must file with the Company a completed EFT Application and/or a Direct Deposit Sign-Up Form for each type of payment that you desire to include in the privilege. The appropriate form may be obtained from IJL Wachovia or the Company. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will terminate your participation in the privilege. Further, the Company may terminate your participation upon 30 days' notice to you.

HOW TO REDEEM SHARES

    You may redeem your shares, in whole or in part, on any day on which the Fund's net asset value is calculated. Shares are redeemed at the net asset value next determined after receipt of proper notice of redemption. If you redeem all of your shares, you will receive payment of all dividends declared but unpaid through the date of redemption. If you redeem only a portion of the shares in your account, the dividends declared but unpaid on the shares redeemed will not be distributed to you until the next regular dividend payment date. If your redemption order is received prior to 12 noon Eastern time, the redemption will be effective on that day and the Company will endeavor to transmit payment that same business day. If the notice of redemption is received after 12 noon Eastern time, the redemption will be made on the next business day.

    Some of the redemption procedures described below may require you to complete and file an authorization form in advance. If purchases are made by check, redemption of those shares by wire, by check redemption or by telephone are restricted for fifteen calendar days following the purchase of shares. Under certain circumstances the Company may redeem accounts of less than $500 or impose a monthly service charge of not more than $10 on such accounts.

Redemptions Through IJL Wachovia
--------------------------------------------------------------------------------
    Shareholders may redeem shares by instructing IJL Wachovia to effect their redemption transactions. IJL Wachovia will transmit the required redemption information to the Company and the proceeds from that redemption will be transmitted to IJL Wachovia for the account of the shareholder. IJL Wachovia may impose redemption minimums, service fees or other requirements. IJL Wachovia has a responsibility to transmit redemption requests promptly.

Redemptions by Check
--------------------------------------------------------------------------------
     Shareholders may use checks to effect redemptions. The standard checking allows checks to be drawn in any amount of $250 or more. Checks drawn in amounts of less than $250 may be returned to the payee or a $15 fee will be imposed for such checks paid.

    Shareholders may elect to establish a Key Account. A Key Account provides draft checking services which is part of a range of cash management services provided by the Manager and/or its affiliates. The account entitles shareholders to write checks in any amount that will clear through an agent bank. SHAREHOLDERS WHO ARE INTERESTED IN PARTICIPATING IN THE KEY ACCOUNT PROGRAM SHOULD CONSIDER THE INFORMATION AVAILABLE FROM IJL WACHOVIA WITH RESPECT TO THE KEY ACCOUNT, INCLUDING THE FEES RELATED THERETO.

    The payee of a check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the agent bank for payment, the agent bank will cause the Company to redeem a sufficient number of shares to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed up until the day on which the check is presented to the agent bank for payment. Checks drawn on insufficient funds will be returned to the payee and a fee (currently $16) will be imposed. Additionally, a fee (currently $20) will be imposed for stop payment orders.

Preauthorized Redemptions
--------------------------------------------------------------------------------
    Shareholders may make preauthorized redemptions by contacting the Company by:

(a)  calling (212) 830-5280 if calling from New York or

(b) calling toll free at (800) 433-1918 if calling from elsewhere in the United States or

(c) sending a telegram or letter to Reich & Tang, 600 Fifth Avenue, New York, New York 10020

    and have the proceeds mailed or wired only to IJL Wachovia or a previously designated bank account if (a) shares were paid for in Federal Funds or were purchased by check and have been on the Company's books at least fifteen calendar days and (b) a telephone redemption authorization included in the Investor Application is on file with the Company before the redemption request is placed. This authorization requires designation of a brokerage or bank account to which the redemption payment is to be sent. The proceeds will not be mailed or wired to other than the designated account. Redemptions of $10,000 or more will be sent by bank wire if requested. Smaller amounts will normally be mailed to the designated account.

    The Company will employ procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. The failure by the Company to employ such procedures may cause the Company to be liable for any losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions.

Redemptions by Letter of Instruction
--------------------------------------------------------------------------------
    Shareholders may redeem shares by a letter of instruction sent directly to Reich & Tang Funds, 600 Fifth Avenue, New York, New York 10020, containing:

(a)  your IJL Wachovia account number

(b)  your redemption Fund choice

(c)  your name and telephone number

(d) the dollar amount or number of shares to be redeemed or a statement that all shares in the account are to be redeemed

(e) payment instructions (normally redemption proceeds will be mailed to the shareholder's address as registered with the Company)

(f)  signature(s) of the registered shareholder(s)

(g) signature(s) guaranteed stamped under the signature and signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Company's standards and procedures.

    The proceeds of redemption are sent to the shareholder's bank or the shareholder's address as it appears in the Company's records. In order to change such designation, the shareholder must submit a written notification to the Company with the signature guarantee(s) described above.

Exchanges
--------------------------------------------------------------------------------
    Shares of each Fund may be exchanged at net asset value for shares of any of the other Funds without charge by instructions to IJL Wachovia or by mail. The value of the shares being exchanged must meet the minimum initial investment requirements of the Fund. Mail exchange orders should be addressed and sent as shown under the heading "Redemptions by Letter of Instruction" and must contain:

o    your IJL Wachovia account number

o    your name and telephone number

o the amount of shares to be exchanged (or, if all shares are to be exchanged, a statement to this effect)

o    the Fund shares to be exchanged

o    the Fund shares to be acquired

o    any change in dividend election.

Distributor
--------------------------------------------------------------------------------
    Each of the Funds has entered into a distribution agreement dated September 15, 1993 (the "Distribution Agreements") with Reich & Tang Distributors, Inc. (the "Distributor"), 600 Fifth Avenue, New York, New York 10020. The Distributor, which was organized on January 4, 1991, has the exclusive right to enter into dealer agreements with securities dealers who sell shares of the Funds, including sales where a securities dealer automatically "sweeps" free credit balances into a fund at the end of each day ("Sweep Arrangement") allowing the account holder to earn dividends otherwise unavailable in the brokerage account, and with financial institutions which may furnish services to shareholders on behalf of the Company. Pursuant to plans of distribution (the "Plans") approved by the Funds' Boards on November 9, 1995, each of the Funds may make distribution related payments, under a sweep arrangement or otherwise, in an amount not to exceed on an annualized basis .20% of the value of the Fund's assets. Securities dealers and other financial institutions may receive distribution payments directly or indirectly from the Funds for services that may include payments for opening shareholder accounts, processing investor purchase and redemption orders, responding to inquiries from shareholders concerning the status of their accounts and operations of their Fund and communications with the Company on behalf of Fund shareholders. Additionally, the Distributor may pay for advertisements, promotional materials, sales literature and printing and mailing of prospectuses to other than Fund shareholders and other services to support distribution pursuant to the Plans. The Distributor may also make payments to securities dealers, under a sweep arrangement or otherwise, and to financial institutions, such as banks, out of the investment management fee the Manager receives from the Funds, out of its past profits or from any other source available to the Distributor.

    The Plans will only make payments for expenses actually incurred by the Distributor. The Plans will not carry over expenses from year to year and if a Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Plan terminates.

DIVIDENDS AND TAXES

Dividends
--------------------------------------------------------------------------------
    It is the policy of the Company, with respect to each Fund, to declare dividends from the net investment income earned by each Fund daily; such dividends are generally reinvested in additional Fund shares on the subsequent business day. A shareholder may, by letter to the Company, elect to have dividends paid by check. Any such election or revocation thereof must be made in writing to Reich & Tang Funds, Inc., 600 Fifth Avenue, New York, New York 10020. Shareholders whose dividends are being reinvested will receive a summary of their accounts at least quarterly indicating the reinvestment of dividends. Dividends from net realized capital gain, offset by capital loss carryovers, if any, are generally declared and paid when realized except to the extent that a net realized capital gain is deemed necessary to offset future capital losses.

Taxes
--------------------------------------------------------------------------------
    Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is each Fund's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code, so that each Fund will each satisfy the distribution requirement of Subchapter M and will not be subject to federal income tax or the 4% excise tax.

    If a Fund fails to satisfy any of the Code requirements for qualification as a regulated investment company, it will be taxed at regular corporate tax rates on all its taxable income (including capital gains) without any deduction for distributions to shareholders, and distributions to shareholders will be taxable as ordinary dividends (even if derived from the Fund's net long-term capital gains) to the extent of the Fund's current and accumulated earnings and profits.

    Distributions by the LIVE OAK MUNICIPAL FUND of its tax-exempt interest income are designated as exempt-interest dividends, which are excludable from gross income for federal income tax purposes. However, shareholders are required to report the receipt of exempt-interest dividends, together with other tax-exempt interest, on their federal income tax returns. In addition, these exempt-interest dividends may be subject to the federal alternative minimum tax ("AMT") and will be taken into account in determining the portion, if any, of Social Security benefits received which must be included in gross income for federal income tax purposes. Further, interest or indebtedness incurred or continued to purchase or carry shares of the LIVE OAK MUNICIPAL FUND (which indebtedness likely need not be directly traceable to the purchase or carrying of such shares) will not be deductible for federal income tax purposes. Finally, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the LIVE OAK MUNICIPAL FUND likely will be subject to tax on dividends paid by such Fund that are derived from interest on such bonds.

    The LIVE OAK MUNICIPAL FUND may invest in securities the interest on which is (and the dividends paid by the Fund derived from such interest are) subject to federal income tax, but such taxable securities will not exceed 20% of the value of the LIVE OAK MUNICIPAL FUND's total assets. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of the LIVE OAK MUNICIPAL FUND declared during that year. These percentages may differ from the actual percentages for any particular day.

    Distributions by a Fund of its taxable net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes but are not expected to qualify for the 70% dividends-received deduction for corporate shareholders. Distributions by a Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have held their shares.

    Tax-exempt interest on specified private activity bonds issued after August 7, 1986, is treated as a tax preference item for purposes of the AMT. Thus, corporate and individual shareholders of the LIVE OAK MUNICIPAL FUND may incur an AMT liability as a result of receiving exempt-interest dividends from the Fund to the extent such dividends are attributable to interest from such private activity bonds. In addition, because all exempt-interest dividends are included in a corporate shareholder's adjusted current earnings (which is used in computing a separate preference item for corporations), corporate shareholders may incur an AMT liability as a result of receiving exempt-interest dividends from the LIVE OAK MUNICIPAL FUND.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of a Fund. In general, distributions by a Fund are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by a Fund and received by the shareholders on December 31 of the preceding year.

    A shareholder will recognize gain or loss upon the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. However, as long as a Fund's Net Asset Value per share does not deviate from $1.00, there will be no gain or loss upon the sale or redemption of shares of a Fund. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of a Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    If a shareholder is a non-resident alien or foreign entity shareholder, ordinary income dividends paid to such shareholder generally will be subject to United States withholding tax at a rate of 30% (or lower applicable treaty rate). We urge non-United States shareholders to consult their own tax adviser concerning the applicability of the United States withholding tax.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on ordinary income dividends paid by a Fund. In order to avoid this backup withholding, a shareholder must provide the Fund with a correct taxpayer identification number (which for most individuals is his or her Social Security number) or certify that it is a corporation or otherwise exempt from or not subject to backup withholding.

     The exclusion from gross income for federal income tax purposes of exempt-interest dividends does not necessarily result in exclusion under the income or other tax laws of any state or local taxing authority.

    The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, judicial or administrative action. As the foregoing discussion is for general information only, a prospective shareholder also should review the more detailed discussion of federal income tax considerations relevant to the Funds that is contained in the Statement of Additional Information. In addition, each prospective shareholder should consult with his own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes which may differ from the federal income tax consequences described above.

FINANCIAL HIGHLIGHTS
This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                         Live Oak General Money Market Fund Shares
                                       --------------------------------------------------------------------------
                                                              For the Year Ended March 31,
                                       --------------------------------------------------------------------------
                                          2000            1999            1998           1997             1996+
                                       ---------       ----------      ----------      ----------      ----------
Per Share Operating Performance:
(for a share outstanding
   throughout the period)
Net asset value,
   beginning of period..............   $  1.00         $  1.00         $  1.00         $  1.00         $  1.00
                                       --------        --------        --------        --------        --------
Income from investment operations:
   Net investment income............      0.045           0.045           0.048           0.045           0.018
   Net realized and unrealized
    gain/(loss) on investments......     --               0.001        (  0.001)         --              --
                                       --------        --------        --------        --------        --------
Total from investment operations.         0.045           0.046           0.047           0.045           0.018
Less distributions:
   Dividends from net
    investment income...............   (  0.045)       (  0.045)       (  0.047)       (  0.045)      (   0.018)
                                        -------         -------         -------         -------        -------
Total distributions.................   (  0.045)       (  0.045)       (  0.047)       (  0.045)      (   0.018)
                                        -------         -------         -------         -------        -------
Net asset value, end of period......   $  1.00         $  1.00         $  1.00         $  1.00        $   1.00
                                       ========        ========        ========        ========       ========
Total Return........................      4.63%           4.59%           4.84%           4.59%           4.78%*
Ratios/Supplemental Data
Net assets,
   end of period (000's omitted)       $ 982,744       $ 812,816       $ 609,818       $ 440,457      $  351,030

Ratios to average net assets:
   Expenses.........................      0.94%           0.98%           0.91%           0.95%           0.97%*
   Net investment income............      4.57%           4.43%           4.78%           4.48%           4.68%*
Management and Distribution support
   and service fees waived..........      0.03%          --               0.05%           0.02%           0.02%*

* Annualized
+ Live Oak shares commenced distribution on November 16, 1995.

This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                         Live Oak U.S. Government Fund Shares
                                       --------------------------------------------------------------------------
                                                              For the Year Ended March 31,
                                       --------------------------------------------------------------------------
                                          2000            1999            1998            1997            1996+
                                       ---------       ---------       ---------       ---------       ----------
Per Share Operating Performance:
(for a share outstanding
 throughout the period)
Net asset value,
 beginning of period...............    $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                       ---------       ---------       ---------       ---------       ---------
Income from investment operations:
   Net investment income...........        0.043           0.043           0.049           0.044           0.017
   Net realized and unrealized
    (loss) on investments..........        --              0.001       (   0.001 )     (   0.001 )         --
                                       ---------       ---------        ---------       ---------      ----------
Total from investment operations           0.043           0.044           0.048           0.043           0.017
Less distributions:
   Dividends from net
    investment income..............    (   0.043 )     (   0.043 )     (   0.046 )     (   0.044 )     (   0.017 )
                                        ---------       ---------       ---------       ---------       ---------
Total distributions................    (   0.043 )     (   0.043 )     (   0.046 )     (   0.044 )     (   0.017 )
                                        ---------       ---------       ---------       ---------       ---------
Net asset value, end of period.....    $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                       ==========      ==========      ==========      ==========      ==========
Total Return.......................        4.43%           4.42%           4.75%           4.53%           4.74%*
Ratios/Supplemental Data
Net assets,
 end of period (000's omitted).....    $    70,080     $    78,987     $    66,829     $    55,057     $    47,328

Ratios to average net assets:
   Expenses........................        0.79%           0.91%           0.68%           0.86%           0.89%*
   Net investment income...........        4.45%           4.29%           4.89%           4.45%           4.64%*
Management and Distribution support
 and service fees waived...........        0.18%           0.08%           0.24%           0.12%           0.11%*

* Annualized
+ Live Oak shares commenced distribution on November 16, 1995.

This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                                  Municipal Money Market
                                       --------------------------------------------------------------------------
                                                                     Live Oak Shares
                                       ---------------------------------------------------------------------------
                                                               For the Year Ended March 31,
                                       ---------------------------------------------------------------------------
                                           2000            1999            1998            1997            1996
                                       -----------     -----------     -----------     -----------     -----------
Per Share Operating Performance:
(for a share outstanding
 throughout the period)
Net asset value,
 beginning of period...............    $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                       -----------     -----------     -----------     -----------     -----------

Income from investment operations:
   Net investment income...........        0.026           0.026           0.029           0.027           0.011
                                       -----------     -----------     -----------     -----------     -----------
Total from investment operations...        0.026           0.026           0.029           0.027           0.011
Less distributions:
   Dividends from net
    investment income..............    (   0.026  )    (   0.026  )    (   0.029  )    (   0.027  )    (   0.011  )
                                        ----------      ----------      ----------      ----------      ----------
Total distributions................    (   0.026  )    (   0.026  )    (   0.029  )    (   0.027  )    (   0.011  )
                                        ----------      ----------      ----------      ----------      ----------
Net asset value, end of period.....    $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                       ===========     ===========     ===========     ===========     ===========

Total Return.......................        2.60%           2.60%           2.93%           2.77%           2.96%*

Ratios/Supplemental Data
Net assets,
 end of period (000s omitted)......    $    54,132     $    70,124     $    67,697     $    58,794     $    49,663

Ratios to average net assets:
   Expenses........................        0.98%           0.95%           0.90%           0.93%           0.96%*
   Net investment income...........        2.56%           2.57%           2.86%           2.72%           2.91%*
Management and Distribution support
 and service fees waived...........        0.00%           0.03%           0.07%           0.04%           0.03%*

* Annualized
+ Live Oak shares commenced distribution on November 16, 1995.

A Statement of Additional Information (SAI) dated July 28, 2000, and the Funds' Annual and Semi-Annual Reports include additional information about the Funds and their investments and are incorporated by reference into this prospectus. You may obtain the SAI and the Annual and Semi-Annual Reports and other material incorporated by reference without charge by calling the Funds at 1-800-221-3079. To request other information, please call your financial intermediary or the Funds.

=====================================================


======================================================

A current SAI has been filed with the Securities and Exchange Commission. You may visit the EDGAR database on the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. Copies of the information may be obtained, after paying a duplication fee, by sending an electronic request to publicinfo@sec.gov. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


811-4179

IJL WACHOVIA
DIVISION OF WACHOVIA SECURITIES, INC.

MEMBERS NEW YORK STOCK EXCHANGE, INC.
MEMBER SIPC

CORPORATE HEADQUARTERS
IJL FINANCIAL CENTER
201 N. TRYON STREET
CHARLOTTE, NORTH CAROLINA 28202

                                  IJL WACHOVIA
                     DIVISION OF WACHOVIA SECURITIES, INC.
                                 LIVE OAK SHARES

                           GENERAL MONEY MARKET FUND

                              U.S. GOVERNMENT FUND

                          MUNICIPAL MONEY MARKET FUND

                                 July 28, 2000

--------------------------------------------------------------------------------
CORTLAND                                    600 FIFTH AVENUE, NEW YORK, NY 10020
TRUST, INC.                                                       (212) 830-5280
================================================================================
                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 28, 2000

                              Cortland Trust, Inc.
                     consisting of the following portfolios:
                       Cortland General Money Market Fund
                          U.S. Government Fund, and the
                           Municipal Money Market Fund

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus for the Cortland Trust, Inc. (the "Company"), dated July 28, 2000, which may be obtained from your securities dealer or by writing to Reich & Tang Distributors, Inc. (the "Distributor"), 600 Fifth Avenue, New York, New York 10020, or toll free at (800) 433-1918.

This Statement of Additional Information should be read in conjunction with the Company's Annual Report dated March 31, 2000, which is hereby incorporated by reference.


                                Table of Contents

General Information about the Company             2          Net Asset Value Determination              15
Investment Programs and Restrictions              2       Dividends and Tax Matters                     16
   Investment Programs                            2          Dividends                                  16
   When-Issued Securities                         5          Tax Matters                                17
   Stand-by Commitments                           5          Qualification as a Regulated
   Municipal Participations                       6             Investment Company                      17
   Investment Restrictions                        6          Excise Tax on Regulated
   Directors and Officers                         7             Investment Companies                    18
   Compensation Table                             8          Fund Distributions                         19
Manager and Investment Advisor                    8          Sale or Redemption of Shares               20
 Expenses                                         11         Foreign Shareholders                       20
Distributor and Plans of Distribution             12         Effect of Future Legislation and
   Custodian                                      14            Local Tax Considerations                21
   Transfer Agent                                 14      Yield Information                             21
   Sub-Accounting                                 14      Portfolio Transactions                        21
   Principal Holders of Securities                14      The Company and Its Shares                    22
   Reports                                        15      Investment Ratings                            24
   Financial Statements                           15
Share Purchases and Redemptions                   15
   Purchases and Redemptions                      15

GENERAL INFORMATION ABOUT THE COMPANY

Cortland Trust, Inc. (the "Company") is a money market mutual fund, formerly known as "Cortland Trust." The Company is a no-load, open-end diversified investment company. The Company was initially organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated October 31, 1984, but had no operations prior to May 9, 1985. On July 31, 1989, the Company was reorganized from a Massachusetts business trust into a Maryland corporation, pursuant to an Agreement and Plan of Reorganization approved by the shareholders on July 31, 1989.

INVESTMENT PROGRAMS AND RESTRICTIONS

Investment Programs

Information concerning the fundamental investment objectives of the Company and each Fund is set forth in each Prospectus. The principal features of the investment programs and the primary risks associated with those investment programs of the Company and the Funds are discussed in each Prospectus under the caption "Investment Objectives, Principal Investment Strategies and Related Risks".

The following is a more detailed description of the portfolio instruments eligible for purchase by the Funds which augments the summary of the Company's and the Funds' investment programs which appears in each Prospectus, under the aforementioned captions. The Company seeks to achieve its objectives by investing in portfolios of short-term instruments rated high quality by a major rating service or determined to be of high quality by Reich & Tang under the supervision of the Board of Directors.

Subsequent to its purchase by a Fund, a particular issue of Money Market Obligations or Municipal Securities, as defined in each Prospectus, may cease to be rated, or its rating may be reduced below the minimum required for purchase by the Funds. Neither event requires the elimination of such obligation from a Fund's portfolio, but Reich & Tang will consider such an event to be relevant in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings accorded by a nationally recognized statistical rating organization ("NRSRO") for Money Market Obligations or Municipal Securities may change as a result of changes in these rating systems, the Company will attempt to use comparable ratings as standards for its investments in Money Market Obligations and Municipal Securities in accordance with the investment policies contained herein.

The Municipal Money Market Fund may, from time to time, on a temporary or defensive basis, invest in U.S. Government Obligations, Money Market Obligations and repurchase agreements. The Municipal Money Market Fund may invest in these temporary investments, for example, due to market conditions or pending investment of proceeds from sales of shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. Although interest earned from such temporary investments will be taxable as ordinary income, the Municipal Money Market Fund intends to minimize taxable income through investment, when possible, in short-term tax-exempt securities, which may include shares of investment companies whose dividends are tax-exempt. (See "Investment Programs and Restrictions - Investment Restrictions" for limitations on the Municipal Money Market Fund's investment in repurchase agreements and shares of other investment companies.) It is a fundamental policy of the Municipal Money Market Fund that the Municipal Money Market Fund's assets will be invested so that at least 80% of the Municipal Money Market Fund's income will be exempt from federal income taxes. However, there is no limitation on the percentage of such income which may constitute an item of tax preference and which may therefore give use to an alternative minimum tax liability for individual shareholders. The Municipal Money Market Fund may hold cash reserves pending the investment of such reserves in Municipal Securities or short-term tax-exempt securities.

The investment objectives and policies of the Company are "fundamental" only where noted. Fundamental policies may only be changed by a vote of the majority of the outstanding shares of the affected Funds. (See "The Company and its Shares".) There can be no assurance that the Funds' objectives will be achieved.

The following is a more detailed description of the portfolio instruments eligible for purchase by the Company's three Funds which augments the summary of each Fund's investment program which appears in the Prospectus for the Company under the caption "Investment Objectives, Principal Investment Strategies and Related Risks". The Company seeks to achieve the objectives of its Portfolios by investing in portfolios of money market instruments.

The U.S. Government Fund limits investments to U.S. Government Obligations consisting of marketable securities and instruments issued or guaranteed by the U.S. Government or by certain of its agencies or instrumentalities. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. Government agencies and instrumentalities ("Agencies") are issued by government-sponsored agencies and enterprises acting under authority of Congress. Certain Agencies are backed by the full faith and credit of the U.S. Government, and others are not.

The Cortland General Money Market Fund portfolio may include, in addition to direct U.S. Government Obligations, the following investments:

Agencies that are not backed by the full faith and credit of the U.S. Government, such as obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank.

Bank Instruments which consist mainly of certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit represent short-term interest-bearing deposits of commercial banks and against which certificates bearing fixed rates of interest are issued. Bankers' acceptances are short-term negotiable drafts endorsed by commercial banks, which arise primarily from international commercial transactions. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Cortland General Money Market Fund limits investments to bank instruments described in each Prospectus under the caption "Investment Objectives, Principal Investment Strategies and Related Risks".

Corporate Commercial Instruments consisting of short-term unsecured promissory notes issued by corporations to finance short-term credit needs. (See "Investment Program and Restrictions - Investment Ratings" herein for information with respect to commercial paper ratings.) Among the instruments that the Cortland General Money Market Fund may purchase are variable amount master demand notes, which are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements between the issuer and the payee or its agent whereby the indebtedness on the notes may vary and the interest rate is periodically redetermined.

In addition, the Cortland General Money Market Fund may purchase loan participations, which consist of interests in loans made by banks to corporations, where both the bank and the corporation meet the Company's credit standards. The Cortland General Money Market Fund generally purchases loan participation certificates maturing in seven days or less.

The Municipal Money Market Fund endeavors to achieve its objective by investing in the following securities. Municipal Securities in which the Municipal Money Market Fund may invest include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities, provided that the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences. (See "Dividends and Tax Matters - Tax Matters" herein).

The two major classifications of Municipal Securities are bonds and notes. Bonds may be further categorized as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Municipal Money Market Fund's assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such securities in the Municipal Money Market Fund's portfolio will vary from time to time.

For the purpose of diversification, the identification of the issuer of Municipal Securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and will be treated as an issue of such government or other agency. Certain Municipal Securities may be secured by the guarantee or irrevocable letter of credit of a major banking institution. In such case, the Municipal Money Market Fund reserves the right to invest up to 10% of its total assets in Municipal Securities guaranteed or secured by the credit of a single bank. Furthermore, if the primary issuer of a Municipal Security or some other non-governmental user which guarantees the payment of interest on and principal of a Municipal Security possesses credit characteristics which qualify an issue of Municipal Securities for a high quality rating from a major rating service (or a determination of high quality by Reich & Tang and the Board of Directors of the Company) without reference to the guarantee or letter of credit of a banking institution, the banking institution will not be deemed to be an issuer for the purpose of applying the foregoing 10% limitation.

From time to time, various proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Securities have been introduced before Congress. Similar proposals may be introduced in the future, and, if enacted, the availability of Municipal Securities for investment by the Municipal Money Market Fund could be adversely affected. In such event, the Board of Directors would reevaluate the investment objective and policies and submit possible changes in the structure of the Municipal Money Market Fund for the consideration of shareholders.

The Company may enter into the following arrangements with respect to all three
Funds:

1) Repurchase Agreements under which the purchaser (for example, one of the Funds) acquires ownership of an obligation (e.g., a debt instrument or time deposit) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This arrangement results in a fixed rate of return insulated from market fluctuations during such period. Although the underlying collateral for repurchase agreements may have maturities exceeding one year, a Fund will not enter into a repurchase agreement if as a result of such transaction more than 10% of a Fund's total assets would be invested in illiquid securities, including repurchase agreements expiring in more than seven days. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. In general, the Funds will enter into repurchase agreements only with domestic banks with total assets of at least $1.5 billion or with primary dealers in U.S. Government securities, but total assets will not be the sole determinative factor, and the Funds may enter into repurchase agreements with other institutions which the Board of Directors believes present minimal credit risks. Nevertheless, if the seller of a repurchase agreement fails to repurchase the debt instrument in accordance with the terms of the agreement, the Fund which entered into the repurchase agreement may incur a loss to the extent that the proceeds it realizes on the sale of the underlying obligation are less than the repurchase price. Repurchase agreements are considered to be loans by the Company under the 1940 Act.

2) Reverse Repurchase Agreements involving the sale of money market instruments held by a Fund, with an agreement that the Fund will repurchase the instruments at an agreed upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other money market instruments during unfavorable market conditions, or in some cases as a technique to enhance income, and only in amounts up to 10% of the value of a Fund's total assets at the time it enters into a reverse repurchase agreement. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account high-quality debt securities having a dollar value equal to the repurchase price. A Fund will utilize reverse repurchase agreements when the interest income to be earned from portfolio investments which would otherwise have to be liquidated to meet redemptions is greater than the interest expense incurred as a result of the reverse repurchase transactions.

3) Delayed Delivery Agreements involving commitments by a Fund to dealers or issuers to acquire securities or instruments at a specified future date beyond the customary same-day settlement for money market instruments. These commitments may fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, the Manager can anticipate that cash for investment purposes will result from scheduled maturities of existing portfolio instruments or from net sales of shares of the Fund. To assure that a Fund will be as fully invested as possible in instruments meeting that Fund's investment objective, a Fund may enter into delayed delivery agreements, but only to the extent of anticipated funds available for investment during a period of not more than five business days. Until the settlement date, that Fund will set aside in a segregated account high-quality debt securities of a dollar value sufficient at all times to make payment for the delayed delivery securities. Not more than 25% of a Fund's total assets will be committed to delayed delivery agreements and when-issued securities, as described below. The delayed delivery securities, which will not begin to accrue interest until the settlement date, will be recorded as an asset of the Fund and will be subject to the risks of market fluctuation. The purchase price of the delayed delivery securities is a liability of the Fund until settlement. Absent extraordinary circumstances, the Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement. If cash is not available to the Fund at the time of settlement, the Fund may be required to dispose of portfolio securities that it would otherwise hold to maturity in order to meet its obligation to accept delivery under a delayed delivery agreement. The Board of Directors has determined that entering into delayed delivery agreements does not present a materially increased risk of loss to shareholders, but the Board of Directors may restrict the use of delayed delivery agreements if the risk of loss is determined to be material or if it affects the constant net asset value of any of the Funds.

WHEN-ISSUED SECURITIES

Many new issues of Money Market Obligations and Municipal Securities are offered on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such Money Market Obligations and Municipal Securities with the intention of actually acquiring such securities, but such Fund may sell these securities before the settlement date if it is deemed advisable. No additional when-issued commitments will be made if as a result more than 25% of such Fund's net assets would become committed to purchases of when-issued securities and delayed delivery agreements.

If one of the Funds purchases a when-issued security, it will direct its custodian bank to collateralize the when-issued commitment by establishing a segregated account in the same fashion as required for a Delayed Delivery Agreement. The special custody account will likewise be marked-to-market, and the amount in the special custody account will be increased if necessary to maintain adequate coverage of the when-issued commitments.

Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates rise). Therefore, if, in order to achieve higher interest income, a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of such Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for such Fund to meet its obligations under when-issued commitments, the Fund will do so by using then-available cash flow, by sale of the securities held in the separate account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

A sale of securities to meet such obligations carries with it a greater potential for the realization of net short-term capital gains, which are not exempt from federal income taxes. The value of when-issued securities on the settlement date may be more or less than the purchase price.

Stand-by Commitments

The Municipal Money Market Fund may attempt to improve its portfolio liquidity by assuring same-day settlements on portfolio sales (and thus facilitate the same-day payment of redemption proceeds) through the acquisition of "Stand-by Commitments." A Stand-by Commitment is a right of the Municipal Money Market Fund, when it purchases Municipal Securities for its portfolio from a broker, dealer or other financial institution, to sell the same principal amount of such securities back to the seller, at the Municipal Money Market Fund's option, at a specified price. The Municipal Money Market Fund will acquire Stand-by Commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes, and the acquisition or exercisability of a Stand-by Commitment will not affect the valuation of its underlying portfolio securities, which will continue to be valued in accordance with the method described under "Share Purchases and Redemptions - Net Asset Value Determination." The weighted average maturity of the Municipal Money Market Fund's portfolio will not be affected by the acquisition of a Stand-by Commitment.

The Stand-by Commitments acquired by the Municipal Money Market Fund will generally have the following features: (1) they will be in writing and will be physically held by the Municipal Money Market Fund's custodian; (2) they may be exercised by the Municipal Money Market Fund at any time prior to the underlying security's maturity; (3) they will be entered into only with dealers, banks and broker-dealers who in the Manager's opinion present a minimal risk of default;
(4) the Municipal Money Market Fund's right to exercise them will be unconditional and unqualified; (5) although the Stand-by Commitments will not be transferable, Municipal Securities purchased subject to such commitments could be sold to a third party at any time, even though the commitment was outstanding; and (6) their exercise price will be (i) the

Municipal Money Market Fund's acquisition cost of the Municipal Securities which are subject to the commitment (excluding any accrued interest which the Municipal Money Market Fund paid on their acquisition), less any amortized market premium or plus amortized market or original issue discount during the period the securities were owned by the Municipal Money Market Fund, plus (ii) all interest accrued on the securities since the last interest payment date. Since the Municipal Money Market Fund values its portfolio securities on the amortized cost basis, the amount payable under a Stand-by Commitment will be substantially the same as the value of the underlying security.

The Company expects that Stand-by Commitments generally will be available without the payment of any direct or indirect compensation. However, if necessary and advisable, the Municipal Money Market Fund will pay for Stand-by Commitments, either separately in cash or by paying higher prices for portfolio securities which are acquired subject to the commitments. As a matter of policy, the total amount "paid" in either manner for outstanding Stand-by Commitments held by the Municipal Money Market Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after any Stand-by Commitment is acquired. The Municipal Money Market Fund expects to refrain from exercising Stand-by Commitments to avoid imposing a loss on a dealer and jeopardizing the Company's business relationship with that dealer, except when necessary to provide liquidity. The Municipal Money Market Fund will not acquire a Stand-by Commitment unless immediately after the acquisition, with respect to 75% of the total amortized cost value of its assets, not more than 5% of such Fund's total amortized cost value of its assets will be invested in Stand-by Commitments with the same institution.

The acquisition of a Stand-by Commitment would not affect the valuation or assumed maturity of the underlying Municipal Securities which, as noted, would continue to be valued in accordance with the amortized cost method. Stand-by Commitments acquired by the Municipal Money Market Fund would be valued at zero in determining net asset value. Where the Municipal Money Market Fund paid any consideration directly or indirectly for a Stand-by Commitment, its cost would be reflected as unrealized depreciation for the period during which the Stand-by Commitment was held by such Fund.

Municipal Participations

The Municipal Money Market Fund may invest in participation agreements with respect to Municipal Securities under which the Municipal Money Market Fund acquires an undivided interest in the Municipal Security and pays a bank which sells the participation a servicing fee. The participation agreement will have a variable rate of interest and may be terminated by the Municipal Money Market Fund on seven days' notice, in which event such Fund receives from the issuer of the participation the par value of the participation plus accrued interest as of the date of termination. Before entering into purchases of participations the Company will obtain an opinion of counsel (generally, counsel to the issuer of the participation) or a letter ruling from the Internal Revenue Service to the effect that interest earned with respect to municipal participations qualifies as exempt-interest income under the Code. The Company has been advised that it is the present policy of the Internal Revenue Service not to issue private letter rulings relating to municipal participations. In the absence of an opinion of counsel or a letter ruling from the Internal Revenue Service, the Municipal Money Market Fund will refrain from investing in participation agreements.

Investment Restrictions

In addition to the Fund's investment objectives, the following investment restrictions have been adopted by the Funds as fundamental policies, which means they can be changed only by a majority shareholder vote. A "majority vote of shareholders" means the affirmative vote of the holders of the lesser of (1) more then 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Therefore, none of the Funds will:

1) purchase any Money Market Obligation or Municipal Security, if, as a result of such purchase, more than 5% of a Fund's total assets would be invested in securities of issuers, which, with their predecessors, have been in business for less than three years;

2) invest in shares of any other investment company, other than in connection with a merger, consolidation, reorganization or acquisition of assets; except that the Municipal Money Market Fund may invest up to 10% of its assets in securities of other investment companies (which also charge investment advisory fees) and then only for temporary purposes in investment companies whose dividends are tax-exempt, provided that the Municipal Money Market Fund will not invest more than 5% of its assets in securities of any one investment company nor purchase more than 3% of the outstanding voting stock of any investment company;

3) invest more than 10% of the value of a Fund's total assets in illiquid securities, including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days;

4)   invest in companies for the purpose of exercising control;

5) underwrite any issue of securities, except to the extent that the purchase of securities, either directly from the issuer or from an underwriter for an issuer, and the later disposition of such securities in accordance with the Funds' investment programs, may be deemed an underwriting;

6) purchase or sell real estate, but this shall not prevent investments in securities secured by real estate or interests therein;

7) sell securities short or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

8) purchase or retain securities of an issuer if, to the knowledge of the Company, the directors and officers of the Company and the Manager, each of whom owns more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer;

9) mortgage, pledge or hypothecate any assets except to secure permitted borrowings and reverse repurchase agreements and then only in an amount up to 15% of the value of any Fund's total assets at the time of borrowing or entering into a reverse repurchase agreement; or

10) purchase or sell commodities or commodity futures contracts or interests in oil, gas or other mineral exploration or development program (a Fund may, however, purchase and sell securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

In order to permit the sale of the Funds' shares in certain states, the Company may make commitments more restrictive than the restrictions described above. Should the Company determine that any such commitment is no longer in the best interest of the Funds and their shareholders it will revoke the commitment by terminating sales of its shares in the state(s) involved. Pursuant to one such commitment, the Company has agreed that the Cortland General Money Market Fund will not invest in: (i) warrants; (ii) real estate limited partnerships; or
(iii) oil, gas or mineral leases.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Directors and Officers

The directors and executive officers of the Company and their principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each director and officer is 600 Fifth Avenue, New York, New York 10020.

Steven W. Duff, 46 - President and Director of the Company, has been President of the Mutual Funds Division of the Manager since September 1994. Mr. Duff is President and a Director/Trustee of 13 other funds in the Reich & Tang Fund Complex, President of Back Bay Funds, Inc., Director of Pax World Money Market Fund, Inc., President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. and Executive Vice President of Delafield Fund, Inc.

Albert R. Dowden, 58 - Director of the Company, 1815 Central Park Drive, Steamboat Springs, Colorado 80477. Director of Annuity & Life Re (Holdings), Ltd. and The Magellan Insurance Company. Mr. Dowden was formerly President and CEO of Volvo North America Corporation.

Carl Frischling, 63 - Director of the Company, 919 Third Avenue, New York, NY 10022. Partner, Kramer Levin Naftalis & Frankel LLP. Director, ERD Waste, Inc., Aegis Consumer Finance and Lazard Funds, Inc. Mr. Frischling was formerly Partner at Reid & Priest and Spengler, Carlson, Gubar, Brodsky & Frischling.

William Lerner, 64 - Director of the Company, 423 East Beau Street, Washington, Pennsylvania 15301. Attorney. Director, Seitel, Inc., Rent-Way, Inc., Helm Capital Group, Inc. and Micro-to-Mainframes, Inc.

James L. Schultz, 63 - Director of the Company, Southpoint Plaza 1, 400 Southpoint Blvd., Suite 300, Canonsburg, Pennsylvania 15317-8539. President, Treasurer and Director of Computer Research, Inc.

Richard DeSanctis, 43 - Vice President and Treasurer of the Company, has been Vice President and Treasurer of the Manager since September 1993. Mr. De Sanctis is Treasurer of 17 funds in the Reich & Tang Fund Complex.

Molly Flewharty, 49 - Vice President of the Company, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Flewharty is also Vice President of 17 other funds in the Reich & Tang Fund Complex.

Dana E. Messina, 43 - Vice President of the Company, has been Executive Vice President of the Mutual Funds Division of the Manager since January 1995 and was Vice President from September 1993 to January 1995. Ms. Messina is also Vice President of 14 other funds in the Reich & Tang Fund Complex.

Ruben Torres, 51 - Vice President of the Company, has been Vice President of Operations of Reich & Tang Services, Inc. since January 1991. Mr. Torres was formerly Vice President and Assistant Treasurer of Cortland Financial Group, Inc.

Bernadette N. Finn, 52 - Vice President and Secretary of the Company, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Finn is also Secretary of 14 funds in the Reich & Tang Fund Complex, and a Vice President and Secretary of 3 other funds in the Reich & Tang Fund Complex.

Rosanne Holtzer, 35 - Assistant Treasurer of the Company, has been Vice President of the Mutual Funds division of the Manager since December 1997. Ms. Holtzer was formerly Manager of Fund Accounting for the Manager with which she was associated from June 1986. Ms. Holtzer is also Assistant Treasurer of 17 other funds in the Reich & Tang Fund Complex.

Each director who is not an "interested person" receives an annual fee from the Company of $10,000 for his services as a director and a fee of $1,250 for each Board meeting attended, and all directors are reimbursed by the Company for expenses incurred in connection with attendance at meetings of the Board of Directors. Effective September 30, 2000, the annual fee from the Company will be increased from $10,000 to $15,000.

                                                       Compensation Table
          (1)                       (2)                         (3)                        (4)                        (5)
   Name of Person,      Aggregate Compensation from    Pension or Retirement        Estimated Annual        Total Compensation from
       Position          Registrant for Fiscal Year     Benefits Accrued as     Benefits upon Retirement     Fund and Fund Complex
                                                       Part of Fund Expenses                                   Paid to Directors*

Owen Daly II,                     $11,250                        0                          0                   $11,250 (1 Fund)
Director
Albert R. Dowden,                 $15,000                        0                          0                   $15,000 (1 Fund)
Director
James L. Schultz                  $15,000                        0                          0                   $15,000 (1 Fund)
Director
William Lerner                     $3,750                        0                          0                   $3,750 (1 Fund)
Director

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ended March 31, 2000 and, with respect to certain of the funds in the Fund Complex, estimated to be paid during the fiscal year ended March 31, 2000. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund complex as the Fund, because, among other things, they have a common investment advisor.

MANAGER AND INVESTMENT ADVISOR

Reich & Tang Asset Management L.P., a Delaware limited partnership, with its principal offices at 600 Fifth Avenue, New York, New York 10020, serves as the manager and investment advisor of the Company and its three Funds pursuant to agreements with the Funds dated August 30, 1996 (the "Management/Investment Advisory Agreements"). Under the Management/Investment Advisory Agreements, Reich & Tang Asset Management L.P. (the "Manager") provides, either directly or indirectly through contracts with others, all services required for the management of the Company. The Manager bears all ordinary operating expenses associated with the Company's operation except: (a) the fees of the Directors who are not "interested persons" of the Company, as defined by the 1940 Act, and the travel and related expenses of the Directors incident to their attending shareholders', directors' and committee meetings, (b) interest, taxes and brokerage commissions (which are expected to be insignificant), (c) extraordinary expenses, if any, including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto, (d) shareholder service or distribution fees payable by the Company under the plans of distribution described under the heading "Distributor" below, and (e) membership dues of any industry association. Additionally, the Manager has assumed all expenses associated with organizing the Company and all expenses of registering or qualifying the Company's shares under federal and state securities laws.

The Manager was, as of June 30, 2000, investment manager, advisor or supervisor with respect to assets aggregating in excess of $15.6 billion. The Manager currently acts as investment manager or administrator of seventeen other investment companies and also advises pension trusts, profit sharing trusts and endowments.

Nvest Companies, L.P. (Nvest Companies) is the limited partner and owner of a 99.5% interest in the Manager. Reich & Tang Asset Management, Inc. (RTAM) is the sole general partner and owner of the remaining 0.5% interest of the Manager, as well as being an indirect wholly-owned subsidiary of Nvest Companies. Nvest Companies is a publicly traded company of which approximately 13% of its outstanding partnership interests is owned, directly and indirectly, by Reich & Tang, Inc. The managing general partner of Nvest Companies is Nvest Corporation, a Massachusetts corporation (formerly known as The New England Investment Companies, Inc.).

     Nvest, L.P., and its affiliated operating partnership, Nvest Companies, L.P., have entered into an agreement for CDC Asset Management to acquire all of their outstanding partnership units. CDC Asset Management is the investment management arm of France's Caisse des Depots Group, which is a major diversified financial institution. Nvest will be renamed CDC Asset Management-North America and will continue to use the holding company structure. Nvest affiliates, including the Manager will retain their investment independence, brand names, management and operating autonomy. The transaction will not affect daily operations of the Company's Funds or the investment management activities of the Manager.

     Consummation of the transaction with CDC is subject to a number of contingencies, including regulatory approvals and approval of the unitholders of Nvest, L.P. and Nvest Companies, L.P. Under the rules for mutual funds, the transaction may result in a change of control for the Manager and, therefore, an assignment of the Funds' investment advisory agreements with the Manager, which generally is not permitted under the Investment Company Act of 1940. Consequently, it is anticipated that the Manager will seek approval of new agreements, which will be substantially identical to the existing agreements, from the Company's Board of Directors and shareholders prior to consummation of the transaction. The transaction is expected to close in the fourth quarter of 2000.

Nvest Companies is a holding company offering a broad array of investment styles across a wide range of asset categories through seventeen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the Manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P.; Capital Growth Management Limited Partnerships; Greystone Partners, L.P.; Harris Associates, L.P.; Jurika & Voyles, L.P.; Kobrick Funds, LLP, Loomis, Sayles & Company, L.P.; New England Funds, L.P.; Nvest Associates, Inc.; Snyder Capital Management, L.P.; Vaughan, Nelson, Scarborough & McCullough, L.P.; and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to more than 80 other registered investment companies.

RTAM is also an indirect subsidiary of Metropolitan Life Insurance Company (MetLife). MetLife directly and indirectly owns approximately 47% of the outstanding partnership interests of Nvest Companies and may be deemed a controlling person of the Manager. MetLife is a stock life insurance company, which is wholly owned by MetLife, Inc., a publicly traded corporation.

On November 14, 1995, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved Management/Investment Advisory Agreements for an initial period extending to June 30, 1998. By their terms, the Management/Investment Advisory Agreements may be continued from year to year thereafter. The Management/Investment Advisory Agreements were most recently approved for continuance by the Board of Directors of the Fund on June 15, 2000, and will remain in effect from year to year as long as their continuation is approved at least annually by (i) the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Directors of the Fund who are not interested persons of any party to the Management/Investment Advisory Agreements, cast in person at a meeting called for the purpose of voting on such approval.

The Management/Investment Advisory Agreements were approved by each Fund on March 28, 1996 and each contains the same terms and conditions governing the Manager's investment management responsibilities as the Fund's previous Management/ Investment Advisory Agreement with the Manager, except as to the date of execution and termination.

Pursuant to the terms of the Management/Investment Advisory Agreements, the Manager manages the investments of each of the Funds, subject at all times to the policies and control of the Company's Board of Directors. The Manager obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Funds. The Manager shall not be liable to the Funds or to their shareholders except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Under the Management/Investment Advisory Agreements, the Manager: (a) supervises and manages all aspects of the Company's operations and the operations of each of the Company's three Funds; (b) furnishes the Company with such office space, heat, light, utilities, equipment and personnel as may be necessary for the proper operation of the Funds and the Company's principal executive office; (c) monitors the performance by all other persons furnishing services to the Company on behalf of each Fund and the shareholders thereof and periodically reports on such performance to the Board of Directors; (d) investigates, selects and conducts relationships on behalf of the Company with custodians, depositories, accountants, attorneys, underwriters, brokers and dealers, insurers, banks, printers and other service providers and entities performing services to the Funds and their shareholders; (e) furnishes the Funds with all necessary accounting services; and (f) reviews and supervises the preparation of all financial, tax and other reports and regulatory filings. The expenses of furnishing the foregoing are borne by the Manager. See "Expenses" below.

In consideration of the services to be provided by the Manager and the expenses to be borne by the Manager under the Management/Investment Advisory Agreements, the Manager receives annual fees from each of the Portfolios, calculated daily and paid monthly, of 0.800% of the first $500 million of the Company's average daily net assets, 0.775% of the average daily net assets of the Company in excess of $500 million but less than $1 billion, 0.750% of the average daily net assets of the Company in excess of $1 billion but less than $1.5 billion, plus 0.725% of the Company's average daily net assets in excess of $1.5 billion. The Company's comprehensive fee is higher than most other money market mutual funds which do not offer services that the Company offers. However, most other funds bear certain expenses that are borne by the Manager. During the fiscal years ended March 31, 2000, March 31, 1999 and March 31, 1998 the Company paid to the Manager the management fees set forth in the table below:

     Fiscal Year                      Management Fees

         2000            Payable           Waived            Paid
         ----            -------           ------            ----
Cortland General       $12,573,363       $550,000        $12,023,363
U.S. Government         1,465,992         250,000         1,215,992
Municipal               2,196,430            0            2,196,430
          1999
Cortland General        $9,651,092          $0            $9,651,092
U.S. Government         1,371,830            0            1,371,830
Municipal               2,252,782            0            2,252,782
          1998
Cortland General       $10,788,822       $428,000        $10,360,822
U.S. Government         1,493,237         361,000         1,132,237
Municipal               1,853,830            0            1,853,830


The Management/Investment Advisory Agreements were approved by the Board of Directors, including a majority of directors who are not interested persons (as defined in the 1940 Act), of the Portfolios or the Manager, effective August 30, 1996 for a two-year period. The Management/Investment Advisory Agreements will continue year-to-year thereafter if they are specifically approved at least annually by the Board of Directors and by the affirmative vote of a majority of the directors who are not parties to such Management/Investment Advisory Agreements or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The Portfolios or the Manager may terminate the Management/Investment Advisory Agreements on 60 days' written notice without penalty. Each Management/Investment Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act. The Manager shall not be liable to the Portfolios or to their shareholders for any act or omission by the Manager or for any loss sustained by a Fund or its shareholders except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Company's (Portfolios') right to use the name "Cortland" in its name in any form or combination may terminate upon termination of the Manager as the Company's (Portfolios') investment manager.

Pursuant to the terms of the Management/Investment Advisory Agreements, the
Manager: (a) provides the Company with certain executive, administrative and clerical services as are deemed advisable by the Board of Directors; (b) arranges, but does not pay for, the periodic updating of prospectuses and statements of additional information and supplements thereto, proxy materials, tax returns, reports to each Fund's shareholders and reports to and filings with the SEC and state Blue Sky authorities; (c) provides the Board of Directors on a regular basis with financial reports and analyses of the Funds' operations and the operation of comparable investment companies; (d) obtains and evaluates pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any of the Funds and whether concerning the individual issuers whose securities are included in the portfolios of the Company's three Funds; (e) determines which issuers and securities shall be represented in the Funds' portfolios and regularly reports thereon to the Company's Board of Directors; (f) formulates and implements continuing programs for the purchases and sales of securities for the Funds; and (g) takes, on behalf of the Funds, all actions which appear to be necessary to carry into effect such purchase and sale programs, including the placing of orders for the purchase and sale of portfolio securities. Any investment program undertaken by the Manager will at all times be subject to the policies and control of the Board of Directors. The Manager shall not be liable to the Funds or to their shareholders for any act or omission by the Manager or for any loss sustained by a Fund or its shareholders except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

EXPENSES

Pursuant to the Management/Investment Advisory Agreements, the Manager furnishes, without cost to the Company, the services of the President, Secretary and one or more Vice Presidents of the Company and such other personnel as are required for the proper conduct of the Funds' affairs and to carry out their obligations under the Management/Investment Advisory Agreements. Pursuant to the Management/Investment Advisory Agreements, the Manager maintains, at its expense and without cost to the Funds, a trading function in order to carry out its obligations to place orders for the purchase and sale of portfolio securities for the Funds. The Manager, on behalf of its affiliate, Reich & Tang Distributors, Inc. (the "Distributor"), pays out of the management fees from each of the Funds and payments under a Plan of Distribution (see "Distributor and Plans of Distribution") the expenses of printing and distributing prospectuses and statements of additional information and any other promotional or sales literature used by the Distributor or furnished by the Distributor to purchasers or dealers in connection with the public offering of the Funds' shares, the expenses of advertising in connection with such public offering and all legal expenses in connection with the foregoing.

Except as set forth below, the Manager pays all expenses of the Funds, including, without limitation: the charges and expenses of any registrar, any custodian or depository appointed by the Company for the safekeeping of its cash, portfolio securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Company; all fees payable by the Company to federal, state or other governmental agencies; the costs and expenses of engraving or printing certificates representing shares of the Company (the Company does not issue share certificates at the present time); all costs and expenses in connection with the registration and maintenance of registration of the Funds and their shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Company and supplements thereto to the Company's shareholders and to potential shareholders of the Funds; all expenses of shareholders' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Funds' shares; routine fees and expenses of legal counsel and of independent accountants, in connection with any matter relating to the Company; postage; insurance premiums on property or personnel (including officers and directors) of the Company which inure to its benefit; and all other charges and costs of the Funds' operations unless otherwise explicitly assumed by the Company. The Company is responsible for payment of the following expenses not borne by the Manager: (a) the fees of the directors who are not "interested persons" of the Company, as defined by the 1940 Act, and travel and related expenses of the directors for attendance at meetings, (b) interest, taxes and brokerage commissions (which can be expected to be insignificant), (c) extraordinary expenses, if any, including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto, (d) any shareholder service or distribution fee payable by the Company under the plan of distribution described below, and (e) membership dues of any industry association.

Expenses which are attributable to any of the Company's Funds are charged against the income of such Fund in determining net income for dividend purposes. Expenses of the Company which are not directly attributable to the operations of any single Fund are allocated among the Funds based upon the relative net assets of each Fund.

The Manager has agreed to reduce its aggregate fees for any fiscal year, or to reimburse each Fund, to the extent required so that the amount of the ordinary expenses of each Fund (excluding brokerage commissions, interest, taxes and extraordinary expenses such as litigation costs) paid or incurred by any of the Funds do not exceed the expense limitations applicable to the Funds imposed by the securities laws or regulations of those states or jurisdictions in which such Fund's shares are registered or qualified for sale.

DISTRIBUTOR AND PLANS OF DISTRIBUTION

The Distributor serves as the principal underwriter of the Company's shares pursuant to Distribution Agreements dated September 15, 1993. The Distributor has an office located at 600 Fifth Avenue, New York, New York 10020.

Pursuant to the Distribution Agreements, the Distributor: (a) solicits and receives orders for the purchase of shares of the Funds, accepts or rejects such orders on behalf of the Company in accordance with the Company's currently effective Prospectuses and transmits such orders as are accepted to the Company as promptly as possible; (b) receives requests for redemptions and transmits such redemption requests to the Company as promptly as possible; (c) responds to inquiries from shareholders concerning the status of their accounts and the operation of the Company; and (d) provides daily information concerning yields and dividend rates to shareholders. The Distributor shall not be liable to the Company or to its shareholders for any act or omission or any loss sustained by the Company or its shareholders except in the case of the Distributor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Distributor receives no compensation from the Company for its services.

The Funds have adopted plans of distribution under Rule 12b-1 of the 1940 Act (the "Plans"). Pursuant to the Plans, the Distributor may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the shares of the Company and furnishing other shareholder services. Payments by the Distributor are paid out of the management fees and distribution plan payments received by the Manager and/or its affiliates from each of the Funds, out of past profits or from any other source available to the Distributor. The Distributor may enter into shareholder processing and service agreements (the "Shareholder Service Agreements") with any securities dealer who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc., and with banks and other financial institutions which may wish to establish accounts or sub-accounts on behalf of their customers ("Shareholder Service Agents"). For processing investor purchase and redemption orders, responding to inquiries from Company shareholders concerning the status of their accounts and operations of the Funds and communicating with the Company and the Distributor, the Company may pay each such Shareholder Service Agent (or if no Shareholder Service Agent provides services, the Distributor, to cover expenditures for advertising, sales literature and other promotional materials on behalf of the Company) an amount not to exceed on an annual basis 0.25% of the aggregate average daily net assets that such Shareholder Service Agent's customers maintain with the Company during the term of any Shareholder Service Agreement. During the fiscal year ended March 31, 2000, the Company paid $1,935,871, $158,595 and $138,593 for expenses incurred pursuant to the Plans on behalf of the Cortland General Money Market Fund, the U.S. Government Fund and the Municipal Money Market Fund, respectively (of this amount $161,292, $19,640 and $17,139 was voluntarily waived by the Distributor for the Cortland General Money Market Fund, the U.S. Government Fund and the Municipal Money Market Fund, respectively), all of which amounts were spent in payment to financial intermediaries in connection with the distribution of the Funds' shares. During the fiscal year ended March 31, 1999, the Company paid $1,416,410, $133,237 and $118,803 for expenses incurred pursuant to the Plans on behalf of the Cortland General Money Market Fund, the U.S. Government Fund and the Municipal Money Market Fund, respectively (of this amount $169,971, $21,318 and $17,877 was voluntarily waived by the Distributor for the Cortland General Money Market Fund, the U.S. Government Fund and the Municipal Money Market Fund, respectively), all of which amounts were spent in payment to financial intermediaries in connection with the distribution of the Funds' shares. During the fiscal year ended March 31, 1998, the Company paid $2,279,946, $278,868 and $245,314 for expenses incurred pursuant to the Plans on behalf of the Cortland General Money Market Fund, the U.S. Government Fund and the Municipal Money Market Fund, respectively, all of which amounts were spent in payment to financial intermediaries in connection with the distribution of the Funds' shares.

The Distributor, under the Plans, may also make payments to Shareholder Service Agents out of the investment management fees received by the Manager from each of the Funds, out of its past profits or from any other source available to the Distributor. During the fiscal year ended March 31, 2000, the Distributor paid Shareholder Service Agents $5,700,304, $680,184 and $1,054,016, on behalf of the Cortland General Money Market Fund, the U.S. Government Fund and the Municipal Money Market Fund, respectively, under the Plans. During the fiscal year ended March 31, 1999, the Distributor paid Shareholder Service Agents $4,526,144, $1,173,860 and $1,837,213, on behalf of the Cortland General Money Market Fund, the U.S. Government Fund and the Municipal Money Market Fund, respectively, under the Plans. During the fiscal year ended March 31, 1998, the Distributor paid Shareholder Service Agents $5,760,453, $845,153 and $1,074,158, on behalf of the Cortland General Money Market Fund, the U.S. Government Fund and the Municipal Money Market Fund, respectively, under the Plans.

The fees payable to Shareholder Service Agents under Shareholder Service Agreements are negotiated by the Distributor. The Distributor will report quarterly to the Board of Directors on the rate to be paid under each such agreement and the amounts paid or payable under such agreements. The rate of payment will be based upon the Distributor's analysis of: (1) the contribution that the Shareholder Service Agent makes to each of the Funds by increasing assets under management and reducing expense ratios; (2) the nature, quality and scope of services being provided by the Shareholder Service Agent; (3) the cost to the Company if shareholder services were provided directly by the Company or other authorized persons; (4) the costs incurred by the Shareholder Service Agent in connection with providing services to shareholders; and (5) the need to respond to competitive offers of others, which could result in assets being withdrawn from a Fund and an increase in the expense ratio for any of the Funds.

The Distribution Agreements for each of the Funds were last renewed by the Board of Directors on June 15, 2000, to provide for the distribution of the shares of each of the Funds. The Distribution Agreements will continue in effect from year to year if specifically approved at least annually by the Board of Directors and the affirmative vote of a majority ofthe directors who are not parties to the Distribution Agreements or any Shareholder Service Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. In approving the Plans, the directors determined, in the exercise of their business judgment and in light of their fiduciary duties as directors of the Company, that there was a reasonable likelihood that the Plans would benefit the Funds and their shareholders. The Plans may only be renewed if the directors make a similar determination for each subsequent year. On June 10, 1999 the Plans were renewed by the Company's Board of Directors and by the directors who have no direct or indirect financial interest in the Plans to continue in effect for an additional year. The Plans may not be amended to increase the maximum amount of payments by the Company or the Manager to its Shareholder Service Agents without shareholder approval, and all material amendments to the provisions of the Plans must be approved by the Board of Directors and by the directors who have no direct or indirect financial interest in the Plans, by votes cast in person at a meeting called for the purpose of such vote. Each Fund or the Distributor may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements terminate automatically in the event of their "assignment," as defined in the 1940 Act. The services of the Distributor to the Funds are not exclusive, and it is free to render similar services to others. The Plans may also be terminated by each of the Funds or by the Manager or in the event of their "assignment," as defined in the 1940 Act, on the same basis as the Distribution Agreements.

Although it is a primary objective of the Plans to reduce expenses of the Funds by fostering growth in the Funds' net assets, there can be no assurance that this objective of the Plans will be achieved; however, based on the data and information presented to the Board of Directors by the Manager and the Distributor, the Board of Directors determined that there is a reasonable likelihood that the benefits of growth in the size of the Funds can be accomplished under the Plans.

When the Board of Directors approved the Distribution Agreements, the Primary Dealer Agreement, the forms of Shareholder Service Agreement and the Plans, the Board of Directors requested and evaluated such information as they deemed reasonably necessary to make an informed determination that the Distribution Agreements, Plans and related agreements should be approved. They considered and gave appropriate weight to all pertinent factors necessary to reach the good faith judgment that the Distribution Agreements, Plans and related agreements would benefit the Funds and their respective shareholders.

The Board of Directors reviewed, among other things, (1) the nature and extent of the services to be provided by the Manager, the Distributor and the Shareholder Service Agents, (2) the value of all benefits received by the Manager, (3) the overhead expenses incurred by the Manager attributable to services provided to the Company's shareholders, and (4) expenses of the Company being assumed by the Manager.

In connection with the approval of the Plans, the Board of Directors also determined that the Funds would be expected to receive at least the following benefits:

1) The Distributor and Shareholder Service Agents will furnish rapid access by a shareholder to his Fund account for the purpose of effecting executions of purchase and redemption orders.

2) The Distributor and Shareholder Service Agents will provide prompt, efficient and reliable responses to inquiries of a shareholder concerning his account status.

3) The Company's ability to sustain a relatively predictable flow of cash for investment purposes and to meet redemptions facilitates more successful, efficient portfolio management and the achievement of each of the Funds' fundamental policies and objectives of providing stability of principal, liquidity, and, consistent with the foregoing, the highest possible current income, is enhanced by a stable network of distribution.

4) A successful distribution effort will assist the Manager in maintaining and increasing the organizational strength needed to serve the Company.

5) The establishment of an orderly system for processing sales and redemptions is also important to the Company's goal of maintaining the constant net asset value of each Fund's shares, which most shareholders depend upon. By identifying potential investors whose needs are served by the objectives of the Fund, a well-developed, dependable network of Shareholder Service Agents may help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the ability of the Funds to stabilize their net asset values per share.

6) The Company expects to share in the benefits of growth in the Funds' net assets by achieving certain economies of scale based on a reduction in the management fees, although the Manager will receive a larger fee if net assets grow.

The Plans will only make payments for expenses actually incurred by the Distributor. The Plans will not carry over expenses from year to year and if a Plan is terminated in accordance with its terms, the obligations of a Fund to makepayments to the Distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Plan terminates.

Prior to entering into shareholder servicing agreements with banks in Texas, Cortland will obtain a representation from such banks that they are either registered as dealers in Texas, or that they will not engage in activities that would constitute acting as dealers under Texas State law.

Custodian

State Street Kansas City, acts as custodian for the Company's portfolio securities and cash. State Street Kansas City receives such compensation from the Manager for its services in such capacity as is agreed to from time to time by State Street Kansas City and the Manager. The address of State Street Kansas City is 801 Pennsylvania Avenue, Kansas City, Missouri 64105.

Transfer Agent

Reich & Tang Services, Inc., 600 Fifth Avenue, New York, New York 10020, acts as transfer agent to the Fund. All costs associated with performing such services are borne by the Manager.

Sub-Accounting

The Manager, at its expense, will provide sub-accounting services to all shareholders, and maintain information with respect to underlying owners. Investors, such as bank trust departments, investment counselors and brokers, who purchase shares for the account of others, can make arrangements through the Manager for these sub-accounting services.

Principal Holders of Securities

On June 30, 2000 there were 781,977,225 outstanding shares of the Cortland General Money Market Fund Class of shares, 60,487,597 outstanding shares of the U.S. Government Fund Class of shares and 51,005,707 outstanding shares of the Municipal Money Market Fund Class of shares. As of June 30, 2000 the amount of shares owned by all officers and directors of the Funds as a group was less than 1% of the outstanding shares of each Fund. Set forth below is certain information as to persons who owned 5% or more of each Fund's outstanding shares as of June 30, 2000.



                                                                                              Nature of
Name and address                           Fund                      % of  Class               Ownership

Fiserv Correspondent, Inc.           General Money Market               41.65%                  Record
As agent for various owners             U.S. Government                 41.10%                  Record
1125 17th Street                    Municipal Money Market              22.33%                  Record
Denver, Colorado 80202

BHC Securities, Inc.                 General Money Market                5.80%                  Record
As agent for various owners             U.S. Government                  5.96%                  Record
One Commerce Square                 Municipal Money Market              30.13%                  Record
2005 Market Street 12th Floor
Philadelphia, PA  19103-3212


                                       14

Southwest Securities, Inc.          Municipal Money Market              10.39%                  Record
As agent for various owners
1201 Elm Street, Suite 4300
Dallas, TX  75270

Pilgrim Distributors Corp.           General Money Market                5.77%                  Record
As agent for various owners
40 North Central Ave., Suite 1200
Phoenix, AZ 85004-4424


Reports

The Company furnishes shareholders with semi-annual reports containing information about the Funds and their operations, including a schedule of investments held in the Funds' portfolios and the financial statements for each Fund. The annual financial statements are audited by the Company's independent auditors. The Board of Directors has selected Ernst & Young LLP, 787 Seventh Avenue, New York, NY 10019, as the Company's independent auditors to audit the Funds' financial statements and to review the Funds' tax returns.

Financial Statements

The audited financial statements for the Fund and the report of Ernst & Young LLP thereon for the fiscal year ended March 31, 2000 are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

SHARE PURCHASES AND REDEMPTIONS

Purchases and Redemptions

A complete description of the manner in which the Company's shares may be purchased, redeemed or exchanged appears in the Prospectuses under the caption "Shareholder Information".

The possibility that shareholders who maintain accounts of less than $500 in value will be subject to mandatory redemption is also described under the caption "How to Redeem Shares". If the Board of Directors authorizes mandatory redemption of such small accounts, the holders of shares with a value of less than $500 will be notified that they must increase their investment to $500 or their shares will be redeemed on or after the 60th day following such notice or pay a fee. Involuntary redemptions will not be made if the decline in value of the account results from a decline in the net asset value of a share of any of the Funds. The Company does not presently redeem such small accounts and does not currently intend to do so.

The right of redemption may be suspended or the date of payment postponed when
(a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

Net Asset Value Determination

The net asset values of the Funds are determined daily as of 12 noon Eastern time on each day the New York Stock Exchange and the Company's custodian are open for business.

For the purpose of determining the price at which shares of the Funds are issued and redeemed, the net asset value per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments of a Fund as set forth below; (b) deducting such Fund's liabilities; (c) dividing the resulting amount by the number of shares outstanding of such Fund; and (d) rounding the per share net asset value to the nearest whole cent. As discussed below, it is the intention of the Company to maintain a net asset value per share of $1.00 for each of the Funds.

The debt instruments held in each of the Fund's portfolios are valued on the basis of amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the entire portfolio. During periods of declining interest rates, the daily yield for a Fund, computed as described under the caption "Dividends and Tax Matters" below, may be higher than a similar computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Fund results in a lower aggregate portfolio value for such Fund on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in such Fund would receive less investment income. The converse would apply in a period of rising interest rates.

As it is difficult to evaluate the likelihood of exercise or potential benefit of a Stand-by Commitment, described under the caption "Investment Programs and Restrictions - Stand-by Commitments," such commitments will be considered to have no value, regardless of whether any direct or indirect consideration is paid for such commitments. Where theMunicipal Money Market Fund has paid for a Stand-by Commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The valuation of the portfolio instruments based upon their amortized cost, the calculation of each Fund's per share net asset value to the nearest whole cent and the concomitant maintenance of the net asset value per share of $1.00 for each of the Funds is permitted in accordance with applicable rules and regulations of the SEC, which require the Funds to adhere to certain conditions. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only instruments having remaining maturities of thirteen months or less and invests only in securities determined by the Manager to be of high quality with minimal credit risk. The Board of Directors is required to establish procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share at $1.00 as computed for the purpose of sales and redemptions. Such procedures include review of a Fund's portfolio holdings by the Board of Directors, at such intervals as they may deem appropriate, to determine whether the net asset value calculated by using available market quotations or other reputable sources for a Fund deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing holders of the shares of the Fund. In the event the Board of Directors determines that such a deviation exists for a Fund, it will take such corrective action as the Board of Directors deems necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; the withholding of dividends; redemption of shares in kind; or the establishment of a net asset value per share by using available market quotations.

DIVIDENDS AND TAX MATTERS

Dividends

All of the net income earned by each Fund is declared daily as dividends to the respective holders of record of each Fund. Net income for each of the Funds for dividend purposes (from the time of the immediately preceding determination thereof) consists of (a) interest accrued and discount earned, if any, on the assets of each Fund and any general income of the Company prorated to such Fund based on the relative net assets of such Fund, less (b) amortization of premium and accrued expenses for the applicable dividend period attributable directly to such Fund and general expenses of the Company prorated to such Fund based on the relative net assets of such Fund. The amount of discount or premium on instruments in each Fund's portfolio is fixed at the time of purchase of the instruments. See "Net Asset Value Determination" above. Realized gains and losses on portfolio securities held by each Fund will be reflected in the net asset value of such Fund. Each Fund expects to distribute any net realized short-term gains of such Fund at least once each year, although it may distribute them more frequently if necessary in order to maintain such Fund's net asset value at $1.00 per share. The Funds do not expect to realize net long-term capital gains.

Should any of the Funds incur or anticipate any unusual expense, loss or depreciation which would adversely affect the net asset value per share or net income per share of a Fund for a particular period, the Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of a Fund were reduced, or was anticipated to be reduced, below $1.00, the Board of Directors may suspend further dividend payments with respect to that Fund until the net asset value per share returns to $1.00. Thus, such expense or loss or depreciation might result in a shareholder receiving no dividends for the period during which he held shares of the Fund and/or in his receiving upon redemption a price per share lower than the price which he paid.

Dividends on a Fund's shares are normally payable on the date that a share purchase or exchange order is effective and not on the date that a redemption order is effective. The net income of a Fund for dividend purposes is determined as of 12:00 noon Eastern time on each "business day" of the Company, as defined in the Prospectus and immediately prior to the determination of each Fund's net asset value on that day. Dividends are declared daily and reinvested in additional full and fractional shares of each Fund at net asset value. A shareholder may elect to have the declared dividends paid monthly to him by check.

Tax Matters

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in their Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and, with respect to the Municipal Money Market Fund, at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., the excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used to offset capital gains in such years. As of March 31, 2000, the Cortland General Fund, U.S. Government Fund, and Municipal Fund have capital loss carryforwards of $1,648,320, $675,978, and $28,940, respectively, expiring, with respect to the Cortland General Fund, $43,454 in the year 2003 and $1,604,866 in the year 2004; with respect to the U.S. Government Fund, $224,737 in the year 2003 and $451,241 in the year 2004; and, with respect to the Municipal Fund, $13,541 in the year 2001, $3,530 in the year 2002, and $11,869 in the year 2003. Under Code Section 382, if a Fund has an "ownership change," the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the Fund immediately prior to the ownership change multiplied by the highest adjusted long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for any month in the 3-calendar-month period ending with the calendar month in which the ownership change occurs (the rate for June 1999 is 4.85%). Each Fund will use its best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control of a Fund, there can be no assurance that the Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards will have to be distributed by the Fund and will be taxable to shareholders as described under "Fund Distributions" below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund's shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts and options on futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that previously was recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to
Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable yearelection) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders.

Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

The Municipal Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the its taxable year at least 50% of the Municipal Fund's total assets consists of tax-exempt municipal obligations. Distributions from the Municipal Fund will constitute exempt-interest dividends to the extent of such Fund's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Municipal Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of the Municipal Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Municipal Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own advisers as to such consequences.

Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain realized from a sale of the shares, as discussed below. Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects realized but undistributed income or gain, or unrealized appreciation in the value of the assets held by the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the U.S. Government Series) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) to them during the year.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares

Each Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Funds will be able to maintain such value. If the net asset value deviates from $1.00 per share, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received with respect to such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to the shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or redemption of shares of a Fund, capital gain dividends, exempt-interest dividends, and amounts retained by a Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends received in respect of, and any gains realized upon the sale of, shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

In the case of a noncorporate foreign shareholder, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or subject to withholding at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

YIELD INFORMATION

The yield for each Fund can be obtained by calling your securities dealer or the Distributor at (212) 830-5280 if calling from New Jersey, Alaska or Hawaii, or by calling toll free at (800) 433-1918 if calling from elsewhere in the continental U.S. Quotations of yield on the Funds may also appear from time to time in the financial press and in advertisements.

The current yields quoted will be the net average annualized yield for an identified period, usually seven consecutive calendar days. Yield for a Fund will be computed by assuming that an account was established with a single share of such Fund (the "Single Share Account") on the first day of the period. To arrive at the quoted yield, the net change in the value of that Single Share Account for the period (which would include dividends accrued with respect to the share, and dividends declared on shares purchased with dividends accrued and paid, if any, but would not include realized gains and losses or unrealized appreciation or depreciation) will be multiplied by 365 and then divided by the number of days in the period, with the resulting figure carried to the nearest hundredth of 1%. The Company may also furnish a quotation of effective yield for each Fund that assumes the reinvestment of dividends for a 365 day year and a return for the entire year equal to the average annualized yield for the period, which will be computed by compounding the unannualized current yield for the period by adding 1 to the unannualized current yield, raising the sum to a power equal to 365 divided by the number of days in the period, and then subtracting 1 from the result. Historical yields are not necessarily indicative of future yields. Rates of return will vary as interest rates and other conditions affecting money market instruments change. Yields also depend on the quality, length of maturity and type of instruments in each Fund's portfolio and each Fund's operating expenses. Quotations of yields will be accompanied by information concerning the average weighted maturity of the Funds. Comparison of the quoted yields of various investments is valid only if yields are calculated in the same manner and for identical limited periods. When comparing the yield for one of the Funds with yields quoted with respect to other investments, shareholders should consider (a) possible differences in time periods, (b) the effect of the methods used to calculate quoted yields, (c) the quality and average-weighted maturity of portfolio investments, expenses, convenience, liquidity and other important factors, and (d) the taxable or tax-exempt character of all or part of dividends received.

PORTFOLIO TRANSACTIONS

The Manager is responsible for decisions to buy and sell securities for the Company, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Company are usually principal transactions, the Funds incur little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Company may also purchase securities from underwriters at prices which include a commission paid by the issuer to the underwriter.

The Company does not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity. However, the Manager may seek to enhance the yield of the Funds by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Manager may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with the Manager's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions.

Each Fund is required to maintain an average weighted portfolio maturity of 90 days or less and purchase only instruments having remaining maturities of 13 months or less. Both may result in relatively high portfolio turnover, but since brokerage commissions are not normally paid on U.S. Government Obligations, Agencies, Money Market Obligations and Municipal Securities, the high rate of portfolio turnover is not expected to have a material effect on the Funds' net income or expenses.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed to be in the best interest of shareholders of the Company rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

The Manager and its affiliates manage several other investment accounts, some of which may have objectives similar to the Funds'. It is possible that at times, identical securities will be acceptable for one or more of such investment accounts. However, the position of each account in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Funds and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated in good faith among the Funds and such accounts in a manner deemed equitable by the Manager. The Manager may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. The allocation and combination of simultaneous securities purchases on behalf of the three Funds will be made in the same way that such purchases are allocated among or combined with those of other Reich & Tang accounts. Simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

Provisions of the 1940 Act and rules and regulations thereunder have also been construed to prohibit the Funds' purchasing securities or instruments from or selling securities or instruments to, any holder of 5% or more of the voting securities of any investment company managed by the Manager. The Funds have obtained an order of exemption from the SEC which would permit the Funds to engage in transactions with such a 5% holder, if the 5% holder is one of the 50 largest U.S. banks measured by deposits. Purchases from these 5% holders will be subject to quarterly review by the Board of Directors including those directors who are not "interested persons" of the Company. Additionally, such purchases and sales will be subject to the following conditions: (1) the Company will maintain and preserve a written copy of the internal control procedures for the monitoring of such transactions, together with a written record of any such transactions setting forth a description of the security purchased or sold, the identity of the purchaser or seller, the terms of the purchase or sale transaction and the information or materials upon which the determinations to purchase or sell each security were made; (2) each security to be purchased or sold by a Fund will be: (i) consistent with such Fund's investment policies and objectives; (ii) consistent with the interests of shareholders of such Fund; and
(iii) comparable in terms of quality, yield, and maturity to similar securities purchased or sold during a comparable period of time; (3) the terms of each transaction will be reasonable and fair to shareholders of the Funds and will not involve overreaching on the part of any person; and (4) each commission, fee, spread or other remuneration received by a 5% holder will be reasonable and fair compared to the commission, fee, spread or other remuneration received by other brokers or dealers in connection with comparable transactions involving similar securities purchased or sold during a comparable period of time and will not exceed the limitations set forth in Section 17(e)(2) of the 1940 Act.

The Company and Its Shares

The shares of the Company are divided into three series constituting separate portfolios of investments, with various investment objectives and policies (each such series is referred to herein as a "Fund" and collectively as the "Funds"):

Cortland General Money Market Fund
U.S. Government Fund
Municipal Money Market Fund

Each Fund issues shares of common stock in the Company. Shares of the Company have equal rights with respect to voting, except that the holders of shares of a particular Fund will have the exclusive right to vote on matters affecting only the rights of the holders of such Fund. Each share of a Fund bears equally the expenses of such Fund.

As used in each Prospectus of the Company, the term "majority of the outstanding shares" of the Company or of a particular Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Company or such Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Company or such Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Company or such Fund.

Shareholders of the Funds do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the Company voting together for the election of directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.

The Board of Directors may classify or reclassify any unissued shares to create a new class or classes in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act").

The Company currently offers the following Classes of shares: Cortland General Money Market Fund Shares, U.S. Government Fund Shares, Municipal Money Market Fund Shares, Live Oak General Money Market Fund Shares, Live Oak U.S. Government Fund Shares and Live Oak U.S. Government Fund Shares. The Articles of Incorporation, as supplemented, permit the Directors to issue the following number of full and fractional shares, par value $.001, of the Portfolios:
2,000,000,000 shares of the Cortland General Money Market Fund (of which 100,000,000 shares are classified as the Pilgrim General Fund and 400,000,000 shares are classified as Live Oak General Money Market Fund Shares); 1,000,000,000 shares of the U.S. Government Fund (of which 100,000,000 shares are classified as Live Oak U.S. Government Fund Shares and 400,000,000 shares are classified as the Bradford U.S. Government Money Market Fund Shares); and 1,000,000,000 shares of the Municipal Money Market Fund (of which 100,000,000 shares are classified as Live Oak Municipal Money Market Fund Shares and 400,000,000 shares are classified as the Bradford Short-Term Municipal Money Market Fund Shares). Each Fund share is entitled to participate pro rata in the dividends and distributions from that Fund. Additional information concerning the rights of share ownership is set forth in each Prospectus.

The assets received by the Company for the issue or sale of shares of each Fund and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to that Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Company as described below under "Expenses." While the expenses of the Company are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all three Funds. Also, certain expenses may be allocated to a particular class of a Fund. See "Expenses."

The Articles of Incorporation provide that to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Company shall have any liability to the Company or to its shareholders for damages.

The Articles of Incorporation further provide that the Company shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law; that the Company shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law and that the Board of Directors may through By-law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law. However, nothing in the Articles of Incorporation protects any director or officer of the Company against any liability to the Company or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

As described in the Prospectus, the Company will not normally hold annual shareholders' meetings. Under Maryland law and the Company's By-Laws, an annual meeting is not required to be held in any year in which the election of directors is not required to be acted upon under the 1940 Act. At such time as less than a majority of the directors have been elected by the shareholders, the directors then in office will call a shareholders' meeting for the election of directors.

Except as otherwise disclosed in the Prospectus and in this Statement of Additional Information, the directors shall continue to hold office and may appoint their successors.

INVESTMENT RATINGS

The following is a description of the two highest commercial paper, bond, municipal bond and other short- and long-term categories assigned by Standard & Poor's Rating Services, a division of the McGraw-Hill Companies ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps ("Duff"), and IBCA Inc. and IBCA Limited ("IBCA"):

COMMERCIAL PAPER AND SHORT-TERM RATINGS

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

BOND AND LONG-TERM RATINGS

Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest, and in the majority of instances, differ only in small degrees from issues rated AAA.

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are general referred to as "gilt edge." Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of the rating category.

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and are liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated Duff-1 are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA.

Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

MUNICIPAL BOND RATINGS

S&P's Municipal Bond Ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighed in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity of the pledged revenues available to pay debt service.

Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other facts are also important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain circumstances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, federal or state guaranty, or the automatic withholding and use of state aid to pay the default debt service.

AAA

These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenants, earning tests for issuance of additional bonds, and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA

The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the AAA category. Bonds rated "AA" have the second strongest capacity for payment of debt service.

S&P's bond letter ratings may be modified by the addition of a plus (+) or a minus (-) sign which designates a bond's relative quality within the major rating categories, except in the AAA category.

S&P Tax-Exempt Demand Bonds Ratings

S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand feature.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are used to denote the put option (e.g., "AAA/A-1+").

MOODY'S MUNICIPAL BOND RATINGS

Aaa

Bonds which are judged to be of the highest quality are rated "Aaa." They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be anticipated are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as "high grade" bonds. They are rated lower than the Aaa bonds because margins of protection may not be as large as the Aaa securities or the fluctuation of protective elements may be of greater amplitude, or other elements may be present which make the long-term risks appear somewhat larger than in Aaa securities.

MOODY'S STATE AND MUNICIPAL SHORT-TERM RATINGS

Moody's assigns state and municipal notes, as well as other short-term obligations, a Moody's Investment Grade ("MIG") rating. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in evaluating bond risk may be less important over the short run.

MIG 1

Notes bearing this designation are of the best quality. The notes enjoy strong "protection" by established cash flows, superior liquidity support or a demonstrated broad-based access to the market for refinancing.

MIG 2

Notes bearing this designation are of high quality. Margins of protection are ample although not as large as in the preceding group.

MOODY'S TAX-EXEMPT DEMAND RATINGS

Moody's assigns issues which have demand features (i.e., variable rate demand obligations) a VMIG symbol. This symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity, and payment relying on external liquidity. The VMIG rating is modified by the numbers 1, 2 or 3. VMIG1 represents the best quality in the VMIG category and VMIG2 represents high quality.

INTERNATIONAL AND U.S. BANK RATINGS

An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

--------------------------------------------------------------------------------
Live Oak                                    600 Fifth Avenue, New York, NY 10020
Shares                                                            (212) 830-5280
================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 28, 2000
                   Relating to the Live Oak Shares Prospectus
                               dated July 28, 2000

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with a Prospectus which may be obtained from your securities dealer or by writing to Reich & Tang Distributors, Inc., 600 Fifth Avenue, New York, New York 10020 or toll free at (800) 433-1918.

                                Table of Contents

General Information about the Company             2          Net Asset Value Determination              15
Investment Programs and Restrictions              2       Dividends and Tax Matters                     16
   Investment Programs                            2          Dividends                                  16
   When-Issued Securities                         5          Tax Matters                                16
   Stand-by Commitments                           5          Qualification as a Regulated
   Municipal Participations                       6             Investment Company                      17
   Investment Restrictions                        6          Excise Tax on Regulated
   Directors and Officers                         7             Investment Companies                    18
   Compensation Table                             8          Fund Distributions                         19
Manager and Investment Advisor                    8          Sale or Redemption of Shares               20
 Expenses                                         11         Foreign Shareholders                       20
Distributor and Plans of Distribution             12         Effect of Future Legislation and
   Custodian                                      14            Local Tax Considerations                21
   Transfer Agent                                 14      Yield Information                             21
   Sub-Accounting                                 14      Portfolio Transactions                        21
   Principal Holders of Securities                15      The Company and Its Shares                    22
   Reports                                        15      Investment Ratings                            24
   Financial Statements                           15
Share Purchases and Redemptions                   15
   Purchases and Redemptions                      15

GENERAL INFORMATION ABOUT THE COMPANY

The Company, Cortland Trust, Inc., is a money market mutual fund. The Company is a no-load, open-end diversified investment company. The Company was initially organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated October 31, 1984, but had no operations prior to May 9, 1985. On July 31, 1989, the Company was reorganized from a Massachusetts business trust into a Maryland corporation, pursuant to an Agreement and Plan of Reorganization approved by the shareholders on July 31, 1989.

INVESTMENT PROGRAMS AND RESTRICTIONS

Investment Programs

Information concerning the fundamental investment objectives of the Company and each Portfolio is set forth in the Prospectus, respectively, under the caption "Investment Objectives, Principal Investment Strategies and Related Risks". The principal features of the investment programs and the primary risks associated with those investment programs of the Company and the Portfolios are discussed in the Prospectus under the aforementioned captions.

The following is a more detailed description of the portfolio instruments eligible for purchase by the Portfolios which augments the summary of the Company's and the Portfolios' investment programs which appears in the Prospectus, under the aforementioned captions. The Company seeks to achieve its objectives by investing in portfolios of short-term instruments rated high quality by a major rating service or determined to be of high quality by the Manager under the supervision of the Board of Directors.

Subsequent to its purchase by a Portfolio, a particular issue of Money Market Obligations or Municipal Securities, as defined in the Prospectus under the aforementioned captions may cease to be rated, or its rating may be reduced below the minimum required for purchase by the Portfolios. Neither event requires the elimination of such obligation from a Portfolio's portfolio, but the Manager will consider such an event to be relevant in its determination of whether the Portfolio should continue to hold such obligation in its portfolio. To the extent that the ratings accorded by a nationally recognized statistical rating organization ("NRSRO") for Money Market Obligations or Municipal Securities may change as a result of changes in these rating systems, the Company will attempt to use comparable ratings as standards for its investments in Money Market Obligations and Municipal Securities in accordance with the investment policies contained herein.

The Municipal Money Market Fund may, from time to time, on a temporary or defensive basis, invest in U.S. Government Obligations, Money Market Obligations and repurchase agreements. The Municipal Money Market Fund may invest in these temporary investments, for example, due to market conditions or pending investment of proceeds from sales of shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. Although interest earned from such temporary investments will be taxable as ordinary income, the Municipal Money Market Fund intends to minimize taxable income through investment, when possible, in short-term tax-exempt securities, which may include shares of investment companies whose dividends are tax-exempt. (See "Investment Programs and Restrictions - Investment Restrictions" for limitations on the Municipal Money Market Fund's investment in repurchase agreements and shares of other investment companies.) It is a fundamental policy of the Municipal Money Market Fund that the Municipal Money Market Fund's assets will be invested so that at least 80% of the Municipal Money Market Fund's income will be exempt from federal income taxes. However, there is no limitation on the percentage of such income which may constitute an item of tax preference and which may therefore give use to an alternative minimum tax liability for individual shareholders. The Municipal Money Market Fund may hold cash reserves pending the investment of such reserves in Municipal Securities or short-term tax-exempt securities.

The investment objectives and policies of the Company are "fundamental" only where noted. Fundamental policies may only be changed by a vote of the majority of the outstanding shares of the affected Portfolios. (See "The Company and its Shares".) There can be no assurance that the Portfolios' objectives will be achieved.

The following is a more detailed description of the portfolio instruments eligible for purchase by the Company's three Portfolios which augments the summary of each Portfolio's investment program which appears in the Prospectus under the caption "Investment Objectives, Principal Investment Strategies and Related Risks". The Company seeks to achieve the objectives of its Portfolios by investing in money market instruments.

The U.S. Government Fund limits investments to U.S. Government Obligations consisting of marketable securities and instruments issued or guaranteed by the U.S. Government or by certain of its agencies or instrumentalities. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. Government agencies and instrumentalities ("Agencies") are issued by government-sponsored agencies and enterprises acting under authority of Congress. Certain Agencies are backed by the full faith and credit of the U.S. Government, and others are not.

The Cortland General Money Market Fund's investments may include, in addition to direct U.S. Government Obligations, the following investments:

Agencies that are not backed by the full faith and credit of the U.S. Government, such as obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank.

Bank Instruments which consist mainly of certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit represent short-term interest-bearing deposits of commercial banks and against which certificates bearing fixed rates of interest are issued. Bankers' acceptances are short-term negotiable drafts endorsed by commercial banks, which arise primarily from international commercial transactions. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Cortland General Money Market Fund limits investments to bank instruments described in each Prospectus under the caption "Investment Objectives, Principal Investment Strategies and Related Risks".

Corporate Commercial Instruments which consist of short-term unsecured promissory notes issued by corporations to finance short-term credit needs. (See "Investment Program and Restrictions - Investment Ratings" herein for information with respect to commercial paper ratings.) Among the instruments that the Cortland General Money Market Fund may purchase are variable amount master demand notes, which are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements between the issuer and the payee or its agent whereby the indebtedness on the notes may vary and the interest rate is periodically redetermined.

In addition, the Cortland General Money Market Fund may purchase loan participation certificates, which consist of interests in loans made by banks to corporations, where both the bank and the corporation meet the Company's credit standards. The Cortland General Money Market Portfolio generally purchases loan participation certificates maturing in seven days or less.

The Municipal Money Market Fund endeavors to achieve its objective by investing in the following securities. Municipal Securities in which the Municipal Money Market Fund may invest include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities, provided that the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences. (See "Dividends and Tax Matters - Tax Matters" herein.)

The two major classifications of Municipal Securities are bonds and notes. Bonds may be further categorized as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Municipal Money Market Fund's assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such securities in the Municipal Money Market Fund's portfolio will vary from time to time.

For the purpose of diversification, the identification of the issuer of Municipal Securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and will be treated as an issue of such government or other agency. Certain Municipal Securities may be secured by the guarantee or irrevocable letter of credit of a major banking institution. In such case, the Municipal Money Market Fund reserves the right to invest up to 10% of its total assets in Municipal Securities guaranteed or secured by the credit of a single bank. Furthermore, if the primary issuer of a Municipal Security or some other non-governmental user which guarantees the payment of interest on and principal of a Municipal Security possesses credit characteristics which qualify an issue of Municipal Securities for a high quality rating from a major rating service (or a determination of high quality by the Manager and the Board of Directors of the Company) without reference to the guarantee or letter of credit of a banking institution, the banking institution will not be deemed to be an issuer for the purpose of applying the foregoing 10% limitation.

From time to time, various proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Securities have been introduced before Congress. Similar proposals may be introduced in the future, and, if enacted, the availability of Municipal Securities for investment by the Municipal Money Market Fund could be adversely affected. In such event, the Board of Directors would reevaluate the investment objective and policies and submit possible changes in the structure of the Municipal Money Market Fund for the consideration of shareholders.

The Company may enter into the following arrangements with respect to all three
Portfolios:

1) Repurchase Agreements under which the purchaser (for example, one of the Portfolios) acquires ownership of an obligation (e.g., a debt instrument or time deposit) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This arrangement results in a fixed rate of return insulated from market fluctuations during such period. Although the underlying collateral for repurchase agreements may have maturities exceeding one year, a Portfolio will not enter into a repurchase agreement if as a result of such transaction more than 10% of a Portfolio's total assets would be invested in illiquid securities, including repurchase agreements expiring in more than seven days. A Portfolio may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Portfolio on demand and the effective interest rate is negotiated on a daily basis. In general, the Portfolios will enter into repurchase agreements only with domestic banks with total assets of at least $1.5 billion or with primary dealers in U.S. Government securities, but total assets will not be the sole determinative factor, and the Portfolios may enter into repurchase agreements with other institutions which the Board of Directors believes present minimal credit risks. Nevertheless, if the seller of a repurchase agreement fails to repurchase the debt instrument in accordance with the terms of the agreement, the Portfolio which entered into the repurchase agreement may incur a loss to the extent that the proceeds it realizes on the sale of the underlying obligation are less than the repurchase price. Repurchase agreements are considered to be loans by the Company under the 1940 Act.

2) Reverse Repurchase Agreements involving the sale of money market instruments held by a Portfolio, with an agreement that the Portfolio will repurchase the instruments at an agreed upon price and date. A Portfolio will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other money market instruments during unfavorable market conditions, or in some cases as a technique to enhance income, and only in amounts up to 10% of the value of a Portfolio's total assets at the time it enters into a reverse repurchase agreement. At the time it enters into a reverse repurchase agreement, the Portfolio will place in a segregated custodial account high-quality debt securities having a dollar value equal to the repurchase price. A Portfolio will utilize reverse repurchase agreements when the interest income to be earned from portfolio investments which would otherwise have to be liquidated to meet redemptions is greater than the interest expense incurred as a result of the reverse repurchase transactions.

3) Delayed Delivery Agreements involving commitments by a Portfolio to dealers or issuers to acquire securities or instruments at a specified future date beyond the customary same-day settlement for money market instruments. These commitments may fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, the Manager can anticipate that cash for investment purposes will result from scheduled maturities of existing portfolio instruments or from net sales of shares of the Portfolio. To assure that a Portfolio will be as fully invested as possible in instruments meeting that Portfolio's investment objective, a Portfolio may enter into delayed delivery agreements, but only to the extent of anticipated funds available for investment during a period of not more than five business days. Until the settlement date, that Portfolio will set aside in a segregated account high-quality debt securities of a dollar value sufficient at all times to make payment for the delayed delivery securities. Not more than 25% of a Portfolio's total assets will be committed to delayed delivery agreements and when-issued securities, as described below. The delayed delivery securities, which will not begin to accrue interest until the settlement date, will be recorded as an asset of the Portfolio and will be subject to the risks of market fluctuation. The purchase price of the delayed delivery securities is a liability of the Portfolio until settlement. Absent extraordinary circumstances, the Portfolio will not sell or otherwise transfer the delayed delivery securities prior to settlement. If cash is not available to the Portfolio at the time of settlement, the Portfolio may be required to dispose of portfolio securities that it would otherwise hold to maturity in order to meet its obligation to accept delivery under a delayed delivery agreement. The Board of Directors has determined that entering into delayed delivery agreements does not present a materially increased risk of loss to shareholders, but the Board of Directors may restrict the use of delayed delivery agreements if the risk of loss is determined to be material or if it affects the constant net asset value of any of the Portfolios.

When-Issued Securities

Many new issues of Money Market Obligations and Municipal Securities are offered on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Portfolio will only make commitments to purchase such Money Market Obligations and Municipal Securities with the intention of actually acquiring such securities, but such Portfolio may sell these securities before the settlement date if it is deemed advisable. No additional when-issued commitments will be made if as a result more than 25% of such Portfolio's net assets would become committed to purchases of when-issued securities and delayed delivery agreements.

If one of the Portfolios purchases a when-issued security, it will direct its custodian bank to collateralize the when-issued commitment by establishing a segregated account in the same fashion as required for a Delayed Delivery Agreement. The special custody account will likewise be marked-to-market, and the amount in the special custody account will be increased if necessary to maintain adequate coverage of the when-issued commitments.

Securities purchased on a when-issued basis and the securities held in a Portfolio's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates rise). Therefore, if, in order to achieve higher interest income, a Portfolio is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of such Portfolio's assets will fluctuate to a greater degree. Furthermore, when the time comes for such Portfolio to meet its obligations under when-issued commitments, the Portfolio will do so by using then-available cash flow, by sale of the securities held in the separate account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation).

A sale of securities to meet such obligations carries with it a greater potential for the realization of net short-term capital gains, which are not exempt from federal income taxes. The value of when-issued securities on the settlement date may be more or less than the purchase price.

Stand-by Commitments

The Municipal Money Market Fund may attempt to improve its portfolio liquidity by assuring same-day settlements on portfolio sales (and thus facilitate the same-day payment of redemption proceeds) through the acquisition of "Stand-by Commitments." A Stand-by Commitment is a right of the Municipal Money Market Fund, when it purchases Municipal Securities for its portfolio from a broker, dealer or other financial institution, to sell the same principal amount of such securities back to the seller, at the Municipal Money Market Fund's option, at a specified price. The Municipal Money Market Fund will acquire Stand-by Commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes, and the acquisition or exercisability of a Stand-by Commitment will not affect the valuation of its underlying portfolio securities, which will continue to be valued in accordance with the method described under "Share Purchases and Redemptions - Net Asset Value Determination." The weighted average maturity of the Municipal Money Market Fund's portfolio will not be affected by the acquisition of a Stand-by Commitment.

The Stand-by Commitments acquired by the Municipal Money Market Fund will generally have the following features: (1) they will be in writing and will be physically held by the Municipal Money Market Fund's custodian; (2) they may be exercised by the Municipal Money Market Fund at any time prior to the underlying security's maturity; (3) they will be entered into only with dealers, banks and broker-dealers who in the Manager's opinion present a minimal risk of default;
(4) the Municipal Money Market Fund's right to exercise them will be unconditional and unqualified; (5) although the Stand-by Commitments will not be transferable, Municipal Securities purchased subject to such commitments could be sold to a third party at any time, even though the commitment was outstanding; and (6) their exercise price will be (i) the Municipal Money Market Fund's acquisition cost of the Municipal Securities which are subject to the commitment (excluding any accrued interest which the Municipal Money Market Fund paid on their acquisition), less any amortized market premium or plus amortized market or original issue discount during the period the securities were owned by the Municipal Money Market Fund, plus (ii) all interest accrued on the securities since the last interest payment date. Since the Municipal Money Market Fund values its portfolio securities on the amortized cost basis, the amount payable under a Stand-by Commitment will be substantially the same as the value of the underlying security.

The Company expects that Stand-by Commitments generally will be available without the payment of any direct or indirect compensation. However, if necessary and advisable, the Municipal Money Market Fund will pay for Stand-by Commitments, either separately in cash or by paying higher prices for portfolio securities which are acquired subject to the commitments. As a matter of policy, the total amount "paid" in either manner for outstanding Stand-by Commitments held by the Municipal Money Market Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after any Stand-by Commitment is acquired. The Municipal Money Market Fund expects to refrain from exercising Stand-by Commitments to avoid imposing a loss on a dealer and jeopardizing the Company's business relationship with that dealer, except when necessary to provide liquidity. The Municipal Money Market Fund will not acquire a Stand-by Commitment unless immediately after the acquisition, with respect to 75% of the total amortized cost value of its assets, not more than 5% of such Portfolio's total amortized cost value of its assets will be invested in Stand-by Commitments with the same institution.

The acquisition of a Stand-by Commitment would not affect the valuation or assumed maturity of the underlying Municipal Securities which, as noted, would continue to be valued in accordance with the amortized cost method. Stand-by Commitments acquired by the Municipal Money Market Fund would be valued at zero in determining net asset value. Where the Municipal Money Market Fund paid any consideration directly or indirectly for a Stand-by Commitment, its cost would be reflected as unrealized depreciation for the period during which the Stand-by Commitment was held by such Fund.

Municipal Participations

The Municipal Money Market Fund may invest in participation agreements with respect to Municipal Securities under which the Municipal Money Market Fund acquires an undivided interest in the Municipal Security and pays a bank which sells the participation a servicing fee. The participation agreement will have a variable rate of interest and may be terminated by the Municipal Money Market Fund on seven days' notice, in which event such Fund receives from the issuer of the participation the par value of the participation plus accrued interest as of the date of termination. Before entering into purchases of participation the Company will obtain an opinion of counsel (generally, counsel to the issuer of the participation) or a letter ruling from the Internal Revenue Service to the effect that interest earned with respect to municipal participation qualifies as exempt-interest income under the Code. The Company has been advised that it is the present policy of the Internal Revenue Service not to issue private letter rulings relating to municipal participation. In the absence of an opinion of counsel or a letter ruling from the Internal Revenue Service, the Municipal Money Market Fund will refrain from investing in participation agreements.

Investment Restrictions

In addition to the Portfolios' investment objectives, the following investment restrictions have been adopted by the Portfolios as fundamental policies, which means they can be changed only by a majority shareholder vote. A "majority vote of shareholders" means the affirmative vote of the holders of the lesser of (1) more then 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Portfolio are represented at the meeting in person or by proxy. Therefore, none of the Portfolios will:

1) purchase any Money Market Obligation or Municipal Security, if, as a result of such purchase, more than 5% of a Portfolio's total assets would be invested in securities of issuers, which, with their predecessors, have been in business for less than three years;

2) invest in shares of any other investment company, other than in connection with a merger, consolidation, reorganization or acquisition of assets; except that the Municipal Money Market Fund may invest up to 10% of its assets in securities of other investment companies (which also charge investment advisory fees) and then only for temporary purposes in investment companies whose dividends are tax-exempt, provided that the Municipal Money Market Fund will not invest more than 5% of its assets in securities of any one investment company nor purchase more than 3% of the outstanding voting stock of any investment company;

3) invest more than 10% of the value of a Portfolio's total assets in illiquid securities, including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days;

4)   invest in companies for the purpose of exercising control;

5) underwrite any issue of securities, except to the extent that the purchase of securities, either directly from the issuer or from an underwriter for an issuer, and the later disposition of such securities in accordance with the Portfolios' investment programs, may be deemed an underwriting;

6) purchase or sell real estate, but this shall not prevent investments in securities secured by real estate or interests therein;

7) sell securities short or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

8) purchase or retain securities of an issuer if, to the knowledge of the Company, the directors and officers of the Company and the Manager, each of whom owns more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer;

9) mortgage, pledge or hypothecate any assets except to secure permitted borrowings and reverse repurchase agreements and then only in an amount up to 15% of the value of any Portfolio's total assets at the time of borrowing or entering into a reverse repurchase agreement; or

10) purchase or sell commodities or commodity futures contracts or interests in oil, gas or other mineral exploration or development program (a Portfolio may, however, purchase and sell securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

In order to permit the sale of the Portfolios' shares in certain states, the Company may make commitments more restrictive than the restrictions described above. Should the Company determine that any such commitment is no longer in the best interest of the Portfolios and their shareholders it will revoke the commitment by terminating sales of its shares in the state(s) involved. Pursuant to one such commitment, the Company has agreed that the Cortland General Money Market Fund will not invest in: (i) warrants; (ii) real estate limited partnerships; or (iii) oil, gas or mineral leases.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Directors and Officers

The directors and executive officers of the Company and their principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each director and officer is 600 Fifth Avenue, New York, New York 10020.

Steven W. Duff, 46 - President and Director of the Company, has been President of the Mutual Funds Division of the Manager since September 1994. Mr. Duff is President and a Director/Trustee of 13 other funds in the Reich & Tang Fund Complex, President of Back Bay Funds, Inc., Director of Pax World Money Market Fund, Inc., President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. and Executive Vice President of Delafield Fund, Inc.

Albert R. Dowden, 58 - Director of the Company, 1815 Central Park Drive, Steamboat Springs, Colorado 80477. Director of Annuity & Life Re (Holdings), Ltd. and The Magellan Insurance Company. Mr. Dowden was formerly President and CEO of Volvo North America Corporation.

Carl Frischling, 63 - Director of the Company, 919 Third Avenue, New York, NY 10022. Partner, Kramer Levin Naftalis & Frankel LLP. Director, ERD Waste, Inc., Aegis Consumer Finance and Lazard Funds, Inc. Mr. Frischling was formerly Partner at Reid & Priest and Spengler, Carlson, Gubar, Brodsky & Frischling.

William Lerner, 64 - Director of the Company, 423 East Beau Street, Washington, Pennsylvania 15301. Attorney. Director, Seitel, Inc., Rent-Way, Inc., Helm Capital Group, Inc. and Micro-to-Mainframes, Inc.

James L. Schultz, 63 - Director of the Company, Southpoint Plaza 1, 400 Southpoint Blvd., Suite 300, Canonsburg, Pennsylvania 15317-8539. President, Treasurer and Director of Computer Research, Inc.

Richard DeSanctis, 43 - Vice President and Treasurer of the Company, has been Vice President and Treasurer of the Manager since September 1993. Mr. De Sanctis is Treasurer of 17 funds in the Reich & Tang Fund Complex.

Molly Flewharty, 49 - Vice President of the Company, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Flewharty is also Vice President of 17 other funds in the Reich & Tang Fund Complex.

Dana E. Messina, 43 - Vice President of the Company, has been Executive Vice President of the Mutual Funds Division of the Manager since January 1995 and was Vice President from September 1993 to January 1995. Ms. Messina is also Vice President of 14 other funds in the Reich & Tang Fund Complex.

Ruben Torres, 51 - Vice President of the Company, has been Vice President of Operations of Reich & Tang Services, Inc. since January 1991. Mr. Torres was formerly Vice President and Assistant Treasurer of Cortland Financial Group, Inc.

Bernadette N. Finn, 52 - Vice President and Secretary of the Company, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Finn is also Secretary of 14 funds in the Reich & Tang Fund Complex, and a Vice President and Secretary of 3 other funds in the Reich & Tang Fund Complex.

Rosanne Holtzer, 35 - Assistant Treasurer of the Company, has been Vice President of the Mutual Funds division of the Manager since December 1997. Ms. Holtzer was formerly Manager of Fund Accounting for the Manager with which she was associated from June 1986. Ms. Holtzer is also Assistant Treasurer of 17 other funds in the Reich & Tang Fund Complex.

Each director who is not an "interested person" receives an annual fee from the Company of $15,000 for his services as a director and a fee of $1,250 for each Board meeting attended, and all directors are reimbursed by the Company for expenses incurred in connection with attendance at meetings of the Board of Directors. Effective September 30, 2000, the annual fee from the Company will be increased from $10,000 to $15,000.


                                                        Compensation Table
           (1)                        (2)                        (3)                      (4)                        (5)
Name of Person, Position     Aggregate Compensation     Pension or Retirement       Estimated Annual       Total Compensation from
                              from Registrant for        Benefits Accrued as    Benefits upon Retirement    Fund and Fund Complex
                                  Fiscal Year           Part of Fund Expenses                                Paid to Directors*

Owen Daly II,                       $11,250                       0                        0                  $11,250 (1 Fund)
Director
Albert R. Dowden,                   $15,000                       0                        0                  $15,000 (1 Fund)
Director
William Lerner                       $3,750                       0                        0                   $3,750 (1 Fund)
Director
James L. Schultz                    $15,000                       0                        0                  $15,000 (1 Fund)
Director

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ended March 31, 2000 and, with respect to certain of the funds in the Fund Complex, estimated to be paid during the fiscal year ended March 31, 2000. The parenthetical number represents the number of investment companies
(including the Fund) from which such person receives compensation that are considered part of the same Fund complex as the Fund, because, among other things, they have a common investment advisor.


MANAGER AND INVESTMENT ADVISOR

Reich & Tang Asset Management L.P., a Delaware limited partnership, with its principal offices at 600 Fifth Avenue, New York, New York 10020, serves as the manager and investment advisor of the Company and its three Funds pursuant to agreements with the Funds dated August 30, 1996 (the "Management/Investment Advisory Agreements"). Under the Management/Investment Advisory Agreements, Reich & Tang Asset Management L.P. (the "Manager") provides, either directly or indirectly through contracts with others, all services required for the management of the Company. The Manager bears all ordinary operating expenses associated with the Company's operation except: (a) the fees of the Directors who are not "interested persons" of the Company, as defined by the 1940 Act, and the travel and related expenses of the Directors incident to their attending shareholders', directors' and committee meetings, (b) interest, taxes and brokerage commissions (which are expected to be insignificant), (c) extraordinary expenses, if any, including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto, (d) shareholder service or distribution fees payable by the Company under the plans of distribution described under the heading "Distributor" below, and (e) membership dues of any industry association. Additionally, the Manager has assumed all expenses associated with organizing the Company and all expenses of registering or qualifying the Company's shares under federal and state securities laws.

The Manager was, at June 30, 2000, investment manager, advisor or supervisor with respect to assets aggregating in excess of $15.6 billion. The Manager currently acts as investment manager or administrator of seventeen other investment companies and also advises pension trusts, profit sharing trusts and endowments.

Nvest Companies, L.P. (Nvest Companies) is the limited partner and owner of a 99.5% interest in the Manager. Reich & Tang Asset Management, Inc. (RTAM) is the sole general partner and owner of the remaining 0.5% interest of the Manager, as well as being an indirect wholly-owned subsidiary of Nvest Companies. Nvest Companies is a publicly traded company of which approximately 13% of its outstanding partnership interests is owned, directly and indirectly, by Reich & Tang, Inc. The managing general partner of Nvest Companies is Nvest Corporation, a Massachusetts corporation (formerly known as The New England Investment Companies, Inc.).

Nvest Companies, L.P. (Nvest Companies) is the limited partner and owner of a 99.5% interest in the Manager. Reich & Tang Asset Management, Inc. (RTAM) is the sole general partner and owner of the remaining 0.5% interest of the Manager, as well as being an indirect wholly-owned subsidiary of Nvest Companies. Nvest Companies is a publicly traded company of which approximately 13% of its outstanding partnership interests is owned, directly and indirectly, by Reich & Tang, Inc. The managing general partner of Nvest Companies is Nvest Corporation, a Massachusetts corporation (formerly known as The New England Investment Companies, Inc.).

Nvest, L.P., and its affiliated operating partnership, Nvest Companies, L.P., have entered into an agreement for CDC Asset Management to acquire all of their outstanding partnership units. CDC Asset Management is the investment management arm of France's Caisse des Depots Group, which is a major diversified financial institution. Nvest will be renamed CDC Asset Management-North America and will continue to use the holding company structure. Nvest affiliates, including the Manager will retain their investment independence, brand names, management and operating autonomy. The transaction will not affect daily operations of the Company's Funds or the investment management activities of the Manager.

Consummation of the transaction with CDC is subject to a number of contingencies, including regulatory approvals and approval of the unitholders of Nvest, L.P. and Nvest Companies, L.P. Under the rules for mutual funds, the transaction may result in a change of control for the Manager and, therefore, an assignment of the Funds' investment advisory agreements with the Manager, which generally is not permitted under the Investment Company Act of 1940. Consequently, it is anticipated that the Manager will seek approval of new agreements, which will be substantially identical to the existing agreements, from the Company's Board of Directors and shareholders prior to consummation of the transaction. The transaction is expected to close in the fourth quarter of 2000.

Nvest Companies is a holding company offering a broad array of investment styles across a wide range of asset categories through seventeen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the Manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P.; Capital Growth Management Limited Partnerships; Greystone Partners, L.P.; Harris Associates, L.P.; Jurika & Voyles, L.P.; Kobrick Funds, LLP, Loomis, Sayles & Company, L.P.; New England Funds, L.P.; Nvest Associates, Inc.; Snyder Capital Management, L.P.; Vaughan, Nelson, Scarborough & McCullough, L.P.; and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to more than 80 other registered investment companies.

RTAM is also an indirect subsidiary of Metropolitan Life Insurance Company (MetLife). MetLife directly and indirectly owns approximately 47% of the outstanding partnership interests of Nvest Companies and may be deemed a controlling person of the Manager. MetLife is a stock life insurance company, which is wholly owned by MetLife, Inc., a publicly traded corporation.

On November 14, 1995, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved Management/Investment Advisory Agreements for an initial period extending to June 30, 1998. By their terms, the Management/Investment Advisory Agreements may be continued from year to year thereafter. The Management/Investment Advisory Agreements were most recently approved for continuance by the Board of Directors of the Fund on June 15, 2000, and will remain in effect from year to year as long as their continuation is approved at least annually by (i) the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Directors of the Fund who are not interested persons of any party to the Management/Investment Advisory Agreements, cast in person at a meeting called for the purpose of voting on such approval.

The Management/Investment Advisory Agreements were approved by each Fund on March 28, 1996 and each contains the same terms and conditions governing the Manager's investment management responsibilities as the Fund's previous Management/ Investment Advisory Agreement with the Manager, except as to the date of execution and termination.

Pursuant to the terms of the Management/Investment Advisory Agreements, the Manager manages the investments of each of the Funds, subject at all times to the policies and control of the Company's Board of Directors. The Manager obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Funds. The Manager shall not be liable to the Funds or to their shareholders except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Under the Management/Investment Advisory Agreements, the Manager: (a) supervises and manages all aspects of the Company's operations and the operations of each of the Company's three Portfolios; (b) furnishes the Company with such office space, heat, light, utilities, equipment and personnel as may be necessary for the proper operation of the Portfolios and the Company's principal executive office; (c) monitors the performance by all other persons furnishing services to the Company on behalf of each Portfolio and the shareholders thereof and periodically reports on such performance to the Board of Directors; (d) investigates, selects and conducts relationships on behalf of the Company with custodians, depositories, accountants, attorneys, underwriters, brokers and dealers, insurers, banks, printers and other service providers and entities performing services to the Portfolios and their shareholders; (e) furnishes the Portfolios with all necessary accounting services; and (f) reviews and supervises the preparation of all financial, tax and other reports and regulatory filings. The expenses of furnishing the foregoing are borne by the Manager. See "Expenses" below.

In consideration of the services to be provided by the Manager and the expenses to be borne by the Manager under the Management/Investment Advisory Agreements, the Manager receives annual fees from each of the Portfolios, calculated daily and paid monthly, of 0.800% of the first $500 million of the Company's average daily net assets, 0.775% of the average daily net assets of the Company in excess of $500 million but less than $1 billion, 0.750% of the average daily net assets of the Company in excess of $1 billion but less than $1.5 billion, plus 0.725% of the Company's average daily net assets in excess of $1.5 billion. The Company's comprehensive fee is higher than most other money market mutual funds which do not offer services that the Company offers. However, most other funds bear certain expenses that are borne by the Manager. During the fiscal years ended March 31, 2000, March 31, 1999 and March 31, 1998 the Company paid to the Manager the management fees set forth in the table below:

     Fiscal Year                      Management Fees

         2000            Payable           Waived            Paid
         ----            -------           ------            ----
Cortland General       $12,573,363       $550,000        $12,023,363
U.S. Government         1,465,992         250,000         1,215,992
Municipal               2,196,430            0            2,196,430
          1999
Cortland General        $9,651,092          $0            $9,651,092
U.S. Government         1,371,830            0            1,371,830
Municipal               2,252,782            0            2,252,782
          1998
Cortland General       $10,788,822       $428,000        $10,360,822
U.S. Government         1,493,237         361,000         1,132,237
Municipal               1,853,830            0            1,853,830


The Management/Investment Advisory Agreements were approved by the Board of Directors, including a majority of directors who are not interested persons (as defined in the 1940 Act), of the Portfolios or the Manager, effective August 30, 1996 for a two-year period. The Management/Investment Advisory Agreements will continue from year-to-year thereafter if they are specifically approved at least annually by the Board of Directors and by the affirmative vote of a majority of the directors who are not parties to such Management/Investment Advisory Agreements or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The Portfolios or the Manager may terminate the Management/Investment Advisory Agreements on 60 days' written notice without penalty. Each Management/Investment Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act. The Manager shall not be liable to the Portfolios or to their shareholders for any act or omission by the Manager or for any loss sustained by a Fund or its shareholders except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Company's (Portfolios') right to use the name "Cortland" in its name in any form or combination may terminate upon termination of the Manager as the Company's (Portfolios') investment manager.

Pursuant to the terms of the Management/Investment Advisory Agreements, the
Manager: (a) provides the Company with certain executive, administrative and clerical services as are deemed advisable by the Board of Directors; (b) arranges, but does not pay for, the periodic updating of prospectuses and statements of additional information and supplements thereto, proxy materials, tax returns, reports to each Portfolio's shareholders and reports to and filings with the SEC and state Blue Sky authorities; (c) provides the Board of Directors on a regular basis with financial reports and analyses of the Portfolios' operations and the operation of comparable investment companies; (d) obtains and evaluates pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any of the Portfolios and whether concerning the individual issuers whose securities are included in the portfolios of the Company's three Portfolios; (e) determines which issuers and securities shall be represented in the Portfolios' portfolios and regularly reports thereon to the Company's Board of Directors; (f) formulates and implements continuing programs for the purchases and sales of securities for the Portfolios; and (g) takes, on behalf of the Portfolios, all actions which appear to be necessary to carry into effect such purchase and sale programs, including the placing of orders for the purchase and sale of portfolio securities. Any investment program undertaken by the Manager will at all times be subject to the policies and control of the Board of Directors. The Manager shall not be liable to the Portfolios or to theirshareholders for any act or omission by the Manager or for any loss sustained by a Portfolio or its shareholders except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

EXPENSES

Pursuant to the Management/Investment Advisory Agreements, the Manager furnishes, without cost to the Company, the services of the President, Secretary and one or more Vice Presidents of the Company and such other personnel as are required for the proper conduct of the Portfolios' affairs and to carry out their obligations under the Management/Investment Advisory Agreements. Pursuant to the Management/Investment Advisory Agreements, the Manager maintains, at its expense and without cost to the Portfolios, a trading function in order to carry out its obligations to place orders for the purchase and sale of portfolio securities for the Portfolios. The Manager, on behalf of its affiliate, Reich & Tang Distributors, Inc. (the "Distributor"), pays out of the management fees from each of the Funds and payments under a Plan of Distribution (see "Distributor and Plans of Distribution") the expenses of printing and distributing prospectuses and statements of additional information and any other promotional or sales literature used by the Distributor or furnished by the Distributor to purchasers or dealers in connection with the public offering of the Portfolios' shares, the expenses of advertising in connection with such public offering and all legal expenses in connection with the foregoing.

Except as set forth below, the Manager pays all expenses of the Portfolios, including, without limitation: the charges and expenses of any registrar, any custodian or depository appointed by the Company for the safekeeping of its cash, portfolio securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Company; all fees payable by the Company to federal, state or other governmental agencies; the costs and expenses of engraving or printing certificates representing shares of the Company (the Company does not issue share certificates at the present time); all costs and expenses in connection with the registration and maintenance of registration of the Portfolios and their shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Company and supplements thereto to the Company's shareholders and to potential shareholders of the Portfolios; all expenses of shareholders' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Portfolios' shares; routine fees and expenses of legal counsel and of independent accountants, in connection with any matter relating to the Company; postage; insurance premiums on property or personnel (including officers and directors) of the Company which inure to its benefit; and all other charges and costs of the Portfolios' operations unless otherwise explicitly assumed by the Company. The Company is responsible for payment of the following expenses not borne by the Manager: (a) the fees of the directors who are not "interested persons" of the Company, as defined by the 1940 Act, and travel and related expenses of the directors for attendance at meetings, (b) interest, taxes and brokerage commissions (which can be expected to be insignificant), (c) extraordinary expenses, if any, including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto, (d) any shareholder service or distribution fee payable by the Company under the plan of distribution described below, and (e) membership dues of any industry association.

Expenses which are attributable to any of the Company's Portfolios are charged against the income of such Portfolio in determining net income for dividend purposes. Expenses of the Company which are not directly attributable to the operations of any single Portfolio are allocated among the Portfolios based upon the relative net assets of each Portfolio.

The Manager has agreed to reduce its aggregate fees for any fiscal year, or to reimburse each Portfolio, to the extent required so that the amount of the ordinary expenses of each Portfolio (excluding brokerage commissions, interest, taxes and extraordinary expenses such as litigation costs) paid or incurred by any of the Portfolios do not exceed the expense limitations applicable to the Portfolios imposed by the securities laws or regulations of those states or jurisdictions in which such Portfolio's shares are registered or qualified for sale.

DISTRIBUTOR AND PLANS OF DISTRIBUTION

The Distributor serves as the principal underwriter of the Company's shares pursuant to Distribution Agreements dated September 15, 1993. The Distributor has an office located at 600 Fifth Avenue, New York, New York 10020.

Pursuant to the Distribution Agreements, the Distributor: (a) solicits and receives orders for the purchase of shares of the Portfolios, accepts or rejects such orders on behalf of the Company in accordance with the Company's currently effective Prospectuses and transmits such orders as are accepted to the Company as promptly as possible; (b) receives requests for redemptions and transmits such redemption requests to the Company as promptly as possible; (c) responds to inquiries from shareholders concerning the status of their accounts and the operation of the Company; and (d) provides daily information concerning yields and dividend rates to shareholders. The Distributor shall not be liable to the Company or to its shareholders for any act or omission or any loss sustained by the Company or its shareholders except in the case of the Distributor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Distributor receives no compensation from the Company for its services.

On November 9, 1995, the Distributor entered into a Primary Dealer Agreement with Interstate Johnson/ Lane in order to provide for the offer and sale of the Funds.

Each Portfolio has adopted a plan of distribution under Rule 12b-1 of the 1940 Act (the "Plans") with respect to the Funds. Pursuant to the Funds' Plans, the Distributor may pay certain promotional and advertising expenses and may compensate certain registered securities dealers (including Interstate Johnson/Lane) and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the shares of the Company and furnishing other shareholder services. Payments by the Distributor are paid out of the management fees and distribution plan payments received by the Manager and/or its affiliates from each of the Funds, out of past profits or from any other source available to the Distributor. Interstate Johnson/Lane may enter into shareholder processing and service agreements (the "Shareholder Service Agreements") with any securities dealer who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc., and with banks and other financial institutions which may wish to establish accounts or sub-accounts on behalf of their customers ("Shareholder Service Agents"). For processing investor purchase and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and operations of the Funds and communicating with Interstate Johnson/Lane and the Distributor, the Company may pay each such Shareholder Service Agent (or if no Shareholder Service Agent provides services, the Distributor, to cover expenditures for advertising, sales literature and other promotional materials on behalf of the Company) an amount not to exceed on an annual basis 0.20% of the aggregate average daily net assets that such Shareholder Service Agent's customers maintain with the Funds during the term of any Shareholder Service Agreement. During the fiscal year ended March 31, 2000, the Company paid $1,759,696, $143,426 and $118,794 for expenses incurred pursuant to the Live Oak distribution plans for the Live Oak General Money Market Fund Class, the Live Oak U.S. Government Fund Class and the Live Oak Municipal Money Market Fund Class, respectively (of this amount $0, $39,606 and $0 was voluntarily waived by the Distributor for the Live Oak General Money Market Fund Class, the Live Oak U.S. Government Fund Class, and the Live Oak Municipal Money Market Fund Class, respectively), all of which amounts were spent in payment to financial intermediaries in connection with the distribution of such portfolios' shares. During the fiscal year ended March 31, 1999, the Company paid $1,378,999, $143,685 and $129,679 for expenses incurred pursuant to the Live Oak distribution plans for the Live Oak General Money Market Fund Class, the Live Oak U.S. Government Fund Class and the Live Oak Municipal Money Market Fund Class, respectively (of this amount $3,853, $54,177 and $19,860 was voluntarily waived by the Distributor for the Live Oak General Money Market Fund Class, the Live Oak U.S. Government Fund Class, and the Live Oak Municipal Money Market Fund Class, respectively), all of which amounts were spent in payment to financial intermediaries in connection with the distribution of such portfolios' shares. During the fiscal year ended March 31, 1998, the Company paid $997,083, $118,605 and $114,160 for expenses incurred pursuant to the Live Oak distribution plans for the Live Oak General Money Market Fund Class, the Live Oak U.S. Government Fund Class and the Live Oak Municipal Money Market Fund Class, respectively (of this amount $108,646, $54,822 and $40,155 was voluntarily waived by the Distributor for the Live Oak General Money Market Fund Class, the Live Oak U.S. Government Fund Class, and the Live Oak Municipal Money Market Fund Class, respectively), all of which amounts were spent in payment to financial intermediaries in connection with the distribution of such portfolios' shares. The Company also offers other classes of shares of the Portfolios with different distribution arrangements designed for institutional and other categories of investors.

The Distributor, under the Plans, may also make payments to Interstate Johnson/Lane and/or Shareholder Service Agents out of the investment management fees received by the Manager from each of the Funds, out of its past profits or from any other source available to the Distributor. During the fiscal year ended March 31, 2000, the Distributor paid Shareholder Service Agents $5,140,705, $650,307 and $590,616, on behalf of the Cortland General Money Market Fund, the U.S. Government Fund and the Municipal Money Market Fund, respectively, under the Plans. During the fiscal year ended March 31, 1999, the Distributor paid Shareholder Service Agents $3,591,327, $767,722 and $796,365, on behalf of the Cortland General Money Market Fund, the U.S. Government Fund and the Municipal Money Market Fund, respectively, under the Plans. During the fiscal year ended March 31, 1998, the Distributor paid Shareholder Service Agents $2,939,468, $352,631 and $338,823, on behalf of the Cortland General Money Market Fund, the U.S. Government Fund and the Municipal Money Market Fund, respectively, under the Plans. The fees payable to Shareholder Service Agents under Shareholder Service Agreements are negotiated by the Distributor. The Distributor will report quarterly to the Board of Directors on the rate to be paid under each such agreement and the amounts paid or payable under such agreements. The rate of payment will be based upon the Distributor's analysis of: (1) the contribution that the Shareholder Service Agent makes to each of the Portfolios by increasing assets under management and reducing expense ratios; (2) the nature, quality and scope of services being provided by the Shareholder Service Agent; (3) the cost to the Company if shareholder services were provided directly by the Company or other authorized persons; (4) the costs incurred by the Shareholder Service Agent in connection with providing services to shareholders; and (5) the need to respond to competitive offers of others, which could result in assets being withdrawn from a Portfolio and an increase in the expense ratio for any of the Portfolios.

The Distribution Agreements for each of the Funds were last approved by the Board of Directors on June 15, 2000, to provide for the distribution of the shares of each of the Funds. The Distribution Agreements will continue in effect from year to year if specifically approved at least annually by the Board of Directors and the affirmative vote of a majority of the directors who are not parties to the Distribution Agreements or any Shareholder Service Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. In approving the Plans, the directors determined, in the exercise of their business judgment and in light of their fiduciary duties as directors of the Company, that there was a reasonable likelihood that the Plans would benefit the Funds and their shareholders. The Plans may only be renewed if the directors make a similar determination for each subsequent year. The Plans may not be amended to increase the maximum amount of payments by the Company or the Manager to its Shareholder Service Agents without shareholder approval, and all material amendments to the provisions of the Plans must be approved by the Board of Directors and by the directors who have no direct or indirect financial interest in the Plans, by votes cast in person at a meeting called for the purpose of such vote. Each Fund or the Distributor may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements terminate automatically in the event of their "assignment," as defined in the 1940 Act. The services of the Distributor to the Funds are not exclusive, and it is free to render similar services to others. The Plans may also be terminated by each of the Funds or by the Manager or in the event of their "assignment," as defined in the 1940 Act, on the same basis as the Distribution Agreements.

Although it is a primary objective of the Plans to reduce expenses of the Portfolios by fostering growth in the Portfolios' net assets, there can be no assurance that this objective of the Plans will be achieved; however, based on the data and information presented to the Board of Directors by the Manager and the Distributor, the Board of Directors determined that there is a reasonable likelihood that the benefits of growth in the size of the Portfolios can be accomplished under the Plans.

When the Board of Directors approved the Distribution Agreements, the Primary Dealer Agreement, the forms of Shareholder Service Agreement and the Plans, the Board of Directors requested and evaluated such information as they deemed reasonably necessary to make an informed determination that the Distribution Agreements, Plans and related agreements should be approved. They considered and gave appropriate weight to all pertinent factors necessary to reach the good faith judgment that the Distribution Agreements, Plans and related agreements would benefit the Portfolios and their respective shareholders.

The Board of Directors reviewed, among other things, (1) the nature and extent of the services to be provided by the Manager, the Distributor, Interstate Johnson/Lane and the Shareholder Service Agents, (2) the value of all benefits received by the Manager, (3) the overhead expenses incurred by the Manager attributable to services provided to the Company's shareholders, and (4) expenses of the Company being assumed by the Manager.

In connection with the approval of the Plans, the Board of Directors also determined that the Portfolios would be expected to receive at least the following benefits:

1) The Distributor and Shareholder Service Agents will furnish rapid access by a shareholder to his Portfolio account for the purpose of effecting executions of purchase and redemption orders.

2) The Distributor and Shareholder Service Agents will provide prompt, efficient and reliable responses to inquiries of a shareholder concerning his account status.

3) The Company's ability to sustain a relatively predictable flow of cash for investment purposes and to meet redemptions facilitates more successful, efficient portfolio management and the achievement of each of the Portfolios' fundamental policies and objectives of providing stability of principal, liquidity, and, consistent with the foregoing, the highest possible current income, is enhanced by a stable network of distribution.

4) A successful distribution effort will assist the Manager in maintaining and increasing the organizational strength needed to serve the Company.

5) The establishment of an orderly system for processing sales and redemptions is also important to the Company's goal of maintaining the constant net asset value of each Portfolio's shares, which most shareholders depend upon. By identifying potential investors whose needs are served by the objectives of the Portfolio, a well-developed, dependable network of Shareholder Service Agents may help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the ability of the Portfolios to stabilize their net asset values per share.

6) The Company expects to share in the benefits of growth in the Portfolios' net assets by achieving certain economies of scale based on a reduction in the management fees, although the Manager will receive a larger fee if net assets grow.

The Plans will only make payments for expenses actually incurred by the Distributor. The Plans will not carry over expenses from year to year and if a Plan is terminated in accordance with its terms, the obligations of a Portfolio to make payments to the Distributor pursuant to the Plan will cease and the Portfolio will not be required to make any payments past the date the Plan terminates.

Prior to entering into shareholder servicing agreements with banks in Texas, the Distributor will obtain a representation from such banks that they are either registered as dealers in Texas, or that they will not engage in activities that would constitute acting as dealers under Texas State law.

Custodian

State Street Kansas City acts as custodian for the Company's portfolio securities and cash. State Street Kansas City receives such compensation from the Manager for its services in such capacity as is agreed to from time to time by State Street Kansas City and the Manager. The address of State Street Kansas City is 801 Pennsylvania Avenue, Kansas City, Missouri 64105.

Transfer Agent

Reich & Tang Services, Inc., 600 Fifth Avenue, New York, New York 10020, acts as transfer agent with respect to the Funds. All costs associated with performing such services are borne by the Manager.

Sub-Accounting

The Manager, at its expense, will provide sub-accounting services to all shareholders and maintain information with respect to underlying owners.

Principal Holders of Securities

On June 30, 2000 there were 1,066,116,628 Live Oak shares outstanding. On June 30, 2000 there were 948,976,085 outstanding shares of the Live Oak General Money Market Fund, 65,185,031 outstanding shares of the Live Oak U.S. Government Fund and 51,955,512 outstanding shares of the Live Oak Municipal Money Market Fund. As of June 30, 2000 the amount of shares owned by all officers and directors of the Portfolios as a group was less than 1% of the outstanding shares of the Portfolios. To the best of the knowledge of the company, no person or entity held 5% or more of the outstanding voting securities of any of the Portfolios.

Reports

The Company furnishes shareholders with semi-annual reports containing information about the Portfolios and their operations, including a schedule of investments held by the Portfolios and the financial statements for each Portfolio. The annual financial statements are audited by the Company's independent auditors. The Board of Directors has selected Ernst & Young LLP, 787 Seventh Avenue, New York, NY 10019 as the Company's independent auditors to audit the Portfolios' financial statements and to review the Portfolios' tax returns.

Financial Statements

The audited financial statements for the Fund and the report of Ernst & Young LLP thereon for the fiscal year ended March 31, 2000 are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

SHARE PURCHASES AND REDEMPTIONS

Purchases and Redemptions

A complete description of the manner in which the Company's shares may be purchased, redeemed or exchanged appears in the Shareholder Information section of the Prospectus under the captions "How to Purchase Shares," "How to Redeem Shares," and "Exchange Privilege."

The possibility that shareholders who maintain accounts of less than $500 in value will be subject to mandatory redemption is also described under the caption "How to Redeem Shares." If the Board of Directors authorizes mandatory redemption of such small accounts, the holders of shares with a value of less than $500 will be notified that they must increase their investment to $500 or their shares will be redeemed on or after the 60th day following such notice or pay a fee. Involuntary redemptions will not be made if the decline in value of the account results from a decline in the net asset value of a share of any of the Portfolios. The Company does not presently redeem such small accounts and does not currently intend to do so.

The right of redemption may be suspended or the date of payment postponed when
(a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of a Portfolio not reasonably practicable.

Net Asset Value Determination

The net asset values of the Portfolios are determined daily as of 12 noon Eastern time on each day the New York Stock Exchange and the Company's custodian are open for business.

For the purpose of determining the price at which shares of the Portfolios are issued and redeemed, the net asset value per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments of a Portfolio as set forth below; (b) deducting such Portfolio's liabilities; (c) dividing the resulting amount by the number of shares outstanding of such Portfolio; and (d) rounding the per share net asset value to the nearest whole cent. As discussed below, it is the intention of the Company to maintain a net asset value per share of $1.00 for each of the Portfolios.

The debt instruments held in each of the Portfolio's portfolios are valued on the basis of amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the entire portfolio. During periods of declining interest rates, the daily yield for a Portfolio, computed as described under the caption "Dividends and Tax Matters" below, may be higher than a similar computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Portfolio results in a lower aggregate portfolio value for such Portfolio on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in such Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

As it is difficult to evaluate the likelihood of exercise or potential benefit of a Stand-by Commitment, described under the caption "Investment Programs and Restrictions - Stand-by Commitments," such commitments will be considered to have no value, regardless of whether any direct or indirect consideration is paid for such commitments. Where the Municipal Money Market Portfolio has paid for a Stand-by Commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The valuation of the portfolio instruments based upon their amortized cost, the calculation of each Portfolio's per share net asset value to the nearest whole cent and the concomitant maintenance of the net asset value per share of $1.00 for each of the Portfolios is permitted in accordance with applicable rules and regulations of the SEC, which require the Portfolios to adhere to certain conditions. Each Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only instruments having remaining maturities of thirteen months or less and invests only in securities determined by the Manager to be of high quality with minimal credit risk. The Board of Directors is required to establish procedures designed to stabilize, to the extent reasonably possible, each Portfolio's price per share at $1.00 as computed for the purpose of sales and redemptions. Such procedures include review of a Portfolio's portfolio holdings by the Board of Directors, at such intervals as they may deem appropriate, to determine whether the net asset value calculated by using available market quotations or other reputable sources for a Portfolio deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing holders of the shares of the Portfolio. In the event the Board of Directors determines that such a deviation exists for a Portfolio, it will take such corrective action as the Board of Directors deems necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; the withholding of dividends; redemption of shares in kind; or the establishment of a net asset value per share by using available market quotations.

DIVIDENDS AND TAX MATTERS

Dividends

All of the net income earned by each Portfolio is declared daily as dividends to the respective holders of record of each Portfolio. Net income for each of the Portfolios for dividend purposes (from the time of the immediately preceding determination thereof) consists of (a) interest accrued and discount earned, if any, on the assets of each Portfolio and any general income of the Company prorated to such Portfolio based on the relative net assets of such Portfolio, less (b) amortization of premium and accrued expenses for the applicable dividend period attributable directly to such Portfolio and general expenses of the Company prorated to such Portfolio based on the relative net assets of such Portfolio. The amount of discount or premium on instruments in each Portfolio's portfolio is fixed at the time of purchase of the instruments. See "Net Asset Value Determination" above. Realized gains and losses on portfolio securities held by each Portfolio will be reflected in the net asset value of such Portfolio. Each Portfolio expects to distribute any net realized short-term gains of such Portfolio at least once each year, although it may distribute them more frequently if necessary in order to maintain such Portfolio's net asset value at $1.00 per share. The Portfolios do not expect to realize net long-term capital gains.

Should any of the Portfolios incur or anticipate any unusual expense, loss or depreciation which would adversely affect the net asset value per share or net income per share of a Portfolio for a particular period, the Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of a Portfolio were reduced, or was anticipated to be reduced, below $1.00, the Board of Directors may suspend further dividend payments with respect to that Portfolio until the net asset value per share returns to $1.00. Thus, such expense or loss or depreciation might result in a shareholder receiving no dividends for the period during which he held shares of the Portfolio and/or in his receiving upon redemption a price per share lower than the price which he paid.

Dividends on a Portfolio's shares are normally payable on the date that a share purchase or exchange order is effective and not on the date that a redemption order is effective. The net income of a Portfolio for dividend purposes is determined as of 12:00 noon Eastern time on each "business day" of the Company, as defined in the Prospectus and immediately prior to the determination of each Portfolio's net asset value on that day. Dividends are declared daily and reinvested in additional full and fractional shares of each Portfolio at net asset value. A shareholder may elect to have the declared dividends paid monthly to him by check.

Tax Matters

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in their Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and, with respect to the Municipal Money Market Fund (the "Municipal Fund"), at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., the excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used to offset capital gains in such years. As of March 31, 2000, the Cortland General Fund, U.S. Government Fund, and Municipal Fund have capital loss carryforwards of $1,648,320, $675,978, and $28,940, respectively, expiring, with respect to the Cortland General Fund, $43,454 in the year 2003 and $1,604,866 in the year 2004; with respect to the U.S. Government Fund, $224,737 in the year 2003 and $451,241 in the year 2004; and, with respect to the Municipal Fund, $13,541 in the year 2001, $3,530 in the year 2002, and $11,869 in the year 2003. Under Code Section 382, if a Fund has an "ownership change," the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the Fund immediately prior to the ownership change multiplied by the highest adjusted long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for any month in the 3-calendar-month period ending with the calendar month in which the ownership change occurs (the rate for June 1999 is 4.85%). Each Fund will use its best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control of a Fund, there can be no assurance that the Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards will have to be distributed by the Fund and will be taxable to shareholders as described under "Fund Distributions" below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund's shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts and options on futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that previously was recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to
Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders.

Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

The Muncipal Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the its taxable year at least 50% of the Municipal Fund's total assets consists of tax-exempt municipal obligations. Distributions from the Municipal Fund will constitute exempt-interest dividends to the extent of such Fund's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Municipal Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of the Municipal Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Municipal Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own advisers as to such consequences.

Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain realized from a sale of the shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects realized but undistributed income or gain, or unrealized appreciation in the value of the assets held by the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the U.S. Government Series) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) to them during the year.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares

Each Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Funds will be able to maintain such value. If the net asset value deviates from $1.00 per share, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received with respect to such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to the shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or redemption of shares of a Fund, capital gain dividends, exempt-interest dividends, and amounts retained by a Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends received in respect of, and any gains realized upon the sale of, shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

In the case of a noncorporate foreign shareholder, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or subject to withholding at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation and Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

YIELD INFORMATION

The yield for each Portfolio can be obtained by calling your securities dealer or the Distributor at (212) 830-5280 if calling from New Jersey, Alaska or Hawaii, or by calling toll free at (800) 433-1918 if calling from elsewhere in the continental U.S. Quotations of yield on the Portfolios may also appear from time to time in the financial press and in advertisements.

The current yields quoted will be the net average annualized yield for an identified period, usually seven consecutive calendar days. Yield for a Portfolio will be computed by assuming that an account was established with a single share of such Portfolio (the "Single Share Account") on the first day of the period. To arrive at the quoted yield, the net change in the value of that Single Share Account for the period (which would include dividends accrued with respect to the share, and dividends declared on shares purchased with dividends accrued and paid, if any, but would not include realized gains and losses or unrealized appreciation or depreciation) will be multiplied by 365 and then divided by the number of days in the period, with the resulting figure carried to the nearest hundredth of 1%. The Company may also furnish a quotation of effective yield for each Portfolio that assumes the reinvestment of dividends for a 365 day year and a return for the entire year equal to the average annualized yield for the period, which will be computed by compounding the unannualized current yield for the period by adding 1 to the unannualized current yield, raising the sum to a power equal to 365 divided by the number of days in the period, and then subtracting 1 from the result. Historical yields are not necessarily indicative of future yields. Rates of return will vary as interest rates and other conditions affecting money market instruments change. Yields also depend on the quality, length of maturity and type of instruments in each Portfolio's portfolio and each Portfolio's operating expenses. Quotations of yields will be accompanied by information concerning the average weighted maturity of the Portfolios. Comparison of the quoted yields of various investments is valid only if yields are calculated in the same manner and for identical limited periods. When comparing the yield for one of the Portfolios with yields quoted with respect to other investments, shareholders should consider (a) possible differences in time periods, (b) the effect of the methods used to calculate quoted yields, (c) the quality and average-weighted maturity of portfolio investments, expenses, convenience, liquidity and other important factors, and (d) the taxable or tax-exempt character of all or part of dividends received.

PORTFOLIO TRANSACTIONS

The Manager is responsible for decisions to buy and sell securities for the Company, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Company are usually principal transactions, the Portfolios incur little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Company may also purchase securities from underwriters at prices which include a commission paid by the issuer to the underwriter.

The Company does not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity. However, the Manager may seek to enhance the yield of the Portfolios by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Manager may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with the Manager's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. Each Portfolio is required to maintain an average weighted portfolio maturity of 90 days or less and purchase only instruments having remaining maturities of 13 months or less. Both may result in relatively high portfolio turnover, but since brokerage commissions are not normally paid on U.S. Government Obligations, Agencies, Money Market Obligations and Municipal Securities, the high rate of portfolio turnover is not expected to have a material effect on the Portfolios' net income or expenses.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed to be in the best interest of shareholders of the Company rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

The Manager and its affiliates manage several other investment accounts, some of which may have objectives similar to the Portfolios'. It is possible that at times, identical securities will be acceptable for one or more of such investment accounts. However, the position of each account in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated in good faith among the Portfolios and such accounts in a manner deemed equitable by the Manager. The Manager may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. The allocation and combination of simultaneous securities purchases on behalf of the three Portfolios will be made in the same way that such purchases are allocated among or combined with those of other Reich & Tang accounts. Simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

Provisions of the 1940 Act and rules and regulations thereunder have also been construed to prohibit the Portfolios' purchasing securities or instruments from or selling securities or instruments to, any holder of 5% or more of the voting securities of any investment company managed by the Manager. The Portfolios have obtained an order of exemption from the SEC which would permit the Portfolios to engage in transactions with such a 5% holder, if the 5% holder is one of the 50 largest U.S. banks measured by deposits. Purchases from these 5% holders will be subject to quarterly review by the Board of Directors including those directors who are not "interested persons" of the Company. Additionally, such purchases and sales will be subject to the following conditions: (1) the Company will maintain and preserve a written copy of the internal control procedures for the monitoring of such transactions, together with a written record of any such transactions setting forth a description of the security purchased or sold, the identity of the purchaser or seller, the terms of the purchase or sale transaction and the information or materials upon which the determinations to purchase or sell each security were made; (2) each security to be purchased or sold by a Portfolio will be: (i) consistent with such Portfolio's investment policies and objectives; (ii) consistent with the interests of shareholders of such Portfolio; and (iii) comparable in terms of quality, yield, and maturity to similar securities purchased or sold during a comparable period of time; (3) the terms of each transaction will be reasonable and fair to shareholders of the Portfolios and will not involve overreaching on the part of any person; and (4) each commission, fee, spread or other remuneration received by a 5% holder will be reasonable and fair compared to the commission, fee, spread or other remuneration received by other brokers or dealers in connection with comparable transactions involving similar securities purchased or sold during a comparable period of time and will not exceed the limitations set forth in Section 17(e)(2) of the 1940 Act.

The Company and Its Shares

The shares of the Company are divided into three portfolios constituting separate portfolios of investments, with various investment objectives and policies (the "Portfolios") and, in turn, each Portfolio is divided into classes (each such class is referred to herein as a "Fund" and collectively as the "Funds"):

         Live Oak General Money Market Fund
         Live Oak U.S. Government Fund
         Live Oak Municipal Money Market Fund

Each Portfolio issues shares of common stock in the Company. Shares of the Company have equal rights with respect to voting, except that the holders of shares of a particular Portfolio will have the exclusive right to vote on matters affecting only the rights of the holders of such Portfolio. Each share of a Portfolio bears equally the expenses of such Portfolio.

As used in the Prospectus, the term "majority of the outstanding shares" of the Company or of a particular Portfolio means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Company or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Company or such Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Company or such Portfolio.

Shareholders of the Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the Company voting together for the election of directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.

The Board of Directors may classify or reclassify any unissued shares to create a new class or classes in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act").

The Company currently offers the following Classes of shares: Cortland General Money Market Fund Shares, U.S. Government Fund Shares, Municipal Money Market Fund Shares, Live Oak General Money Market Fund Shares, Live Oak U.S. Government Fund Shares and Live Oak U.S. Government Fund Shares. The Articles of Incorporation, as supplemented, permit the Directors to issue the following number of full and fractional shares, par value $.001, of the Portfolios:
2,000,000,000 shares of the Cortland General Money Market Fund (of which 100,000,000 shares are classified as the Pilgrim America Shares and 400,000,000 shares are classified as Live Oak General Money Market Fund Shares); 1,000,000,000 shares of the U.S. Government Fund (of which 100,000,000 shares are classified as Live Oak U.S. Government Fund Shares and 400,000,000 shares are classified as the Bradford U.S. Government Money Market Fund Shares); and 1,000,000,000 shares of the Municipal Money Market Fund (of which 100,000,000 shares are classified as Live Oak Municipal Money Market Fund Shares and 400,000,000 shares are classified as the Bradford Short-Term Municipal Money Market Fund Shares). Each Fund share is entitled to participate pro rata in the dividends and distributions from that Fund. Additional information concerning the rights of share ownership is set forth in each Prospectus.

The assets received by the Company for the issue or sale of shares of each Portfolio and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to that Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio are segregated and are charged with the expenses with respect to that Portfolio and with a share of the general expenses of the Company as described below under "Expenses." While the expenses of the Company are allocated to the separate books of account of each Portfolio, certain expenses may be legally chargeable against the assets of all three Portfolios. Also, certain expenses may be allocated to a particular class of a Portfolio. See "Expenses".

The Articles of Incorporation provide that to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Company shall have any liability to the Company or to its shareholders for damages.

The Articles of Incorporation further provide that the Company shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law; that the Company shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law and that the Board of Directors may through By-law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law. However, nothing in the Articles of Incorporation protects any director or officer of the Company against any liability to the Company or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

As described in each Prospectus, the Company will not normally hold annual shareholders' meetings. Under Maryland law and the Company's By-Laws, an annual meeting is not required to be held in any year in which the election of directors is not required to be acted upon under the 1940 Act. At such time as less than a majority of the directors have been elected by the shareholders, the directors then in office will call a shareholders' meeting for the election of directors.

Except as otherwise disclosed in each Prospectus and in this Statement of Additional Information, the directors shall continue to hold office and may appoint their successors.

INVESTMENT RATINGS

The following is a description of the two highest commercial paper, bond, municipal bond and other short- and long-term categories assigned by Standard & Poor's Rating Services, a division of the McGraw-Hill Companies ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps ("Duff"), and IBCA Inc. and IBCA Limited ("IBCA"):

COMMERCIAL PAPER AND SHORT-TERM RATINGS

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

BOND AND LONG-TERM RATINGS

Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest, and in the majority of instances, differ only in small degrees from issues rated AAA.

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are general referred to as "gilt edge." Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of the rating category.

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and are liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated Duff-1 are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA.

Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

MUNICIPAL BOND RATINGS

S&P's Municipal Bond Ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighed in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity of the pledged revenues available to pay debt service.

Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other facts are also important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain circumstances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, federal or state guaranty, or the automatic withholding and use of state aid to pay the default debt service.

AAA

These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenants, earning tests for issuance of additional bonds, and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA

The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the AAA category. Bonds rated "AA" have the second strongest capacity for payment of debt service.

S&P's bond letter ratings may be modified by the addition of a plus (+) or a minus (-) sign which designates a bond's relative quality within the major rating categories, except in the AAA category.

S&P Tax-Exempt Demand Bonds Ratings

S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand feature.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are used to denote the put option (e.g., "AAA/A-1+").

MOODY'S MUNICIPAL BOND RATINGS

Aaa

Bonds which are judged to be of the highest quality are rated "Aaa." They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be anticipated are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as "high grade" bonds. They are rated lower than the Aaa bonds because margins of protection may not be as large as the Aaa securities or the fluctuation of protective elements may be of greater amplitude, or other elements may be present which make the long-term risks appear somewhat larger than in Aaa securities.

MOODY'S STATE AND MUNICIPAL SHORT-TERM RATINGS

Moody's assigns state and municipal notes, as well as other short-term obligations, a Moody's Investment Grade ("MIG") rating. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in evaluating bond risk may be less important over the short run.

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MIG 1

Notes bearing this designation are of the best quality. The notes enjoy strong "protection" by established cash flows, superior liquidity support or a demonstrated broad-based access to the market for refinancing.

MIG 2

Notes bearing this designation are of high quality. Margins of protection are ample although not as large as in the preceding group.

MOODY'S TAX-EXEMPT DEMAND RATINGS

Moody's assigns issues which have demand features (i.e., variable rate demand obligations) a VMIG symbol. This symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity, and payment relying on external liquidity. The VMIG rating is modified by the numbers 1, 2 or 3. VMIG1 represents the best quality in the VMIG category and VMIG2 represents high quality.

INTERNATIONAL AND U.S. BANK RATINGS

An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

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